                                                 File Nos. 33-82646 and 811-5140

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                     [_]

                         PRE-EFFECTIVE AMENDMENT NO.                 [_]

                                                                     [X]
                       POST-EFFECTIVE AMENDMENT NO. 6

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                     [X]
                               AMENDMENT NO. 19
                       (CHECK APPROPRIATE BOX OR BOXES.)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                           (EXACT NAME OF REGISTRANT)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA               02117
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-5060


                           SANDRA M. DADALT, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02217
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

 It is proposed that this filing become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b) of Rule 485

    [X] on May 1, 1999 pursuant to paragraph (b) of Rule 485
    [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_] on (date) pursuant to paragraph (a)(1) of Rule 485

  If appropriate check the following box

    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

 Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered.

================================================================================

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                             CROSS REFERENCE SHEET

 FORM N-4 ITEM NO.                  SECTION IN PROSPECTUS
 -----------------                  ---------------------
  1. Cover Page...................  Cover Page
  2. Definitions..................  Special Terms; Variable Account Valuation
                                     Procedures
  3. Synopsis or Highlights.......  Summary Information
  4. Condensed Financial
      Information.................  Not Available
  5. General Description of
      Registrant, Depositor and
      Portfolio Companies.........  John Hancock, The Account and the Series
                                     Fund; Voting Privileges
  6. Deductions...................  Charges Variable Annuity Contracts
  7. General Description of
      Variable Annuity Contracts..  The Contracts; The Accumulation Period; The
                                     Annuity Period; Miscellaneous Provisions;
                                     Changes in Applicable Law-Funding and
                                     Otherwise
  8. Annuity Period...............  The Annuity Period
  9. Death Benefit................  The Accumulation Period; The Annuity Period
 10. Purchases and Contract
      Values......................  The Contracts; The Accumulation Period;
                                     Variable Account Valuation Procedures;
                                     Performance
 11. Redemptions..................  The Accumulation Period; Miscellaneous
                                     Provisions
 12. Taxes........................  Federal Income Taxes
 13. Legal Proceedings............  Not Applicable
 14. Table of Contents of
      Statement of
      Additional Information......  Table of Contents of Statement of
                                     Additional Information

                          PROSPECTUS DATED MAY 3, 1999


                  INDEPENDENCE PREFERRED VARIABLE ANNUITY
---------------------------------------------------------------------------


        an individual deferred combination fixed and variable annuity contract issued by


                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                                                     ("JOHN HANCOCK")

    JOHN HANCOCK ANNUITY SERVICING OFFICE
------------------------------------------------
EXPRESS DELIVERY        U.S. MAIL
----------------
529 Main Street (X-4)   P.O. Box 111
Charlestown, MA  02129  Boston, MA  02117
            Phone:  1-800-732-5543
             Fax:  1-800-886-3048
------------------------------------------------

  The contract enables you to earn (1) a fixed rate of interest that we declare under our fixed investment option and (2) an investment-based return in the following variable investment options:

     VARIABLE INVESTMENT OPTION                        MANAGED BY
     --------------------------                        ----------
-----------------------------------------------------------------------------------
  Managed . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Growth & Income . . . . . . . . .   Independence Investment Associates, Inc.
  Equity Index  . . . . . . . . . .   State Street Global Advisors
  Large Cap Value . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth  . . . . . . . .   Independence Investment Associates, Inc.
  Mid Cap Value . . . . . . . . . .   Neuberger Berman, LLC
  Mid Cap Growth  . . . . . . . . .   Janus Capital Corporation
  Real Estate Equity  . . . . . . .   Independence Investment Associates, Inc.
  Small/Mid Cap Growth. . . . . . .   Wellington Management Company, LLP
  Small/Mid Cap CORE  . . . . . . .   Goldman Sachs Asset Management
  Small Cap Value . . . . . . . . .   INVESCO Management & Research, Inc.
  Small Cap Growth  . . . . . . . .   John Hancock Advisers, Inc.
  Global Equity . . . . . . . . . .   Scudder Kemper Investments, Inc.
  International Balanced  . . . . .   Brinson Partners, Inc.
  International Equity Index . . . .  Independence International Associates, Inc.
  International Opportunities . . .   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . .   Montgomery Asset Management, LLC
  Short-Term Bond . . . . . . . . .   Independence Investment Associates, Inc.
  Bond Index  . . . . . . . . . . .   Mellon Bond Associates, LLP
  Sovereign Bond  . . . . . . . . .   John Hancock Advisers, Inc.
  Global Bond . . . . . . . . . . .   J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . . . . . .   Wellington Management Company, LLP
  Money Market  . . . . . . . . . .   John Hancock Mutual Life Insurance Company
-----------------------------------------------------------------------------------



  We may offer additional variable investment options in the future.

  For each variable investment option you select, we invest your money in the corresponding "Fund" of the John Hancock Variable Series Trust I (the "Trust").
 The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). Each of the Trust's "Funds" is a separately managed investment portfolio that has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust that contains detailed information about each Fund. Be sure to read the prospectus for the Trust before selecting any variable investment option.

  For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

  We refer to the variable investment options and the fixed investment option together as "investment options."

  ************************************************************************

  The SEC has not approved or disapproved the contracts, or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

  The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "CONDENSED FINANCIAL INFORMATION" follows the "Additional
       Information." This gives some basic information about the size and past performance of the variable investment options.

 The Trust's prospectus is attached at the end of this prospectus. You should save these prospectuses for future reference.

                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated May 1, 1999. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page __.
-------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Accumulation units...................................27
  Annuitant............................................10
  Annuity payments.....................................34
  Annuity period.......................................13
  Contract year........................................11
  Date of issue........................................11
  Date of maturity.....................................10
  Free withdrawal amount...............................16
  Funds................................................2
  Fixed investment option..............................cover
  Investment options...................................14
  Premium payments.....................................10
  Surrender value......................................18
  Surrender............................................16
  Variable investment options..........................cover
  Withdrawal charge....................................16
  Withdrawal...........................................16

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

     .Maximum Withdrawal Charge (as % of amount withdrawn) 8%
     .Annual Contract  Fee (applies only to contracts of less than $10,000) $30

ANNUAL CONTRACT EXPENSES (AS A % OF  THE AVERAGE TOTAL VALUE OF THE CONTRACT)

  Mortality and Expense Risk Charge                                            1.15%
-----------------------------------------------------------------------------------------
  Administrative Services Charge                                               0.35%
-----------------------------------------------------------------------------------------
  Total Annual Contract Charge                                                 1.50%
-----------------------------------------------------------------------------------------



  These annual contract expenses don't apply to amounts held in the fixed investment option.

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)


  Each Fund pays an investment management fee and other operating expenses. These fees and expenses reduce the investment return of the Fund, and therefore, indirectly reduce the return you will earn on any amounts you allocate to the variable investment options that corresponds to that Fund. The figures in the following chart are expressed as percentages of each Fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable in 1998 and the 1998 other operating expenses that would have been allocated to the Funds under the allocation rules currently in effect:

                                                       OTHER FUND   TOTAL FUND    OTHER FUND EXPENSES
             FUND NAME               MANAGEMENT  FEES   EXPENSES*   EXPENSES      AFTER REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
Managed                              0.32%             0.05%        0.37%        0.05%
-------------------------------------------------------------------------------------------------------
Growth & Income                      0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------
Equity Index                         0.14%             0.08%        0.22%        0.08%
-------------------------------------------------------------------------------------------------------
Large Cap Value                      0.74%             0.07%        0.81%        0.07%
-------------------------------------------------------------------------------------------------------
Large Cap Growth                     0.37%             0.05%        0.42%        0.05%
-------------------------------------------------------------------------------------------------------
Mid Cap Value                        0.80%             0.05%        0.85%        0.05%
-------------------------------------------------------------------------------------------------------
Mid Cap Growth                       0.85%             0.08%        0.93%        0.08%
-------------------------------------------------------------------------------------------------------
Real Estate Equity                   0.60%             0.05%        0.65%        0.05%
-------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth**               0.75%             0.05%        0.80%        0.05%
-------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE                   0.80%             0.10%        0.90%        0.23%
-------------------------------------------------------------------------------------------------------
Small Cap Value                      0.80%             0.07%        0.87%        0.07%
-------------------------------------------------------------------------------------------------------
Small Cap Growth                     0.75%             0.08%        0.83%        0.08%
-------------------------------------------------------------------------------------------------------
Global Equity                        0.90%             0.10%        1.00%        0.50%
-------------------------------------------------------------------------------------------------------
International Balanced               0.85%             0.10%        0.95%        0.64%
-------------------------------------------------------------------------------------------------------
International Equity Index           0.17%             0.10%        0.27%        0.23%
-------------------------------------------------------------------------------------------------------
International Opportunities          0.87%             0.10%        0.97%        0.32%
-------------------------------------------------------------------------------------------------------
Emerging Markets Equity              1.30%             0.10%        1.40%        0.68%
-------------------------------------------------------------------------------------------------------
Short-Term Bond                      0.30%             0.05%        0.35%        0.05%
-------------------------------------------------------------------------------------------------------
Bond Index                           0.15%             0.05%        0.20%        0.05%
-------------------------------------------------------------------------------------------------------
Sovereign Bond                       0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------
                                     0.6
Global Bond**                        9                 0.06%        0.75%        0.06%
                                     %
-------------------------------------------------------------------------------------------------------
High Yield Bond                      0.65%             0.07%        0.72%        0.07%
-------------------------------------------------------------------------------------------------------
Money Market                         0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------

  * John Hancock reimburses a Fund when the Fund's other operating expenses exceed 0.10% of the Fund's average daily net assets.
  ** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
    Bond was formerly "Strategic Bond."

EXAMPLES***

  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets:


                                       1 YEAR    3 YEARS  5 YEARS   10 YEARS
-----------------------------------------------------------------------------
Managed                               $   91     $131     $164     $221
-----------------------------------------------------------------------------
Growth & Income                       $  90      $128     $160     $212
-----------------------------------------------------------------------------
Equity Index                          $  91      $130     $163     $219
-----------------------------------------------------------------------------
Large Cap Value                       $  97      $148     $193     $279
-----------------------------------------------------------------------------
Large Cap Growth                      $  92      $132     $167     $226
-----------------------------------------------------------------------------
Mid Cap Value                         $  97      $149     $195     $283
-----------------------------------------------------------------------------
Mid Cap Growth                        $  99      $153     $202     $296
-----------------------------------------------------------------------------
Real Estate Equity                    $  95      $141     $181     $255
-----------------------------------------------------------------------------
Small/Mid Cap Growth                  $  97      $147     $191     $276
-----------------------------------------------------------------------------
Small/Mid Cap CORE                    $  98      $152     $199     $291
-----------------------------------------------------------------------------
Small Cap Value                       $  98      $152     $199     $291
-----------------------------------------------------------------------------
Small Cap Growth                      $  98      $150     $197     $287
-----------------------------------------------------------------------------
Global Equity                         $  99      $155     $204     $301
-----------------------------------------------------------------------------
International Balanced                $  99      $153     $202     $296
-----------------------------------------------------------------------------
International Equity Index            $  93      $137     $175     $242
-----------------------------------------------------------------------------
International Opportunities           $  99      $155     $204     $301
Opportunities Opportunities
-----------------------------------------------------------------------------
Emerging Markets Equity               $103       $167     $224     $339
-----------------------------------------------------------------------------
Short-Term Bond                       $  93      $136     $173     $239
-----------------------------------------------------------------------------
Bond Index                            $  92      $132     $166     $225
-----------------------------------------------------------------------------
Sovereign Bond                        $  90      $129     $161     $214
-----------------------------------------------------------------------------
Global Bond                           $  97      $149     $194     $282
-----------------------------------------------------------------------------
High Yield Bond                       $  97      $147     $192     $277
-----------------------------------------------------------------------------
Money Market                          $  91      $129     $162     $216
-----------------------------------------------------------------------------

  If you commence receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming 5% annual return on assets.


                              1 YEAR   3 YEARS  5 YEARS    10 YEARS
--------------------------------------------------------------------
Managed                       $19      $59      $102      $221
--------------------------------------------------------------------
Growth & Income               $18      $57      $  97     $212
--------------------------------------------------------------------
Equity Index                  $19      $59      $101      $219
--------------------------------------------------------------------
Large Cap Value               $25      $76      $131      $279
--------------------------------------------------------------------
Large Cap Growth              $20      $61      $105      $226
--------------------------------------------------------------------
Mid Cap Value                 $25      $78      $133      $283
--------------------------------------------------------------------
Mid Cap Growth                $27      $82      $140      $296
--------------------------------------------------------------------
Real Estate Equity            $23      $69      $119      $255
--------------------------------------------------------------------
Small/Mid Cap Growth          $25      $75      $129      $276
--------------------------------------------------------------------
Small/Mid Cap CORE            $26      $80      $137      $291
--------------------------------------------------------------------
Small Cap Value               $26      $80      $137      $291
--------------------------------------------------------------------
Small Cap Growth              $26      $79      $135      $287
--------------------------------------------------------------------
Global Equity                 $27      $83      $142      $301
--------------------------------------------------------------------
International Balanced        $27      $82      $140      $296
--------------------------------------------------------------------
International Equity Index    $21      $65      $112      $242
--------------------------------------------------------------------
International Opportunities   $27      $83      $142      $301
Opportunities Opportunities
--------------------------------------------------------------------
Emerging Markets Equity       $31      $95      $162      $339
--------------------------------------------------------------------
Short-Term Bond               $21      $65      $111      $239
--------------------------------------------------------------------
Bond Index                    $20      $61      $104      $225
--------------------------------------------------------------------
Sovereign Bond                $18      $57      $  99     $214
--------------------------------------------------------------------
Global Bond                   $25      $77      $132      $282
--------------------------------------------------------------------
High Yield Bond               $25      $76      $130      $277
--------------------------------------------------------------------
Money Market                  $19      $58      $100      $216
--------------------------------------------------------------------


  ***These examples do not include any applicable premium taxes.  The examples should not be considered representations of past or future expenses;
     actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 1998, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                             PAGES TO SEE
  --------                                             ------------

What is the contract?. . . . . . . . . . . . . . . .

Who owns the contract?. . . . . . . . . . . . . . .

Is the owner also the annuitant?. . . . . . . . . .

How can I invest money in a contract?. . . . . . . .

How will the value of my investment in the contract change over time?

What annuity benefits does the contract provide?. .

What are the tax consequences of owning a contract?.

Can I change my contract's investment options?. . .

What fees and charges will be deducted from my contract?

How can I withdraw money from my contract?. . . . .

What happens if the annuitant dies before my contract's date of maturity?

Can I return my contract?. . . . . . . . . . . . . .

 WHAT IS THE CONTRACT?

  The contract is a "deferred payment variable annuity contract." An annuity contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a deferred payment contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a variable annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

 WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

 IS THE OWNER ALSO THE ANNUITANT?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.
 In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

 HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

  We call the investments you make in your contract "premiums" or "premium payments." In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $1,000 for an individual retirement account or a qualified plan. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $50.

APPLYING FOR A CONTRACT

  An authorized representative of John Hancock through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

  You can make premium payments of up to $500,000 in any one contract year ($100,000 into the fixed investment option, after the initial premium payment which can be as much as $500,000). The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85th birthday.

  We will not issue a contract if the proposed annuitant is age 85 or older. We may waive any of these limits, however.

WAYS TO MAKE PREMIUM PAYMENTS

  Premium payments made by check or money order must be:

     . drawn on a U.S. bank,

     . drawn in U.S. dollars, and

     . made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at one of the addresses shown on page 1 of this prospectus. We will accept your initial premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

  Prior to a contract's date of maturity, the amount you've invested in any VARIABLE INVESTMENT OPTION will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

  Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table on page __.
 However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What charges will be deducted from my contract?" beginning on page __.

  Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a varible investment option will be treated as a premium payment.

  Under current practice, we credit interest to amounts allocated to the fixed investment option based on the size of the initial premium payment, We credit a higher rate for initial premium payments of $10,000 or more. The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

  At any time before the date of maturity, the "TOTAL VALUE OF YOUR CONTRACT" equals

     . the total amount you invested,

     . minus all charges we deduct,

     . minus all withdrawals you have made,

     . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

     . plus the interest we credit to any of your contract's value while it is in the fixed investment option.

 WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

  If your contract is still in effect on its date of maturity, it enters what is called the "annuity period". During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity.
 Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page __, for information about all of these choices you can make.

 WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

     . partial withdrawal

     . full withdrawal ("surrender")

     . payment of death benefit proceeds as a single sum upon your death or the annuitant's death

     . periodic payments under one of our annuity payment options

 How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as

     . the type of the distribution

     . when the distribution is made

     . the nature of any tax-qualified retirement plan for which the contract is being used

     . the circumstances under which the payments are made

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

 CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

ALLOCATION OF PREMIUM PAYMENTS

  When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  At any one time, you may invest in up to 10 of the 24 investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

TRANSFERRING YOUR ASSETS

  Up to 12 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. We reserve the right to assess a charge of up to $25 for transfer beyound the first 12 transfers per year. Transfers under our dollar cost averaging program count toward the 12 free transfers you are allowed each year.

  A number of restrictions apply to transfers in general.  You may NOT

     . transfer assets within 30 days prior to the contract's date of maturity,

     . transfer more than $1,000,000 in a contract year from any one variable investment option, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options, or

     . make any transfer during the annuity period that would result in more than 4 investment options being used at once.

  In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may NOT

     . transfer assets to or from the fixed investment option during the annuity period,

     . transfer or deposit (exclusive of the intitial premium payment) more than $100,000 into the fixed investment option during a contract year,

     . make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option,

     . transfer out of the fixed investment option more than once during a contract year and only on or within 30 days after the anniversary of your contract's issuance ("contract anniversary"),

     . transfer or deposit money into the fixed investment option after the 10th contract year, or

     . transfer out of the fixed investment option more than the greater of $500 or 20% of your assets in the fixed investment option in any one contract year.

PROCEDURE FOR TRANSFERRING YOUR ASSETS

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the locations shown on page
1.  Your request should include

     . your name,

     . daytime telephone number,

     . contract number,

     . the names of the investment options being transferred to and from each, and

     . the amount of each transfer.

 The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

TELEPHONE TRANSFERS

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

 WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

MORTALITY AND EXPENSE RISK CHARGE

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 1.15% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our fixed investment option.)

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.35% of the value of the assets you have allocated to the variable investment options.

ANNUAL CONTRACT FEE

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain states assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE

  If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sale of the contract, including commissions paid and other distribution costs.

  Here's how we determine the charge:  In any contract year, you may withdraw up
  ----------------------------------
to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

YEARS FROM DATE OF PREMIUM PAYMENT TO
   DATE OF SURRENDER OR WITHDRAWAL       WITHDRAWAL CHARGE*
-------------------------------------    ------------------
------------------------------------------------------------
  7 or more . . . . . . . . . . . . .     0%
------------------------------------------------------------
  5 but less than 7 . . . . . . . . .     6%
------------------------------------------------------------
  3 but less than 5 . . . . . . . . .     7%
------------------------------------------------------------
  less than 3 . . . . . . . . . . . .     8%
------------------------------------------------------------


  * AS A PERCENTAGE OF THE AMOUNT OF SUCH PREMIUM THAT WE CONSIDER TO HAVE BEEN WITHDRAWN (INCLUDING THE WITHDRAWAL CHARGE), AS EXPLAINED IN THE TEXT IMMEDIATELY BELOW.

  Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

  The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

  Here's how we deduct the withdrawal charge:  We deduct the withdrawal charge
  ------------------------------------------
proportionally from each investment option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

  When withdrawal charges don't apply:  We don't assess a withdrawal charge in
  -----------------------------------
the following situations:

     . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

     . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  In addition, under our exchange offer program, certain pension plans may be eligible to exchange their contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, Inc. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your contract was purchased on behalf either

     .  a pension plan qualified under Section 401(k) of the Internal
       Revenue Code of 1986 or

     . a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

   The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

 HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The "surrender value" of a contract is the total value of a contract, MINUS the annual contract fee and any applicable premium tax and withdrawal charges.
 We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page __. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     . for an amount less than $100, or

     . if the remaining total value of your contract would be less than $1,000.

 If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

SYSTEMATIC WITHDRAWAL PLAN

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal.
 See "How will the value of my contract change over time?" beginning on page __, and "What fees and charges will be deducted from my contract?" beginning on page __. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

     . you may elect the plan only if the total value of your contract equals $25,000 or more.

     . in any one contract year, you may not withdraw more than 10% of the total value of your contract at the beginning of the contract year.

     . the amount of each systematic withdrawal must equal at least $100.

     . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

     . you may cancel the plan at any time.

     . we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

     . you cannot elect this plan if you are participating in the dollar-cost averaging program.

DOLLAR-COST AVERAGING PROGRAM

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

     . you may elect the program only if the total value of your contract equals $20,000 or more.

     . the amount of each transfer must equal at least $250.

     . you may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

     . you may discontinue the program at any time.

     . the program continues until the earlier of (1) 12, 24, or 36 months
       (whichever you elect) or (2) full liquidation of the variable investment option from which we are taking the transfers.

     . automatic transfers to or from the fixed investment option are not permitted.

     . we reserve the right to terminate the program at any time.

     . you cannot elect the dollar-cost averaging program if you are participating in the systematic withdrawal plan.

 WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

GUARANTEED MINIMUM DEATH BENEFIT

  If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greatest of:

     (1) the total value of your contract, or

     (2) the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges, or

     (3) in states where permitted by law, the highest total value of your contract as of any third interval anniversary of your contract to date (preceding the anniversary nearest the annuitant's 81st birthday), PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

  We calculate the amounts in clauses (1) and (2) as of the day we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  We calculate the amount in clause (3) as follows: On the third anniversary of your contract (and every third anniversary thereafter until the anniversary closest to the annuitant's 81st birthday), we compute the total value of your contract adjusting for premium payments and partial withdrawals since that anniversary. We compare that amount to amounts in clauses (1) and (2). The greatest of these three amounts forms a mimimum which may increase on subsequent third interval anniversaries with favorable investment performance and additional premium payments but will never decrease unless partial withdrawals are taken.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page __.

 CAN I RETURN MY CONTRACT?

  In most cases, you may return your contract for any reason within 10 days after you receive it. If you do, we will pay you the total value of your contract, plus the amount of premium taxes that we have deducted. However, there are some exceptions to this general rule:

     . if you return a contract issued in Hawaii, Idaho, Missouri, Nebraska, North Carolina, Oklahoma, Oregon, South Carolina, Washington, West Virginia, or Utah, you will receive the gross premiums you paid.

     . if you return a contract that is an individual retirement annuity
       ("IRA"), you will receive the gross premiums you paid.

     . if your contract was issued in California after your 60/th/ birthday, you may return the contract within 30 days and receive the gross premiums you paid.

     . if your contract was issued in North Dakota, you may return it within 20 days and receive the gross premiums you paid.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages __ through ___.

  CONTENTS OF THIS SECTION                              PAGES TO SEE

  Description of John Hancock. . . . . . . . . . . .

  Who should purchase a contract. . . . . . . . . .

  How we support the variable investment options. .

  The accumulation period. . . . . . . . . . . . . .

  Payment of death benefits. . . . . . . . . . . . .

  The annuity period. . . . . . . . . . . . . . . .

  Variable investment option valuation procedures. .

  Distribution requirements following death of owner

  Miscellaneous provisions. . . . . . . . . . . . .

  Tax information. . . . . . . . . . . . . . . . . .

  Performance information. . . . . . . . . . . . . .

  Reports. . . . . . . . . . . . . . . . . . . . . .

  Voting privileges. . . . . . . . . . . . . . . . .

  Certain changes. . . . . . . . . . . . . . . . . .

  Distribution of contracts. . . . . . . . . . . . .

  Impact of the Year 2000 issue. . . . . . . . . . .

  Registration statement. . . . . . . . . . . . . .

  Experts and financial statements. . . . . . . . .

  Appendix A - Examples of withdrawal charge calculation

  Appendix B - Contract loans under Section 403(b) ("TSA loans")

  Appendix C - Illustrative values and annuity payment tables

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock, a mutual life insurance company organized, in 1862, under the laws of the Commonwealth of Massachusetts. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 1998, we had more that $62.6 billion of assets.

 WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also designed the contracts for purchase under:

     . pension and profit-sharing plans qualified under Section 401(c) of the Code, known as H.R. 10 Plans;

     . pension or profit-sharing plans qualified under sections 401(a) or 403(a) of the Code, known as "corporate plans";

     . plans qualified under Section 401(k) of the Code;

     . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;
        and

     . individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code.

     . deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

 HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account V (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trust's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities.
 These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option.
 Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:


dollar amount of transaction
                   DIVIDED BY
value of one accumulation unit for the applicable
variable investment option at the time of such
transaction
-------------------------------------------------


  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

number of accumulation units in the variable
investment options
                    TIMES
value of one accumulation unit for the
applicable variable investment option that
time
---------------------------------------------


YOUR VALUE IN THE FIXED INVESTMENT OPTION

  On any date, the total value of your contract in the fixed investment option equals:

     . the amount of premium payments or transferred amounts allocated to the fixed investment option, MINUS

     . the amount of any withdrawals or transfers paid out of the fixed investment option, PLUS

     . interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, MINUS

     . the amount of any charges and fees deducted from fixed investment option.

 THE ANNUITY PERIOD

DATE OF MATURITY

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

     . at least 6 months after the date the first premium payment is applied to your contract and

     . no later than the maximum age specified in your contract (normally age 85).

  Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however.
 Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page __.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page __ below).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

     . you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least
       $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

  You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

VARIABLE MONTHLY ANNUITY PAYMENTS

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   ASSUMED INVESTMENT RATE
   -----------------------

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.
 We then multiply the result by the greater of

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.
 If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available:

     . Option A:  "life annuity with 5 years guaranteed" and

     . Option B: "life annuity without further payment on the death of payee."

 VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
     .if the contract's designated beneficiary is your
       surviving spouse, your spouse may continue the contract
       in force as the owner.
     .if the beneficiary is not your surviving spouse OR if
       the beneficiary is your surviving spouse but chooses not
       to continue the contract, the entire interest (as
       discussed below) in the contract on the date of your
       death must be:
     (1) paid out in full within five years of your death or
     (2)
       applied in full towards the purchase of a life annuity
       on the beneficiary with payments commencing within one
       year of your death
  If you are the annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the annuitant, the entire interest equals
     .the surrender value if paid out in full within five
       years of your death, or
     .
       the total value of your contract applied in full towards
       the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN
     .any remaining amount that we owe must be paid out at
       least as rapidly as under the method of making annuity payments that is then in use.
-------------------------------------------------------------------

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

  The Code imposes very similar distribution requirements on contracts used to fund tax-qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

 MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary.
 You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

     . the rights of any assignees of record,

     . the any action taken prior to receipt of the notice, and

     . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

 TAX INFORMATION

OUR INCOME TAXES

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.
 Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

CONTRACTS NOT PURCHASED TO FUND A TAX-QUALIFIED PLAN

   UNDISTRIBUTED GAINS
   -------------------

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   ANNUITY PAYMENTS
   ----------------

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the

Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   SURRENDERS AND WITHDRAWALS BEFORE DATE OF MATURITY
   --------------------------------------------------

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   PENALTY FOR PREMATURE WITHDRAWALS
   ---------------------------------

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

DIVERSIFICATION REQUIREMENTS

  Each of the Funds of the Trust intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of Fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX-QUALIFIED PLAN

  We have no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

   WITHHOLDING ON ROLLOVER DISTRIBUTIONS
   -------------------------------------

  The tax law requires us to withhold 20% from certain distributions from tax-qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   CONTRACTS PURCHASED AS INDIVIDUAL RETIREMENT ANNUITIES (IRAS)
   -------------------------------------------------------------

  An individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to take a federal income tax deduction of up to $2,000 per year for contributions to the IRA. (You can never, however, deduct more than 100% of your compensation includable in your gross income for the year.) You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally deduct up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  If you or your spouse is an active participant in an employer-sponsored retirement plan, you may make deductible premium payment only if your adjusted gross incomes do not exceed certain amounts. You can still contribute the full $2000 for each of you and your spouse, however, even though they are not deductible. Nor can you take a deduction for premium payments made in or after the taxable year in which you attain age 70 1/2 or for a "rollover contribution" as defined in the Code.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from an IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences, if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under an IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   CONTRACTS PURCHASED UNDER SIMPLE RETIREMENT ACCOUNTS (SIMPLE IRAS)
   ------------------------------------------------------------------

  In general, a small business employer may establish a SIMPLE IRA retirement plan, if the employer employed less than 100 employess on any day during the preceding calendar year. As an employee of such small business employer, you may make premium payments to the SIMPLE IRA. You may specify the percentage of compensation that you will contribue to the SIMPLE IRA, provided the amount of contribution does not exceed $6,000 a year. Your employer must elect to make a matching contribution of up to 3% of your compensation or an non-elective contribution equal to 2% of your compensation.

   CONTRACTS PURCHASED UNDER CERTAIN NON-DEDUCTIBLE IRAS (ROTH IRAS)
   -----------------------------------------------------------------

  In general, you may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA contract, known as a ROTH IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribution to a ROTH IRA. Also, the $2,000 maximum for a ROTH IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $15,000.

  If you hold your ROTH IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract

     . after you reach age 591/2,

     . on your death or disability, or

     . to one of the following qualified first-time home purchasers, subject to a $10,000 lifetime maximum: you or your spouse, child, grandchild, or ancestor.

  The Code treats payments you receive from a ROTH IRA that do not qualify for the above tax free treatment as a return of the contributions you made first.
 However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You may make a tax-free rollover contribution from a non-ROTH IRA, unless

     . you have adjusted gross income over $100,000, or

     . you are a married taxpayer filing a separate return.

 The $2,000 ROTH IRA contribution limit does not apply to tax-free rollover contributions.

  You must, however, pay tax on any portion of the non-ROTH IRA being rolled over that represents income on a previously deductible IRA contribution. No similar limitations apply to rollovers from one ROTH IRA to another ROTH IRA.

   CONTRACTS PURCHASED UNDER SECTION 403(B) PLANS (TSA)
   ----------------------------------------------------

  Under these tax-sheltered annuity ("TSA") arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year

     . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

     . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,000; and

     . is subject to certain other limits (described in Section 415 of the Code).

  When we make annuity payments from the contract, such payments are taxed to the employee or other payee under the same rules that apply to such payments under corporate plans (discussed below), except that five-year averaging and capital gain phase-out are not available.

  When we make payments from a TSA contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a TSA contract before the employee reaches age 59 1/2, except

     . on the employee's separation from service, death, or disability,

     . with respect to distributions of assets held under a TSA contract as of December 31, 1988,

     . transfers and exchanges to other products that qualify under Section
       403(b).

   CONTRACT LOANS UNDER SECTION 403(B) QUALIFIED CONTRACTS
   -------------------------------------------------------

  Prior to the date of maturity of your contract, you may request a loan from the total value of your contract. If the loan meets the amount and prepayment requirements described in detail in Appendix B, we will not report the loan to the Internal Revenue Service as a taxable distribution. To apply for a loan, you must use our required loan forms. Forms are available through our the John Hancock Annuity Servicing Office. At the time the loan is issued, we will provide you with a detailed loan agreement containing all the requirements of the loan.

  Contract loans are subject to many conditions and requirements of the Code and ERISA and the terms of any retirement plan in connection with which your contract was acquired. For example, serious tax consequences may result, if you don't make your loan payments when due or if we find it otherwise necessary to exercise our right to use all or part of the value of your contract to repay a contract loan. Because the tax and ERISA laws can be very confusing, you should always consult a qualified adviser before taking any action with respect to contract loans.

   CONTRACTS PURCHASED FOR "CORPORATE" PLANS
   -----------------------------------------

  In general, an employer may deduct from its taxable income premium payments it makes under

     . a qualified pension or profit-sharing plan described in Section
       401(a) of the Code or

     . a qualified annuity plan described in Section 403(a) of the Code.

 Nor do the employees participating in the plan have to pay tax on such contributions when made.

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment.

  Certain special five-year income tax averaging provisions are available for total distributions made in 1999, but not after that. Other favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   CONTRACTS PURCHASED FOR H.R. 10 (SELF-EMPLOYED) PLANS
   -----------------------------------------------------

  Self-employed persons, including partnerships, purchase contracts for tax qualified pension and profit-sharing plans that they establish for themselves and for their employees. The Code limits the maximum amount of premium payments that the self-employed person may deduct for federal income tax purposes each year. With respect to variable annuity contracts issued on the life of self-employed persons under such plans, the maximum generally is the lesser of

     . $30,000, or

     . 25% of "earned income" (as defined in the Code).

  Self-employed persons must also make premium payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves.

  Tax qualified plans may permit self-employed persons and their employees to make additional premium payments themselves (which are not deductible) of up to 10% of earned income or compensation.

  When we make annuity payments under an H.R. 10 contract, the payee must pay federal income taxes under the same rules that apply to such payments under corporate plans (discussed above).

  The tax treatment of annuity payments is also the same as under corporate plans (discussed above); as, in most respects, is the tax treatment of single sum payments.

  The same rules discussed above that determine n for corporate plans (a) when annuity payments must commence and (b) the 10% penalty tax on certain early distributions also apply to H.R. 10 plans.

   CONTRACTS PURCHASED  UNDER GOVERNMENT DEFERRED COMPENSATION PLANS
   -----------------------------------------------------------------

  You can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by

     . a state,

     . a political subdivsion of a state,

     . an agency or intrumentality or a state or political subdivision of a state, or

     . a tax-exempt organization.

  As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

  In general, the maximum amount of compensation you can deferred under such tax-favored plans equals the lesser of

     . $7,500 or

     . 33 1/3 % of your "includible income" (as defined in the Code).

 The deferred compensation plan must satisfy several conditions, including the following:

     . the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emegency), and

     . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

 If we make a payment under your contract in the form of an annuity, or in a single sum such as on surrender or withdrawal, the payment is taxed as ordinary income.

   CONTRACTS PURCHASED FOR "TOP-HEAVY" PLANS
   -----------------------------------------

  Certain corporate and H.R. 10 plans may fall within Section 416 of the Code's definition of "top-heavy plans." This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

   TAX-FREE ROLLOVERS
   ------------------

  The discussion above covers certain fully or partially tax-free "rollovers" from a regular IRA to a ROTH IRA. You may also make a tax-free rollover from

     . a regular IRA to another regular IRA,

     . any tax-qualified plan to a regular IRA,

     . any tax-qualified plan to another tax-qualified plan of the same type
       (i.e. TSA to TSA, corporate plan to corporate plan, etc.)

  We do not have to withhold tax if you roll over your entire distribution and you request us to pay it directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   SEE YOUR OWN TAX ADVISER
   ------------------------

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing tax-qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls.
 For further information, you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     . the value at the end of such period.

  At Account level, total return reflects adjustments for

     . the mortality and expense risk charges,

     . the administrative charge,

     . the annual contract fee, and

     . any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

 Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format, except that it will not reflect any withdrawal charge.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. CURRENT YIELD refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  EFFECTIVE YIELD is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  We also advertise current yield for investments in the other variable investment options. For investments in these options, we calculate current yield by the following formula:

the annualization of the income earned by a
investment in the variable investment option
during a recent 30-day period
                  DIVIDED BY
the maximum offering price per unit of  the
variable investment option at the end of such
30-day period
----------------------------------------------


  In all cases, current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax of any withdrawal charge.

 REPORTS

  At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trust.

 VOTING PRIVILEGES

  At meetings of the Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

  We reserve the right, subject to applicable law, including any required shareholder approval,

     . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

     . to add or delete variable investment options,

     . to change the underlying investment vehicles,

     . to operate the Account in any form permitted by law, and

     . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

 DISTRIBUTION OF CONTRACTS

  Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidary of John Hancock.

  You can purchase a contract either through Signators registered representative or through other broker-dealers whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers to exceed 3.0% of premium payments. Signator compensates its registered representatives for sales of the contracts on a commission and fee service basis. We, in turn, reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing and sales of these contracts. We offer these contracts on a continuous basis, but neither John Hancock is obligated to sell any particular amount of contracts.

 IMPACT OF THE YEAR 2000 ISSUE

  The advent of the Year 2000 presents us with a technological challenge:
 making our systems function properly with respect to dates in the year 2000 and after. In response, to that challenge, we have developed and are executing a plan to modify or replace significant portions of our computer informations systems and automated technologies. The plan involves coordination and testing with business partners in an effort to minimize the possibility that external factors will adversely impact our systems. We believe that, with modifications to existing systems and conversions to new technologies, the Year 2000 will not pose significant operational problems for our computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the Year 2000 issue could have an adverse impact on our operations.

  We have substantially completed the process of remediating our systems and expect the compliance testing component of the project to be completed by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors.
 However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of the Year 2000 issue, refer to Note 15 to the Notes to the Financial Statements of John Hancock Mutual Life Insurance Company included in the Statement of Additional Information to this prospectus.

 REGISTRATION STATEMENT

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                              page of SAI

VARIATIONS IN CHARGES. . . . . .2
DISTRIBUTION. . . . . . . . . . 2
CALCULATION OF PERFORMANCE DATA.2
OTHER PERFORMANCE INFORMATION. . 4
CALCULATION OF ANNUITY PAYMENTS.4
ADDITIONAL INFORMATION ABOUT DETERMINING
 UNIT VALUES. . . . . . . . . . 6
PURCHASES AND  REDEMPTIONS OF FUND SHARES7
THE ACCOUNT. . . . . . . . . . .8
DELAY OF CERTAIN PAYMENTS . . . .8
LIABILITY FOR TELEPHONE TRANSFERS8
VOTING PRIVILEGES. . . . . . . .8
JOHN HANCOCK FINANCIAL STATEMENTS10
SEPARATE ACCOUNT FINANCIAL STATEMENTS23

 EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Mutual Life Insurance Company and the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

     CONDENSED FINANCIAL INFORMATION JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  The following table provides selected data for each accumulation share throughout the period as follows:


                                                                            Period from
                              Year-Ended     Year-Ended     Year-Ended    January 26, 1995
                             December, 31,   December 31,  December 31,   to December 31,
                                 1998            1997          1996             1995
                             -------------  -------------  ------------  ------------------
GROWTH & INCOME
Accumulation share
 value:
  Beginning of period             $19.75         $15.44        $13.24           $10.00
  End of period . . .             $25.34         $19.75        $15.44           $13.24
Number of Accumulation
 Shares outstanding at
 end of period. . . .          6,027,797      5,327,037     3,891,413        1,659,869
SOVEREIGN BOND
Accumulation share
 value:
  Beginning of period             $12.97         $11.96        $11.66           $10.00
  End of period . . .             $13.83         $12.97        $11.96           $11.66
Number of Accumulation
 Shares outstanding at
 end of period. . . .          2,362,922      1,765,587     1,370,328          682,290
MONEY MARKET
Accumulation share
 value:
  Beginning of period             $11.22         $10.80        $10.41           $10.00
  End of period . . .             $11.65         $11.22        $10.80           $10.41
Number of Accumulation
 Shares outstanding at
 end of period. . . .          1,269,375      1,238,762     1,400,049           663,75
LARGE CAP GROWTH
Accumulation share
 value:
  Beginning of period             $19.20         $14.88        $12.77           $10.00
  End of period . . .             $26.39         $19.20        $14.88           $12.77
Number of Accumulation
 Shares outstanding at
 end of period. . . .          2,363,780      2,074,430     1,504,358           646,86
MANAGED
Accumulation share
 value:
  Beginning of period             $15.79         $13.50        $12.37           $10.00
  End of period . . .             $18.73         $15.79        $13.50           $12.37
Number of Accumulation
 Shares outstanding at
 end of period. . . .          8,933,179      8,216,039     6,865,907         3,049,66
REAL ESTATE EQUITY
Accumulation share
 value:
  Beginning of period             $17.16         $14.86        $11.34           $10.00
  End of period . . .             $14.08         $17.16        $14.86           $11.34
Number of Accumulation
 Shares outstanding at
 end of period. . . .            414,215        466,871       233,153            92,66
INTERNATIONAL EQUITY
INDEX
Accumulation share
 value:
  Beginning of period             $11.17         $11.94        $11.10           $10.00
  End of period . . .             $13.29         $11.17        $11.94           $11.10
Number of Accumulation
 Shares outstanding at
 end of period. . . .            596,746        580,528       483,836           180,11
SHORT-TERM BOND
Accumulation share
 value:
  Beginning of period             $11.66         $11.13        $10.90           $10.00
  End of period . . .             $12.16         $11.66        $11.13           $10.90
Number of Accumulation
 Shares outstanding at
 end of period. . . .            799,394        685,486        663,99           281,22
SMALL/MID CAP GROWTH
Accumulation share
 value:
  Beginning of period             $17.40         $17.07        $13.29           $10.00
  End of period . . .             $18.11         $17.40        $17.07           $13.29
Number of Accumulation
 Shares outstanding at
 end of period. . . .            637,578      1,747,007     1,606,062           492,17

                                                                 Period from
                                 Year-Ended      Year-End        May 1, 1996
                                December 31,    December 31,   to December 31,
                                    1998            1997            1996
                                ------------   -------------  -----------------
EQUITY INDEX
Accumulation Share Value
  Beginning of period . . . .        $14.79        $11.31           $10.00
  End of Period . . . . . . .        $18.72        $14.79           $11.31
Number of Accumulation Shares
 outstanding at end of period     1,002,128       685,246          125,245
LARGE CAP VALUE
Accumulation Share Value
  Beginning of period . . . .        $14.28        $11.28           $10.00
  End of Period . . . . . . .        $15.37        $14.28           $11.28
Number of Accumulation Shares
 outstanding at end of period       902,022       668,796          244,514
MID CAP GROWTH
Accumulation Share Value
  Beginning of period . . . .        $11.69        $10.17           $10.00
  End of Period . . . . . . .        $16.02        $11.69           $10.17
Number of Accumulation Shares
 outstanding at end of period       637,578       510,743          286,257
MID CAP VALUE
Accumulation Share Value
  Beginning of period . . . .        $14.99        $11.50           $10.00
  End of period . . . . . . .        $13.10        $14.99           $11.50
Number of Accumulation Shares
 outstanding at end of period       595,293       486,455          103,390
SMALL CAP GROWTH
Accumulation Share Value
  Beginning of period . . . .        $11.09       $  9.85           $10.00
  End of period . . . . . . .        $12.51        $11.09          $  9.85
Number of Accumulation Shares
 outstanding at end of period       479,823       442,227          212,844
SMALL CAP VALUE
Accumulation Share Value
  Beginning of period . . . .        $13.52        $10.92           $10.00
  End of period . . . . . . .        $12.53        $13.52           $10.92
Number of Accumulation Shares
 outstanding at end of period       371,081       308,239           76,095
GLOBAL BOND
Accumulation Share Value
  Beginning of period . . . .        $11.35        $10.56           $10.00
  End of period . . . . . . .        $12.20        $11.35           $10.56
Number of Accumulation Shares
 outstanding at end of period       456,330       257,401          100,631
INTERNATIONAL OPPORTUNITIES
Accumulation Share Value
  Beginning of period . . . .        $10.61        $10.56           $10.00
  End of period . . . . . . .        $12.12        $10.61           $10.56
Number of Accumulation Shares
 outstanding at end of period       265,215       232,719          125,200
INTERNATIONAL BALANCED
Accumulation Share Value
  Beginning of period . . . .        $10.68        $10.57           $10.00
  End of period . . . . . . .        $12.42        $10.68           $10.57
Number of Accumulation Shares
 outstanding at end of period       133,131        93,191           49,785

                                                PERIOD FROM
                                              MAY 1, 1998 TO
                                             DECEMBER 31, 1998

                                             -----------------
SMALL/MID CAP CORE
Accumulation share value:
  Beginning of period. . . . . . . . . . .        $10.00
  End of period. . . . . . . . . . . . . .
Accumulation share value . . . . . . . . .
GLOBAL EQUITY
Accumulation share value:
  Beginning of period. . . . . . . . . . .        $10.00
  End of period. . . . . . . . . . . . . .
Accumulation share value:
EMERGING MARKETS EQUITY
Accumulation share value:
  Beginning of period. . . . . . . . . . .        $10.00
  End of period. . . . . . . . . . . . . .
Accumulation share value . . . . . . . . .
BOND INDEX
Accumulation share value:
  Beginning of period. . . . . . . . . . .        $10.00
  End of period. . . . . . . . . . . . . .
Accumulation share value
HIGH YIELD BOND
Accumulation share value:
  Beginning of period. . . . . . . . . . .        $10.00
  End of period. . . . . . . . . . . . . .
Accumulation share value . . . . . . . . .

              APPENDIX A - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

  On January 1, 1996, you make a $5000 initial premium payment and we issue you a contract.
  On January 1, 1997, you make a $1000 premium payment
  On January 1, 1998, you make a $1000 premium payment.
  On January 1, 1999, the total value of your contract is $9000 because of good investment earnings.

  Now assume you make a partial withdrawal of $6000 (no tax withholding) on
    January 2, 1999. In this case, assuming no prior withdrawals, we would
    deduct a CDSL of $399.89.   We withdraw a total of $6,399.98 from your
    contract.

  $6000.00   --  withdrawal request payable to you
  +  399.89  --  withdrawal charge payable to us
  -----------
  $6,399.98 --   total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  1.We FIRSt reduce your $5,000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1997, 1998, and 1999. We withdraw the remaining $4910 from your contract.

  $5000
      -30   --  1997 contract fee payable to us
      -30   --  1998 contract fee payable to us
      -30   --  1999 contract fee payable to us
  -------
  $4910  --   amount of your initial premium payment we would consider to be withdrawn.

  Under the free withdrawal provision, we deduct 10% of the total value of your
    contract at the beginning of the contract year, or $900 (.10 x $9000).   We
    pay the $900 to you as  part of your withdrawal request, and we assess a
    withdrawal charge on the remaining balance of $4010.   Because you made the
    initial premium payment 3 years ago, the withdrawal charge percentage is 7%.
      We deduct the resulting $280.70 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3729.30 to you as a part of your withdrawal request.

  $4910
     -900  --  free withdrawal amount (payable to you)
  -------
  $4010
    x .07
  -------
  $280.70   --  withdrawal charge on initial premium payment (payable to us)

  $4010.00
    -280.70
  ---------
    3729.30 --  part of withdrawal request payable to you

  2.We NEXT deem the entire amount of your 1997 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 8%.
      We deduct the resulting $80 from your contract to cover the withdrawal charge on your 1997 premium payment. We pay the remainder of $920 to you as a part of your withdrawal request.

  $1000
   x .08
   -----
      $80   --  withdrawal charge on 1997 premium payment (payable to us)

  $1000
    - 80
    ----
    $920   --   part of withdrawal request payable to you

  3.We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3729.30 from your initial premium payment, and $920 from your 1998 PREMIUM PAYMENT. Therefore, $450.70 is needed to reach $6000.

  $6000.00   --   total withdrawal amount requested
    -900.00   --   free withdrawal amount
  -3729.30   --   payment deemed from initial premium payment
    -920.00   --   payment deemed from 1997 premium payment
    -------
   $450.70   --   additional payment to you needed to reach $6000

  We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all premiums you paid prior to 1998. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you   =      Withdrawal needed - [applicable withdrawal
    charge percentage times withdrawal needed]

  $450.70  =   x - [.08x]
  $450.70  =  .92x

  $450.7
  ------
     0.92     =  x

   $489.89  =  x

   $489.89    --   deemed withdrawn from 1998 premium payment
  -$450.70   --   part of withdrawal request payable to you
  --------
     $39.19    --   withdrawal charge on 1998 premium deemed withdrawn (payable to us)

  $280.70  --  withdrawal charge on the INITIAL PREMIUM PAYMENT
  $  80.00  --  withdrawal charge on the 1997 PREMIUM PAYMENT
  $  39.19 --  withdrawal charge on the 1998 PREMIUM PAYMENT
  --------
  $399.89  --  Total withdrawal charge

         APPENDIX B - CONTRACT LOANS UNDER SECTION 403 (B) ("TSA LOANS")

  Any loan under this section will be secured by a security interest in your contract. The loan amount must be at least $2,500 and may not, on the date of the loan (defined below), exceed the lesser of

     . 50% of the total value of your contract,

     . $50,000 or

     . the sum of 100% of the total value of your contract invested in the variable investment options and 20% of the total value of your contract invested in the fixed investment option.

  We will deduct that portion of the loan amount up to 20% of the total value of your contract on the date of the loan proportionately from each investment option you are then using. We will deduct any amount in excess of 20% of the total value of your contract on the date of the loan proportionately from each VARIABLE investment option you are then using.

  On the date of the loan, we will transfer the total loan amount to the loan collateral account. This account is held in John Hancock's general investment account and accrues interest at an effective rate equal to 1% less than the loan interest rate described below. We transfer the interest accrued on the loan collateral account back to the investment options on each contract anniversary in the same proportion as your investment options are then allocated.

  The DATE OF THE LOAN will be the business date on which we receive at the John Hancock Annuity Servicing Office all the necessary documentation assigning your contract as the security for the loan. If such receipt occurs on a date on which we do not value shares, then the date of the loan will be the next business day following such receipt on which we do value shares.

  We determine the LOAN INTEREST RATE for this contract annually. We make such determination in the calendar month immediately preceding the calendar month in which your contract anniversary occurs. We apply the loan interest rate to any loan made during the calendar year following the date we determine the loan interest rate. Except as otherwise required by applicable state law, we will not set a rate in excess of the greater of

     . Moody's Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody's Investors Service), or any successor thereto, for the calendar month which is two months before the month in which the date we determine the loan interest rate, or

     . 5%.

 If Moody's Investors Service no longer publishes this average, John Hancock reserves the right to select a substitute that it deems appropriate, subject to applicable law, regulation, or other state requirement. When a new rate is determined,

     . we may increase the previous rate if the increase would be at least
       1/2 %, and

     . we may reduce the previous rate if the decrease would be at least 1/2
       %.

 We will notify you of the applicable loan interest rate at the time you make the loan. The loan interest rate for any given loan will be fixed for the entire loan period. Accrued interest on the loan will be added daily and will bear interest from that date at the loan interest rate.

  Repayment of principal and interest will be amortized in level installments payable no less frequently than quarterly over a period of no more than five years, except as provided by law. Prior to the first installment date, we will provide you with the repayment due dates and installment amounts in a repayment schedule. The principal portion of each loan repayment will be transferred back to the investment options in the same proportion as your investment options are then allocated.

  Prepayment of the entire loan is permitted. In addition, loan prepayments in excess of regularly scheduled prepayments that do not repay the entire LOAN BALANCE (outstanding loan amount plus loan interest accrued to date) will be applied to reduce the length of the loan. Such excess loan repayments do not replace the regularly scheduled loan payments.

  If you fail to make a scheduled loan repayment within 90 calendar days after the repayment due date, the loan balance or such other amount as required by applicable law shall then be considered in default. To the extent the total value of your contract contains (1) salary reduction contributions made on or before December 31, 1988 and (2) earnings credited on such contributions on or before such date at the time of default (together referred to as "pre-1988 " with regard to the default. We will withdraw from the total value of your contract an amount equal to the amount in default with respect to such pre-1988 contributions (including withdrawal charges and any accrued and unpaid interest to the date of the default). To the extent that the amount in default exceeds the amount of pre-1988 contributions, we will make no actual foreclosure on the loan security

     . until the earliest of your attaining age 59 1/2, separation from service, death, or becoming disabled (as defined in Section 72(m)(7) of the Code, and

     . unless, prior to the occurrence of such event, the excess is deemed a distribution reportable you.

  If you surrender your contract while there is an outstanding loan balance or, if the annuitant dies while there is an outstanding loan balance, we will determine an amount (positive or negative) by subtracting the outstanding loan balance from the loan collateral account as of the date of surrender or death.
 If such amount is positive, we will add it to the surrender value or death benefit, as applicable. If the amount is negative, we will subtract it from the surrender value or death benefit, as applicable. If, at any time, the surrender value exceeds the loan collateral account, your loan will be subject to certain excessive loan balance provisions set forth in your loan agreement.

  Because the Federal tax laws governing contract loans are very complex and confusing, you should consult a qualified tax adviser before applying for a contract loan.

       APPENDIX C - ILLUSTRATIVE CONTRACT VALUE AND ANNUITY PAYMENT TABLES

  The following tables present illustrative periodic contract values and annuity payments that would have resulted under a contract described in this prospectus had such values and payments been based exclusively upon the investment experience of the nine specified variable investment options, assuming investment by each of those investment options in the corresponding Fund of the Trust and its predecessors during the periods shown. We have not illustrated the other investment options because of the limited time that they have been available. The contracts described in this prospectus were first offered in 1995.

   For the years ended December 31, 1986 (and prior thereto), we have calculated the values based upon the actual investment results of the three corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income, Sovereign Bond, and Money Market Portfolios, as if the Fund had been in existence prior to March 28, 1986, the date of its reorganization.

  In the tables, we assume

     . the owner made a single purchase payment of $10,000, net of any deductions from purchase payments,

     . charges have been assessed at annual rate of 1.50% for mortality and expense risks and administrative services, and

     . actual investment management fees and other fund expenses for the periods illustrated have also been assessed.

  Absent expense reimbursements by John Hancock to certain of the Funds for some periods, the values illustrated would have been lower.

 WHAT THE TABLES ILLUSTRATE

  Subject to the foregoing, each Table I presents, at yearly intervals, the illustrative periodic contract values for each variable investment option which would have resulted under a contract, if the owner had made a net single purchase payment of $10,000. The contract values are based upon the investment performance of the corresponding Fund.

  Subject to the foregoing, each Table II indicates, at annual intervals, illustrative monthly variable annuity payments for each variable investment option which would have been received by an annuitant or other payee, assuming that an initial annuity payment of $100 was received in the month and year indicated. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years.

  The results shown should not be considered a representation of the future. A program of the type illustrated in the tables does not assure a profit or protect against depreciation in declining markets.

                                 GROWTH & INCOME


 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JANUARY 2, 1975


                                                          CONTRACT VALUE
                                                          ON DECEMBER 31
      Contract Year Commencing                           OF THE SAME YEAR
      ------------------------                        ----------------------
      January 1975  . . . . . . . . . . . . . . . .               12,755.81
      January 1976  . . . . . . . . . . . . . . . .               14,818.13
      January 1977  . . . . . . . . . . . . . . . .               13,031.36
      January 1978  . . . . . . . . . . . . . . . .               13,619.76
      January 1979  . . . . . . . . . . . . . . . .               15,591.96
      January 1980  . . . . . . . . . . . . . . . .               20,033.70
      January 1981  . . . . . . . . . . . . . . . .               19,914.88
      January 1982  . . . . . . . . . . . . . . . .               25,121.73
      January 1983  . . . . . . . . . . . . . . . .               30,156.05
      January 1984  . . . . . . . . . . . . . . . .               31,116.54
      January 1985  . . . . . . . . . . . . . . . .               41,312.63
      January 1986  . . . . . . . . . . . . . . . .               47,097.10
      January 1987  . . . . . . . . . . . . . . . .               48,211.94
      January 1988  . . . . . . . . . . . . . . . .               55,584.82
      January 1989  . . . . . . . . . . . . . . . .               70,924.09
      January 1990  . . . . . . . . . . . . . . . .               71,650.24
      January 1991  . . . . . . . . . . . . . . . .               88,913.44
      January 1992  . . . . . . . . . . . . . . . .               95,382.31
      January 1993  . . . . . . . . . . . . . . . .              106,491.92
      January 1994  . . . . . . . . . . . . . . . .              104,325.44
      January 1995  . . . . . . . . . . . . . . . .              137,933.51
      January 1996  . . . . . . . . . . . . . . . .              163,189.31
      January 1997  . . . . . . . . . . . . . . . .              208,737.18
      January 1998. . . . . . . . . . . . . . . . .    267,829.80

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JANUARY 1975.


                                                            PAYMENT
      Month                                                For Month
      -----                                               -----------
      January 1975  . . . . . . . . . . . . . . . . . .      100.00
      January 1976  . . . . . . . . . . . . . . . . . .      125.93
      January 1977  . . . . . . . . . . . . . . . . . .      139.72
      January 1978  . . . . . . . . . . . . . . . . . .      121.21
      January 1979  . . . . . . . . . . . . . . . . . .      123.09
      January 1980  . . . . . . . . . . . . . . . . . .      135.79
      January 1981  . . . . . . . . . . . . . . . . . .      167.48
      January 1982  . . . . . . . . . . . . . . . . . .      161.98
      January 1983  . . . . . . . . . . . . . . . . . .      196.48
      January 1984  . . . . . . . . . . . . . . . . . .      225.28
      January 1985  . . . . . . . . . . . . . . . . . .      225.83
      January 1986  . . . . . . . . . . . . . . . . . .      291.00
      January 1987  . . . . . . . . . . . . . . . . . .      327.91
      January 1988  . . . . . . . . . . . . . . . . . .      325.80
      January 1989  . . . . . . . . . . . . . . . . . .      358.55
      January 1990  . . . . . . . . . . . . . . . . . .      423.24
      January 1991  . . . . . . . . . . . . . . . . . .      427.37
      January 1992  . . . . . . . . . . . . . . . . . .      487.59
      January 1993  . . . . . . . . . . . . . . . . . .      533.33
      January 1994  . . . . . . . . . . . . . . . . . .      573.95
      January 1995  . . . . . . . . . . . . . . . . . .      545.25
      January 1996  . . . . . . . . . . . . . . . . . .      691.83
      January 1997  . . . . . . . . . . . . . . . . . .      796.08
      January 1998. . . . . . . . . . . . . . . . . . .      943.07
      January 1999. . . . . . . . . . . . . . . . . . .    1,209.33



  The amounts shown are based on the investment performance of the Growth & Income Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                  SOVEREIGN BOND

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JUNE 2, 1980


                                                        Contract Value
                                                        ON DECEMBER 31
      Contract year Commencing                         of the same year
      ------------------------                        ------------------
      June 1980 . . . . . . . . . . . . . . . . . .       10,223.96
      June 1981 . . . . . . . . . . . . . . . . . .       10,479.40
      June 1982 . . . . . . . . . . . . . . . . . .       13,296.87
      June 1983 . . . . . . . . . . . . . . . . . .       13,898.62
      June 1984 . . . . . . . . . . . . . . . . . .       15,677.98
      June 1985 . . . . . . . . . . . . . . . . . .       18,775.37
      June 1986 . . . . . . . . . . . . . . . . . .       20,995.90
      June 1987 . . . . . . . . . . . . . . . . . .       21,231.75
      June 1988 . . . . . . . . . . . . . . . . . .       22,623.89
      June 1989 . . . . . . . . . . . . . . . . . .       25,121.68
      June 1990 . . . . . . . . . . . . . . . . . .       26,572.35
      June 1991 . . . . . . . . . . . . . . . . . .       30,539.94
      June 1992 . . . . . . . . . . . . . . . . . .       32,390.12
      June 1993 . . . . . . . . . . . . . . . . . .       35,345.21
      June 1994 . . . . . . . . . . . . . . . . . .       33,925.32
      June 1995 . . . . . . . . . . . . . . . . . .       39,951.50
      June 1996 . . . . . . . . . . . . . . . . . .       40,972.79
      June 1997 . . . . . . . . . . . . . . . . . .       44,443.05
      June 1998 . . . . . . . . . . . . . . . . . .       47,386.22



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JUNE 1980.


                                                               PAYMENT
      Month                                                   For Month
      -----                                              -------------------
      June 1980  . . . . . . . . . . . . . . . . . . .               100.00
      June 1981  . . . . . . . . . . . . . . . . . . .                95.93
      June 1982  . . . . . . . . . . . . . . . . . . .               104.12
      June 1983  . . . . . . . . . . . . . . . . . . .               124.33
      June 1984  . . . . . . . . . . . . . . . . . . .               118.58
      June 1985  . . . . . . . . . . . . . . . . . . .               142.20
      June 1986  . . . . . . . . . . . . . . . . . . .               160.43
      June 1987  . . . . . . . . . . . . . . . . . . .               160.31
      June 1988  . . . . . . . . . . . . . . . . . . .               165.52
      June 1989  . . . . . . . . . . . . . . . . . . .               173.81
      June 1990  . . . . . . . . . . . . . . . . . . .               177.91
      June 1991  . . . . . . . . . . . . . . . . . . .               187.50
      June 1992  . . . . . . . . . . . . . . . . . . .               202.68
      June 1993  . . . . . . . . . . . . . . . . . . .               216.43
      June 1994  . . . . . . . . . . . . . . . . . . .               209.49
      June 1995  . . . . . . . . . . . . . . . . . . .               221.21
      June 1996  . . . . . . . . . . . . . . . . . . .               224.91
      June 1997  . . . . . . . . . . . . . . . . . . .
      June 1998. . . . . . . . . . . . . . . . . . . .         245.17



  The amounts shown are based on the investment performance of the Sovereign Bond Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                   MONEY MARKET

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED MAY 13, 1982


                                                        Contract Value
                                                        on December 31
      Contract Year Commencing                         of the same year
      ------------------------                        ------------------
      May 1982  . . . . . . . . . . . . . . . . . .       10,447.10
      May 1983  . . . . . . . . . . . . . . . . . .       11,190.47
      May 1984  . . . . . . . . . . . . . . . . . .       12,183.44
      May 1985  . . . . . . . . . . . . . . . . . .       12,980.32
      May 1986  . . . . . . . . . . . . . . . . . .       13,643.90
      May 1987  . . . . . . . . . . . . . . . . . .       14,340.86
      May 1988  . . . . . . . . . . . . . . . . . .       15,212.41
      May 1989  . . . . . . . . . . . . . . . . . .       16,378.23
      May 1990  . . . . . . . . . . . . . . . . . .       17,463.09
      May 1991  . . . . . . . . . . . . . . . . . .       18,231.23
      May 1992  . . . . . . . . . . . . . . . . . .       18,614.20
      May 1993  . . . . . . . . . . . . . . . . . .       18,898.77
      May 1994  . . . . . . . . . . . . . . . . . .       19,379.82
      May 1995  . . . . . . . . . . . . . . . . . .       20,196.48
      May 1996  . . . . . . . . . . . . . . . . . .       20,956.66
      May 1997  . . . . . . . . . . . . . . . . . .       21,771.42
      May 1998. . . . . . . . . . . . . . . . . . .



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN MAY 1982.


                                                           Payment
      Month                                               For Month
      -----                                              -----------
      May 1982 . . . . . . . . . . . . . . . . . . . .     100.00
      May 1983 . . . . . . . . . . . . . . . . . . . .     103.24
      May 1984 . . . . . . . . . . . . . . . . . . . .     107.37
      May 1985 . . . . . . . . . . . . . . . . . . . .     112.51
      May 1986 . . . . . . . . . . . . . . . . . . . .     115.48
      May 1987 . . . . . . . . . . . . . . . . . . . .     116.70
      May 1988 . . . . . . . . . . . . . . . . . . . .     118.81
      May 1989 . . . . . . . . . . . . . . . . . . . .     122.70
      May 1990 . . . . . . . . . . . . . . . . . . . .     127.21
      May 1991 . . . . . . . . . . . . . . . . . . . .     130.48
      May 1992 . . . . . . . . . . . . . . . . . . . .     130.42
      May 1993 . . . . . . . . . . . . . . . . . . . .     128.28
      May 1994 . . . . . . . . . . . . . . . . . . . .     125.84
      May 1995 . . . . . . . . . . . . . . . . . . . .     125.77
      May 1996 . . . . . . . . . . . . . . . . . . . .     126.42
      May 1997 . . . . . . . . . . . . . . . . . . . .     126.75
      May 1998 . . . . . . . . . . . . . . . . . . . .     200.79



  The amounts shown are based on the investment performance of the Money Market Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 LARGE CAP GROWTH

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 24, 1987


                                                        Contract Value
                                                        ON DECEMBER 31
      Contract Year Commencing                         of the same year
      ------------------------                        ------------------
      November 1987 . . . . . . . . . . . . . . . .       10,238.54
      November 1988 . . . . . . . . . . . . . . . .       11,607.93
      November 1989 . . . . . . . . . . . . . . . .       14,827.84
      November 1990 . . . . . . . . . . . . . . . .       15,619.39
      November 1991 . . . . . . . . . . . . . . . .       19,303.85
      November 1992 . . . . . . . . . . . . . . . .       20,907.31
      November 1993 . . . . . . . . . . . . . . . .       23,441.12
      November 1994 . . . . . . . . . . . . . . . .       22,866.63
      November 1995 . . . . . . . . . . . . . . . .       29,653.72
      November 1996 . . . . . . . . . . . . . . . .       34,549.23
      November 1997 . . . . . . . . . . . . . . . .       44,570.82
      November 1998 . . . . . . . . . . . . . . . .       61,256.68



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.


                                                           Payment
      Month                                               FOR MONTH
      -----                                             -------------
      November 1987 . . . . . . . . . . . . . . . . .      100.00
      November 1988 . . . . . . . . . . . . . . . . .      109.48
      November 1989 . . . . . . . . . . . . . . . . .      134.93
      November 1990 . . . . . . . . . . . . . . . . .      135.32
      November 1991 . . . . . . . . . . . . . . . . .      139.55
      November 1992 . . . . . . . . . . . . . . . . .      168.06
      November 1993 . . . . . . . . . . . . . . . . .      188.31
      November 1994 . . . . . . . . . . . . . . . . .      181.52
      November 1995 . . . . . . . . . . . . . . . . .      216.87
      November 1996 . . . . . . . . . . . . . . . . .      251.08
      November 1997 . . . . . . . . . . . . . . . . .
      November 1998 . . . . . . . . . . . . . . . . .      368.82



  The amounts shown are based on the investment performance of the Large Cap Growth Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                     MANAGED

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 9, 1987


                                                         Contract Value
                                                         ON DECEMBER 31
      Contract Year Commencing                          of the same year
      ------------------------                        --------------------
      November 1987 . . . . . . . . . . . . . . . .             10,225.28
      November 1988 . . . . . . . . . . . . . . . .             11,269.70
      November 1989 . . . . . . . . . . . . . . . .             13,250.77
      November 1990 . . . . . . . . . . . . . . . .             13,586.44
      November 1991 . . . . . . . . . . . . . . . .             16,326.50
      November 1992 . . . . . . . . . . . . . . . .             17,324.51
      November 1993 . . . . . . . . . . . . . . . .             19,048.41
      November 1994 . . . . . . . . . . . . . . . .             18,346.75
      November 1995 . . . . . . . . . . . . . . . .             22,970.49
      November 1996 . . . . . . . . . . . . . . . .             25,053.66
      November 1997 . . . . . . . . . . . . . . . .             29,305.10
      November 1998 . . . . . . . . . . . . . . . .    34,763.44



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.

 .

                                                           PAYMENT
      Month                                               FOR MONTH
      -----                                             -------------
      November 1987 . . . . . . . . . . . . . . . . .      100.00
      November 1988 . . . . . . . . . . . . . . . . .      109.76
      November 1989 . . . . . . . . . . . . . . . . .      121.28
      November 1990 . . . . . . . . . . . . . . . . .      114.32
      November 1991 . . . . . . . . . . . . . . . . .      135.43
      November 1992 . . . . . . . . . . . . . . . . .      141.31
      November 1993 . . . . . . . . . . . . . . . . .      155.23
      November 1994 . . . . . . . . . . . . . . . . .      145.38
      November 1995 . . . . . . . . . . . . . . . . .      167.42
      November 1996 . . . . . . . . . . . . . . . . .      179.28
      November 1997 . . . . . . . . . . . . . . . . .
      November 1998 . . . . . . . . . . . . . . . . .      200.79


  The amounts shown are based on the investment performance of the Managed Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                REAL ESTATE EQUITY

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 14, 1989


                                                        Contract Value
                                                        on December 31
      Contract Year Commencing                         OF THE SAME YEAR
      ------------------------                        ------------------
      February 1989 . . . . . . . . . . . . . . . .       10,366.26
      February 1990 . . . . . . . . . . . . . . . .        8,020.62
      February 1991 . . . . . . . . . . . . . . . .       10,549.34
      February 1992 . . . . . . . . . . . . . . . .       12,056.82
      February 1993 . . . . . . . . . . . . . . . .       13,932.73
      February 1994 . . . . . . . . . . . . . . . .       14,118.57
      February 1995 . . . . . . . . . . . . . . . .       15,620.42
      February 1996 . . . . . . . . . . . . . . . .       20,476.46
      February 1997 . . . . . . . . . . . . . . . .       23,644.83
      February 1998 . . . . . . . . . . . . . . . .



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.


                                                          PAYMENT
      Month                                              FOR MONTH
      -----                                             -----------
      February 1989 . . . . . . . . . . . . . . . . .     100.00
      February 1990 . . . . . . . . . . . . . . . . .      95.81
      February 1991 . . . . . . . . . . . . . . . . .      85.30
      February 1992 . . . . . . . . . . . . . . . . .      99.50
      February 1993 . . . . . . . . . . . . . . . . .     114.97
      February 1994 . . . . . . . . . . . . . . . . .     118.20
      February 1995 . . . . . . . . . . . . . . . . .     121.81
      February 1996 . . . . . . . . . . . . . . . . .     123.86
      February 1997 . . . . . . . . . . . . . . . . .     156.85
      February 1998 . . . . . . . . . . . . . . . . .     168.70
      February 1999 . . . . . . . . . . . . . . . . .     134.52



  The amounts shown are based on the investment performance of the Real Estate Equity Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                            INTERNATIONAL EQUITY INDEX

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 10, 1989


                                                       Contract Value
                                                       ON DECEMBER 31
      Contract Year Commencing                        of the same year
      ------------------------                       ------------------
      February 1989  . . . . . . . . . . . . . . .       11,061.43
      February 1990  . . . . . . . . . . . . . . .       10,032.34
      February 1991  . . . . . . . . . . . . . . .       12,193.48
      February 1992  . . . . . . . . . . . . . . .       11,814.41
      February 1993  . . . . . . . . . . . . . . .       15,374.36
      February 1994  . . . . . . . . . . . . . . .       14,220.57
      February 1995  . . . . . . . . . . . . . . .       15,131.86
      February 1996  . . . . . . . . . . . . . . .       16,276.41
      February 1997  . . . . . . . . . . . . . . .       15,229.50
      February 1998. . . . . . . . . . . . . . . .       18,126.58



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.


                                                          PAYMENT
      Month                                              FOR MONTH
      -----                                             -----------
      February 1989 . . . . . . . . . . . . . . . . .     100.00
      February 1990 . . . . . . . . . . . . . . . . .      96.68
      February 1991 . . . . . . . . . . . . . . . . .      89.72
      February 1992 . . . . . . . . . . . . . . . . .     103.52
      February 1993 . . . . . . . . . . . . . . . . .      97.94
      February 1994 . . . . . . . . . . . . . . . . .     123.18
      February 1995 . . . . . . . . . . . . . . . . .     110.84
      February 1996 . . . . . . . . . . . . . . . . .     114.00
      February 1997 . . . . . . . . . . . . . . . . .     114.61
      February 1998 . . . . . . . . . . . . . . . . .     107.78
      February 1999 . . . . . . . . . . . . . . . . .
                                                          134.52



  The amounts shown are based on the investment performance of the International Equity Index Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

              SHORT-TERM BOND (FORMERLY, SHORT-TERM U.S. GOVERNMENT)

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED SEPTEMBER 23, 1994


                                                       CONTRACT VALUE
                                                       ON DECEMBER 31
      Contract Year Commencing                        OF THE SAME YEAR
      ------------------------                       ------------------
      September 1994 . . . . . . . . . . . . . . .        9,910.36
      September 1995 . . . . . . . . . . . . . . .       10,885.66
      September 1996 . . . . . . . . . . . . . . .       11,110.41
      September 1997 . . . . . . . . . . . . . . .       11,646.79
      September 1998 . . . . . . . . . . . . . . .       12,140.74




 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN SEPTEMBER 1994

                                                          Payment
      Month                                              FOR MONTH
      -----                                             -----------
      September 1994. . . . . . . . . . . . . . . . .     100.00
      September 1995. . . . . . . . . . . . . . . . .     102.81
      September 1996. . . . . . . . . . . . . . . . .      99.22
      September 1997. . . . . . . . . . . . . . . . .     104.74
      September 1998. . . . . . . . . . . . . . . . .     104.85


  The amounts shown are based on the investment performance of the Short-Term Bond Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

           SMALL/MID CAP GROWTH (FORMERLY, DIVERSIFIED MID CAP GROWTH)

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED SEPTEMBER 23, 1994


                                                       Contract Value
                                                       ON DECEMBER 31
      Contract Year Commencing                        of the same year
      ------------------------                       ------------------
      September 1994 . . . . . . . . . . . . . . .         9,909.25
      September 1995 . . . . . . . . . . . . . . .        13,272.50
      September 1996 . . . . . . . . . . . . . . .        17,041.71
      September 1997 . . . . . . . . . . . . . . .        17,378.01
      September 1998 . . . . . . . . . . . . . . .        18,079.46




 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN SEPTEMBER 1994

                                                          Payment
      Month                                              FOR MONTH
      -----                                             -----------
      September 1994. . . . . . . . . . . . . . . . .     100.00
      September 1995. . . . . . . . . . . . . . . . .     124.80
      September 1996. . . . . . . . . . . . . . . . .      98.37
      September 1997. . . . . . . . . . . . . . . . .     105.83
      September 1998. . . . . . . . . . . . . . . . .     104.36


  The amounts shown are based on the investment performance of the Small/Mid Cap Growth Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

LOGO
                                      JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                              ANNUITY TRANSFERLINE

                               AUTHORIZATION FORM


 INSTRUCTIONS: Please complete and sign where indicated. If your contract will be jointly owned, each owner must sign. An acknowledgment letter will be sent as soon as your contract is issued.

 THIS COMPLETED FORM MUST BE SUBMITTED WITH THE APPLICATION.
-------------------------------------------------------------------------------




( ) Yes! I want TRANSFERLINE, John Hancock's telephone transfer program that permits fast and toll-free transfers of funds within my contract, as conditions dictate.

As the applicant for a contract funded by John Hancock Variable Series Trust I (the "Fund"), I hereby authorize John Hancock, on behalf of the Fund, to act upon my telephone instructions to:

  (1) reallocate my then current value held in any one or more investment options, and

  (2) to change the allocation of future purchase payments to the investment options.

I understand that John Hancock employs the following procedures reasonably designed to confirm that the instructions received by telephone are genuine: requiring disclosure of personal identification; tape recording calls; and providing the owner with a confirmation of the transfer. As long as John Hancock follows such procedures, I will not hold John Hancock or the Fund (or any of their successors) liable for any loss, expense, or cost resulting from any unauthorized or fraudulent telephone instructions.

I further understand that this authorization is limited by the conditions and procedures for telephone account transfers and investment option changes set forth in the prospectus describing my contract.

I further understand that this authorization will continue in force unless and until the earlier of (a) written revocation received by John Hancock at its Annuity Servicing Office or (b) John Hancock discontinues this service.

                                   Signature(s) of Prospective
                                      Contract Owner(s)


Date:                                       /s/ _________________________________
Date:                                       /s/ _________________________________

                      Questions call:       1-800-732-5543

                             Mail to:       John Hancock Annuity Servicing Office
                                            529 Main Street (X-4)
                                            Boston, MA 02129

                           PROSPECTUS DATED MAY 3, 1999

                     INDEPENDENCE 2000 VARIABLE ANNUITY
---------------------------------------------------------------------------


        an individual deferred combination fixed and variable annuity contract issued by


                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                                                     ("JOHN HANCOCK")

    JOHN HANCOCK ANNUITY SERVICING OFFICE
------------------------------------------------
EXPRESS DELIVERY        U.S. MAIL
----------------
529 Main Street (X-4)   P.O. Box 111
Charlestown, MA  02129  Boston, MA  02117
            Phone:  1-800-732-5543
             Fax:  1-800-886-3048
------------------------------------------------

  The contract enables you to earn (1) a fixed rate of interest that we declare under our fixed investment option and (2) an investment-based return in the following variable investment options:

     VARIABLE INVESTMENT OPTION                        MANAGED BY
     --------------------------                        ----------
-----------------------------------------------------------------------------------
  Managed . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Growth & Income . . . . . . . . .   Independence Investment Associates, Inc.
  Equity Index  . . . . . . . . . .   State Street Global Advisors
  Large Cap Value . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth  . . . . . . . .   Independence Investment Associates, Inc.
  Mid Cap Value . . . . . . . . . .   Neuberger Berman, LLC
  Mid Cap Growth  . . . . . . . . .   Janus Capital Corporation
  Real Estate Equity  . . . . . . .   Independence Investment Associates, Inc.
  Small/Mid Cap Growth. . . . . . .   Wellington Management Company, LLP
  Small/Mid Cap CORE  . . . . . . .   Goldman Sachs Asset Management
  Small Cap Value . . . . . . . . .   INVESCO Management & Research, Inc.
  Small Cap Growth  . . . . . . . .   John Hancock Advisers, Inc.
  Global Equity . . . . . . . . . .   Scudder Kemper Investments, Inc.
  International Balanced  . . . . .   Brinson Partners, Inc.
  International Equity Index . . . .  Independence International Associates, Inc.
  International Opportunities . . .   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . .   Montgomery Asset Management, LLC
  Short-Term Bond . . . . . . . . .   Independence Investment Associates, Inc.
  Bond Index  . . . . . . . . . . .   Mellon Bond Associates, LLP
  Sovereign Bond  . . . . . . . . .   John Hancock Advisers, Inc.
  Global Bond . . . . . . . . . . .   J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . . . . . .   Wellington Management Company, LLP
  Money Market  . . . . . . . . . .   John Hancock Mutual Life Insurance Company
-----------------------------------------------------------------------------------



  We may offer additional variable investment options in the future.

  For each variable investment option you select, we invest your money in the corresponding "Fund" of the John Hancock Variable Series Trust I (the "Trust").
 The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). Each of the Trust's "Funds" is a separately managed investment portfolio that has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust that contains detailed information about each Fund. Be sure to read the prospectus for the Trust before selecting any variable investment option.

  For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

  We refer to the variable investment options and the fixed investment option together as "investment options."

  ************************************************************************

  The SEC has not approved or disapproved the contracts, or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

  This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "CONDENSED FINANCIAL INFORMATION" follows the "Additional
       Information." This gives some basic information about the size and past performance of the variable investment options.

 The Trust's prospectus is attached at the end of this prospectus. You should save these prospectuses for future reference.

                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated May 1, 1999. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page __.
-------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Accumulation units...................................27
  Annuitant............................................10
  Annuity payments.....................................34
  Annuity period.......................................13
  Contract year........................................11
  Date of issue........................................11
  Date of maturity.....................................10
  Free withdrawal amount...............................16
  Funds................................................2
  Fixed investment option..............................cover
  Investment options...................................14
  Premium payments.....................................10
  Surrender value......................................18
  Surrender............................................16
  Variable investment options..........................cover
  Withdrawal charge....................................16
  Withdrawal...........................................16

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

     .Maximum Withdrawal Charge (as % of amount withdrawn) 7%
     .Annual Contract  Fee (applies only to contracts of less than $10,000) $30

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)

  Mortality and Expense Risk Charge                                           1.10%
----------------------------------------------------------------------------------------
  Administrative Services Charge                                              0.30%
----------------------------------------------------------------------------------------
  Total Annual Contract Charge                                                1.40%
----------------------------------------------------------------------------------------



  These annual contract expenses don't apply to amounts held in the fixed investment option.

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)


  Each Fund pays an investment management fee and other operating expenses. These fees and expenses reduce the investment return of the Fund, and therefore, indirectly reduce the return you will earn on any amounts you allocate to the variable investment options that corresponds to that Fund. The figures in the following chart are expressed as percentages of each Fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable in 1998 and the 1998 other operating expenses that would have been allocated to the Funds under the allocation rules currently in effect:

                                                       OTHER FUND   TOTAL FUND    OTHER FUND EXPENSES
             FUND NAME               MANAGEMENT  FEES   EXPENSES*   EXPENSES      AFTER REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
Managed                              0.32%             0.05%        0.37%        0.05%
-------------------------------------------------------------------------------------------------------
Growth & Income                      0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------
Equity Index                         0.14%             0.08%        0.22%        0.08%
-------------------------------------------------------------------------------------------------------
Large Cap Value                      0.74%             0.07%        0.81%        0.07%
-------------------------------------------------------------------------------------------------------
Large Cap Growth                     0.37%             0.05%        0.42%        0.05%
-------------------------------------------------------------------------------------------------------
Mid Cap Value                        0.80%             0.05%        0.85%        0.05%
-------------------------------------------------------------------------------------------------------
Mid Cap Growth                       0.85%             0.08%        0.93%        0.08%
-------------------------------------------------------------------------------------------------------
Real Estate Equity                   0.60%             0.05%        0.65%        0.05%
-------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth**               0.75%             0.05%        0.80%        0.05%
-------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE                   0.80%             0.10%        0.90%        0.23%
-------------------------------------------------------------------------------------------------------
Small Cap Value                      0.80%             0.07%        0.87%        0.07%
-------------------------------------------------------------------------------------------------------
Small Cap Growth                     0.75%             0.08%        0.83%        0.08%
-------------------------------------------------------------------------------------------------------
Global Equity                        0.90%             0.10%        1.00%        0.50%
-------------------------------------------------------------------------------------------------------
International Balanced               0.85%             0.10%        0.95%        0.64%
-------------------------------------------------------------------------------------------------------
International Equity Index           0.17%             0.10%        0.27%        0.23%
-------------------------------------------------------------------------------------------------------
International Opportunities          0.87%             0.10%        0.97%        0.32%
-------------------------------------------------------------------------------------------------------
Emerging Markets Equity              1.30%             0.10%        1.40%        0.68%
-------------------------------------------------------------------------------------------------------
Short-Term Bond                      0.30%             0.05%        0.35%        0.05%
-------------------------------------------------------------------------------------------------------
Bond Index                           0.15%             0.05%        0.20%        0.05%
-------------------------------------------------------------------------------------------------------
Sovereign Bond                       0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------
                                     0.6
Global Bond**                        9                 0.06%        0.75%        0.06%
                                     %
-------------------------------------------------------------------------------------------------------
High Yield Bond                      0.65%             0.07%        0.72%        0.07%
-------------------------------------------------------------------------------------------------------
Money Market                         0.25%             0.05%        0.30%        0.05%
-------------------------------------------------------------------------------------------------------

  * John Hancock reimburses a Fund when the Fund's other operating expenses exceed 0.10% of the Fund's average daily net assets.
  ** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
    Bond was formerly "Strategic Bond."

EXAMPLES***

  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets:


                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
Managed                               $81      $101      $124     $211
----------------------------------------------------------------------------
Growth & Income                       $80      $  98     $119     $201
----------------------------------------------------------------------------
Equity Index                          $81      $100      $123     $208
----------------------------------------------------------------------------
Large Cap Value                       $87      $118      $152     $269
----------------------------------------------------------------------------
Large Cap Growth                      $82      $103      $126     $216
----------------------------------------------------------------------------
Mid Cap Value                         $87      $119      $154     $273
----------------------------------------------------------------------------
Mid Cap Growth                        $89      $124      $161     $287
----------------------------------------------------------------------------
Real Estate Equity                    $85      $111      $141     $245
----------------------------------------------------------------------------
Small/Mid Cap Growth                  $87      $117      $151     $266
----------------------------------------------------------------------------
Small/Mid Cap CORE                    $88      $122      $159     $282
----------------------------------------------------------------------------
Small Cap Value                       $88      $122      $159     $282
----------------------------------------------------------------------------
Small Cap Growth                      $88      $120      $156     $277
----------------------------------------------------------------------------
Global Equity                         $89      $125      $164     $291
----------------------------------------------------------------------------
International Balanced                $89      $124      $161     $287
----------------------------------------------------------------------------
International Equity Index            $83      $107      $134     $232
----------------------------------------------------------------------------
International Opportunities           $89      $125      $164     $291
----------------------------------------------------------------------------
Emerging Markets Equity               $93      $137      $183     $330
----------------------------------------------------------------------------
Short-Term Bond                       $83      $106      $132     $229
----------------------------------------------------------------------------
Bond Index                            $82      $102      $126     $215
----------------------------------------------------------------------------
                                                                  $203




Sovereign Bond                        $80      $  99     $120

----------------------------------------------------------------------------
Global Bond                           $87      $119      $154     $272
----------------------------------------------------------------------------
High Yield Bond                       $87      $117      $151     $267
----------------------------------------------------------------------------
Money Market                          $81      $  99     $121     $205
----------------------------------------------------------------------------

  If you commence receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming 5% annual return on assets.


                              1 YEAR   3 YEARS  5 YEARS    10 YEARS
--------------------------------------------------------------------
Managed                       $18      $56      $  97     $211
--------------------------------------------------------------------
Growth & Income               $17      $54      $  92     $201
--------------------------------------------------------------------
Equity Index                  $18      $56      $  96     $208
--------------------------------------------------------------------
Large Cap Value               $24      $73      $126      $269
--------------------------------------------------------------------
Large Cap Growth              $19      $58      $100      $216
--------------------------------------------------------------------
Mid Cap Value                 $24      $75      $128      $273
--------------------------------------------------------------------
Mid Cap Growth                $26      $79      $135      $287
--------------------------------------------------------------------
Real Estate Equity            $22      $66      $114      $245
--------------------------------------------------------------------
Small/Mid Cap Growth          $24      $72      $124      $266
--------------------------------------------------------------------
Small/Mid Cap CORE            $25      $77      $132      $282
--------------------------------------------------------------------
Small Cap Value               $25      $77      $132      $282
--------------------------------------------------------------------
Small Cap Growth              $25      $76      $130      $277
--------------------------------------------------------------------
Global Equity                 $26      $80      $137      $291
--------------------------------------------------------------------
International Balanced        $26      $79      $135      $287
--------------------------------------------------------------------
International Equity Index    $20      $62      $107      $232
--------------------------------------------------------------------
International Opportunities   $26      $80      $137      $291
--------------------------------------------------------------------
Emerging Markets Equity       $30      $92      $157      $330
--------------------------------------------------------------------
Short-Term Bond               $20      $62      $106      $229
--------------------------------------------------------------------
Bond Index                    $19      $58      $  99     $215
--------------------------------------------------------------------
Sovereign Bond                $17      $54      $  93     $203
--------------------------------------------------------------------
Global Bond                   $24      $74      $127      $272
--------------------------------------------------------------------
High Yield Bond               $24      $73      $125      $267
--------------------------------------------------------------------
Money Market                  $18      $55      $  94     $205
--------------------------------------------------------------------


  ***These examples do not include any applicable premium taxes.  The examples should not be considered representations of past or future expenses;
     actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 1998, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                             PAGES TO SEE
  --------                                             ------------

What is the contract?. . . . . . . . . . . . . . . .

Who owns the contract?. . . . . . . . . . . . . . .

Is the owner also the annuitant?. . . . . . . . . .

How can I invest money in a contract?. . . . . . . .

How will the value of my investment in the contract change over time?

What annuity benefits does the contract provide?. .

What are the tax consequences of owning a contract?.

Can I change my contract's investment options?. . .

What fees and charges will be deducted from my contract?

How can I withdraw money from my contract?. . . . .

What happens if the annuitant dies before my contract's date of maturity?

Can I return my contract?. . . . . . . . . . . . . .

 WHAT IS THE CONTRACT?

  The contract is a "deferred payment variable annuity contract." An annuity contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a deferred payment contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a variable annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

 WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

 IS THE OWNER ALSO THE ANNUITANT?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.
 In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

 HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

  We call the investments you make in your contract "premiums" or "premium payments." In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $1,000 for an individual retirement account ("IRA"), $50 for all other qualified plans, or $500 for our Annuity Direct Deposit Program, a program allowing automatic transfers from your checking account to your annuity contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $50.

APPLYING FOR A CONTRACT

  An authorized representative of John Hancock through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

  You can make premium payments of up to $500,000 in any one contract year ($100,000 into the fixed investment option, after the initial premium payment which can be as much as $500,000). The TOTAL of all new premium payments AND transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85th birthday.

  We will not issue a contract if the proposed annuitant is age 85 or older. We may waive any of these limits, however.

WAYS TO MAKE PREMIUM PAYMENTS

  Premium payments made by check or money order must be:

     . drawn on a U.S. bank,

     . drawn in U.S. dollars, and

     . made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at one of the addresses shown on page 1 of this prospectus. We will accept your initial premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

  Prior to a contract's date of maturity, the amount you've invested in any VARIABLE INVESTMENT OPTION will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

  Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table on page __.
 However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What charges will be deducted from my contract?" beginning on page __.

  Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a variable investment option will be treated as a premium payment.

  Under current practice, we credit interest to amounts allocated to the fixed investment option based on the size of the initial premium payment. We credit a higher rates for initial premium payments over $10,000 and those over $25,000.
 The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

  At any time before the date of maturity, the "TOTAL VALUE OF YOUR CONTRACT" equals

     . the total amount you invested,

     . MINUS all charges we deduct,

     . MINUS all withdrawals you have made,

     . PLUS or MINUS each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

     . PLUS the interest we credit to any of your contract's value while it is in the fixed investment option.

 WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

  If your contract is still in effect on its date of maturity, it enters what is called the "annuity period". During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity.
 Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page __, for information about all of these choices you can make.

 WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

     . partial withdrawal

     . full withdrawal ("surrender")

     . payment of death benefit proceeds as a single sum upon your death or the annuitant's death

     . periodic payments under one of our annuity payment options

 How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as

     . the type of the distribution

     . when the distribution is made

     . the nature of any tax-qualified retirement plan for which the contract is being used

     . the circumstances under which the payments are made

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

 CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

ALLOCATION OF PREMIUM PAYMENTS

  When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  At any one time, you may invest in up to 10 of the 24 investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

TRANSFERRING YOUR ASSETS

  Up to 12 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. We reserve the right to assess a charge of up to $25 for transfer beyond the first 12 transfers per year. Transfers under our dollar-cost averaging program count toward the 12 free transfers you are allowed each year.

  A number of restrictions apply to transfers in general.  You may NOT

     . transfer assets within 30 days prior to the contract's date of maturity,

     . transfer more than $1,000,000 in a contract year from any one variable investment option, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options, or

     . make any transfer during the annuity period that would result in more than 4 investment options being used at once.

  In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may NOT

     . transfer assets to or from the fixed investment option during the annuity period,

     . transfer or deposit (exclusive of the initial premium payment) more than $100,000 into the fixed investment option during a contract year,

     . make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option,

     . transfer out of the fixed investment option more than once during the first contract year,

     . after the first contract year, transfer money out of the fixed investment option UNTIL the later of (1) 180 days after the last transfer out of the fixed investment option or (2) the beginning of a new contract year.

     . transfer or deposit money into the fixed investment option after the 10th contract year, or

     . transfer out of the fixed investment option more than 20% of your assets in the fixed investment option in any one contract year.

PROCEDURE FOR TRANSFERRING YOUR ASSETS

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the locations shown on page
1.  Your request should include

     . your name,

     . daytime telephone number,

     . contract number,

     . the names of the investment options being transferred to and from each, and

     . the amount of each transfer.

 The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

TELEPHONE TRANSFERS

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

 WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

MORTALITY AND EXPENSE RISK CHARGE

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 1.10% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our fixed investment option.)

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.30% of the value of the assets you have allocated to the variable investment options.

ANNUAL CONTRACT FEE

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain states assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE

  If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sale of the contract, including commissions paid and other distribution costs.

  Here's how we determine the charge:  In any contract year, you may withdraw up
  ----------------------------------
to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

YEARS FROM DATE OF PREMIUM PAYMENT TO
   DATE OF SURRENDER OR WITHDRAWAL       WITHDRAWAL CHARGE*
-------------------------------------    ------------------
------------------------------------------------------------
  7 or more . . . . . . . . . . . . .     0%
------------------------------------------------------------
  6 but less than 7 . . . . . . . . .     1%
------------------------------------------------------------
  5 but less than 6 . . . . . . . . .     2%
------------------------------------------------------------
  4 but less than 5 . . . . . . . . .     3%
------------------------------------------------------------
  3 but less than 4 . . . . . . . . .     4%
------------------------------------------------------------
  2 but less than 3 . . . . . . . . .     5%
------------------------------------------------------------
  1 but less than 2 . . . . . . . . .     6%
------------------------------------------------------------
  less than 1 . . . . . . . . . . . .     7%
------------------------------------------------------------


  * AS A PERCENTAGE OF THE AMOUNT OF SUCH PREMIUM THAT WE CONSIDER TO HAVE BEEN WITHDRAWN (INCLUDING THE WITHDRAWAL CHARGE), AS EXPLAINED IN THE TEXT IMMEDIATELY BELOW.

  Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

  The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

  Here's how we deduct the withdrawal charge:  We deduct the withdrawal charge
  ------------------------------------------
proportionally from each investment option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

  When withdrawal charges don't apply:  We don't assess a withdrawal charge in
  -----------------------------------
the following situations:

     . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

     . on certain withdrawals if you meet the requirement of the nursing home waiver that waives the withdrawal charge, and

     . on amounts withdrawn to satisfy the minimum distribution requirements for tax-qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  In addition, under our exchange offer program, certain pension plans may be eligible to exchange their contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, Inc. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your contract was purchased on behalf either

     .  a pension plan qualified under Section 401(k) of the Internal
       Revenue Code of 1986 or

     . a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

   The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

 HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The "surrender value" of a contract is the total value of a contract, MINUS the annual contract fee and any applicable premium tax and withdrawal charges.
 We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page __. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     . for an amount less than $100, or

     . if the remaining total value of your contract would be less than $1,000.

 If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

NURSING HOME WAIVER OF WITHDRAWAL CHARGE

  If your state permits, your contract may have a nursing home waiver of withdrawal charge benefit. Under this benefit, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:

     . you become confined to a nursing home beginning at least 90 days after we issue your contract and prior to the contract's date of maturity.

     . you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

     . we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

     . your confinement is prescribed by a doctor and medically necessary.

 This benefit is not available if (1) you are older than 74 years at application or (2) if you were confined to a nursing home within the past two years.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to your contract

SYSTEMATIC WITHDRAWAL PLAN

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal.
 See "How will the value of my contract change over time?" beginning on page __, and "What fees and charges will be deducted from my contract?" beginning on page __. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

     . you may elect the plan only if the total value of your contract equals $25,000 or more.

     . the amount of each systematic withdrawal must equal at least $100.

     . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

     . you may cancel the plan at any time.

     . we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

     . you cannot elect this plan if you are participating in the dollar-cost averaging program.

DOLLAR -COST AVERAGING PROGRAM

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

     . you may elect the program only if the total value of your contract equals $15,000 or more.

     . the amount of each transfer must equal at least $250.

     . you may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

     . you may discontinue the program at any time.

     . the program continues until the earlier of (1) 12, 24, or 36 months
       (whichever you elect) or (2) full liquidation of the variable investment option from which we are taking the transfers.

     . automatic transfers to or from the fixed investment option are not permitted.

     . we reserve the right to terminate the program at any time.

     . you cannot elect the dollar-cost averaging program if you are participating in the systematic withdrawal plan.

 WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

GUARANTEED MINIMUM DEATH BENEFIT

  If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greatest of:

     (1) the total value of your contract, or

     (2) the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges, or

     (3) in states where permitted by law, the highest total value of your contract as of any fifth interval anniversary of your contract to date (preceding the anniversary nearest the annuitant's 81st birthday), PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

  We calculate the amounts in clauses (1) and (2) as of the day we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  We calculate the amount in clause (3) as follows: On the fifth anniversary of your contract (and every fifth anniversary thereafter until the anniversary closest to the annuitant's 81st birthday), we compute the total value of your contract adjusting for premium payments and partial withdrawals since that anniversary. We compare that amount to amounts in clauses (1) and (2). The greatest of these three amounts forms a minimum which may increase on subsequent fifth interval anniversaries with favorable investment performance and additional premium payments but will never decrease unless partial withdrawals are taken.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page __.

 CAN I RETURN MY CONTRACT?

  In most cases, you may return your contract for any reason within 10 days after you receive it. If you do, we will pay you the total value of your contract, plus the amount of premium taxes that we have deducted. However, there are some exceptions to this general rule:

     . if you return a contract issued in Hawaii, Idaho, Missouri, Nebraska, North Carolina, Oklahoma, Oregon, South Carolina, Washington, West Virginia, or Utah, you will receive the gross premiums you paid.

     . if you return a contract that is an individual retirement annuity
       ("IRA"), you will receive the gross premiums you paid.

     . if your contract was issued in California after your 60/th/ birthday, you may return the contract within 30 days and receive the gross premiums you paid.

     . if your contract was issued in North Dakota, you may return it within 20 days and receive the gross premiums you paid.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages __ through ___.

  CONTENTS OF THIS SECTION                              PAGES TO SEE

  Description of John Hancock. . . . . . . . . . . .

  Who should purchase a contract. . . . . . . . . .

  How we support the variable investment options. .

  The accumulation period. . . . . . . . . . . . . .

  Payment of death benefits. . . . . . . . . . . . .

  The annuity period. . . . . . . . . . . . . . . .

  Variable investment option valuation procedures. .

  Distribution requirements following death of owner

  Miscellaneous provisions. . . . . . . . . . . . .

  Tax information. . . . . . . . . . . . . . . . . .

  Performance information. . . . . . . . . . . . . .

  Reports. . . . . . . . . . . . . . . . . . . . . .

  Voting privileges. . . . . . . . . . . . . . . . .

  Certain changes. . . . . . . . . . . . . . . . . .

  Distribution of contracts. . . . . . . . . . . . .

  Impact of the Year 2000 issue. . . . . . . . . . .

  Registration statement. . . . . . . . . . . . . .

  Experts. . . . . . . . . . . . . . . . . . . . . .

  Appendix A - Examples of withdrawal charge calculation

  Appendix B - Contract loans under Section 403(b) ("TSA loans")

  Appendix C - Illustrative values and annuity payment tables

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock, a mutual life insurance company organized, in 1862, under the laws of the Commonwealth of Massachusetts. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 1998, we had more that $62.6 billion of assets.

 WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also designed the contracts for purchase under:

     . pension and profit-sharing plans qualified under Section 401(c) of the Code, known as H.R. 10 Plans;

     . pension or profit-sharing plans qualified under sections 401(a) or 403(a) of the Code, known as "corporate plans";

     . plans qualified under Section 401(k) of the Code;

     . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;
        and

     . individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code.

     . deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

 HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account V (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trust's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities.
 These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option.
 Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction
                   DIVIDED BY
value of one accumulation unit for the applicable
variable investment option at the time of such
transaction
-------------------------------------------------


  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

number of accumulation units in the variable
investment options
                    TIMES
value of one accumulation unit for the
applicable variable investment option that
time
---------------------------------------------


YOUR VALUE IN THE FIXED INVESTMENT OPTION

  On any date, the total value of your contract in the fixed investment option equals:

     . the amount of premium payments or transferred amounts allocated to the fixed investment option, MINUS

     . the amount of any withdrawals or transfers paid out of the fixed investment option, PLUS

     . interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, MINUS

     . the amount of any charges and fees deducted from fixed investment option.

 THE ANNUITY PERIOD

DATE OF MATURITY

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

     . at least 6 months after the date the first premium payment is applied to your contract and

     . no later than the maximum age specified in your contract (normally age 95).

  Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however.
 Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page __.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page __ ).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

     . you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least
       $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

  You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

VARIABLE MONTHLY ANNUITY PAYMENTS

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   ASSUMED INVESTMENT RATE
   -----------------------

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.
 We then multiply the result by the greater of

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.
 If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available:

     . Option A:  "life annuity with 5 years guaranteed" and

     . Option B: "life annuity without further payment on the death of payee."

 VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
     .if the contract's designated beneficiary is your
       surviving spouse, your spouse may continue the contract
       in force as the owner.
     .if the beneficiary is not your surviving spouse OR if
       the beneficiary is your surviving spouse but chooses not
       to continue the contract, the entire interest (as
       discussed below) in the contract on the date of your
       death must be:
     (1) paid out in full within five years of your death or
     (2)
       applied in full towards the purchase of a life annuity
       on the beneficiary with payments commencing within one
       year of your death
  If you are the annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the annuitant, the entire interest equals
     .the surrender value if paid out in full within five
       years of your death, or
     .
       the total value of your contract applied in full towards
       the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN
     .any remaining amount that we owe must be paid out at
       least as rapidly as under the method of making annuity payments that is then in use.
-------------------------------------------------------------------

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

 MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary.
 You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

     . the rights of any assignees of record,

     . the any action taken prior to receipt of the notice, and

     . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

 TAX INFORMATION

OUR INCOME TAXES

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.
 Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

   UNDISTRIBUTED GAINS
   -------------------

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   ANNUITY PAYMENTS
   ----------------

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   SURRENDERS AND WITHDRAWALS BEFORE DATE OF MATURITY
   --------------------------------------------------

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   PENALTY FOR PREMATURE WITHDRAWALS
   ---------------------------------

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

DIVERSIFICATION REQUIREMENTS

  Each of the Funds of the Trust intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of Fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN

  We have no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

   WITHHOLDING ON ROLLOVER DISTRIBUTIONS
   -------------------------------------

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan.

Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources.
 Consult a qualified tax adviser before making such a distribution.

   CONTRACTS PURCHASED AS INDIVIDUAL RETIREMENT ANNUITIES (IRAS)
   -------------------------------------------------------------

  An individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to take a federal income tax deduction of up to $2,000 per year for contributions to the IRA. (You can never, however, deduct more than 100% of your compensation includable in your gross income for the year.) You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally deduct up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  If you or your spouse is an active participant in an employer-sponsored retirement plan, you may make deductible premium payment only if your adjusted gross incomes do not exceed certain amounts. You can still contribute the full $2000 for each of you and your spouse, however, even though they are not deductible. Nor can you take a deduction for premium payments made in or after the taxable year in which you attain age 70 1/2 or for a "rollover contribution" as defined in the Code.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from an IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences, if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under an IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   CONTRACTS PURCHASED UNDER SIMPLE RETIREMENT ACCOUNTS (SIMPLE IRAS)
   ------------------------------------------------------------------

  In general, a small business employer may establish a SIMPLE IRA retirement plan, if the employer employed less than 100 employees on any day during the preceding calendar year. As an employee of such small business employer, you may make premium payments to the SIMPLE IRA. You may specify the percentage of compensation that you will contribute to the SIMPLE IRA, provided the amount of contribution does not exceed $6,000 a year. Your employer must elect to make a matching contribution of up to 3% of your compensation or an non-elective contribution equal to 2% of your compensation.

   CONTRACTS PURCHASED UNDER CERTAIN NON-DEDUCTIBLE IRAS (ROTH IRAS)
   -----------------------------------------------------------------

  In general, you may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA contract, known as a ROTH IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribution to a ROTH IRA. Also, the $2,000 maximum for a ROTH IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $15,000.

  If you hold your ROTH IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract

     . after you reach age 591/2,

     . on your death or disability, or

     . to one of the following qualified first-time home purchasers, subject to a $10,000 lifetime maximum: you or your spouse, child, grandchild, or ancestor.

  The Code treats payments you receive from a ROTH IRA that do not qualify for the above tax free treatment as a return of the contributions you made first.
 However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You may make a tax-free rollover contribution from a non-ROTH IRA, unless

     . you have adjusted gross income over $100,000, or

     . you are a married taxpayer filing a separate return.

 The $2,000 ROTH IRA contribution limit does not apply to tax-free rollover contributions.

  You must, however, pay tax on any portion of the non-ROTH IRA being rolled over that represents income on a previously deductible IRA contribution. No similar limitations apply to rollovers from one ROTH IRA to another ROTH IRA.

   CONTRACTS PURCHASED UNDER SECTION 403(B) PLANS (TSA)
   ----------------------------------------------------

  Under these tax-sheltered annuity ("TSA") arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year

     . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

     . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,000; and

     . is subject to certain other limits (described in Section 415 of the Code).

  When we make annuity payments from the contract, such payments are taxed to the employee or other payee under the same rules that apply to such payments under corporate plans (discussed below), except that five-year averaging and capital gain phase-out are not available.

  When we make payments from a TSA contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a TSA contract before the employee reaches age 59 1/2, except

     . on the employee's separation from service, death, or disability,

     . with respect to distributions of assets held under a TSA contract as of December 31, 1988,

     . transfers and exchanges to other products that qualify under Section
       403(b).

   CONTRACT LOANS UNDER SECTION 403(B) QUALIFIED CONTRACTS
   -------------------------------------------------------

  Prior to the date of maturity of your contract, you may request a loan from the total value of your contract. If the loan meets the amount and prepayment requirements described in detail in Appendix B, we will not report the loan to the Internal Revenue Service as a taxable distribution. To apply for a loan, you must use our required loan forms. Forms are available through our the John Hancock Annuity Servicing Office. At the time the loan is issued, we will provide you with a detailed loan agreement containing all the requirements of the loan.

  Contract loans are subject to many conditions and requirements of the Code and ERISA and the terms of any retirement plan in connection with which your contract was acquired. For example, serious tax consequences may result, if you don't make your loan payments when due or if we find it otherwise necessary to exercise our right to use all or part of the value of your contract to repay a contract loan. Because the tax and ERISA laws can be very confusing, you should always consult a qualified adviser before taking any action with respect to contract loans.

   CONTRACTS PURCHASED FOR "CORPORATE" PLANS
   -----------------------------------------

  In general, an employer may deduct from its taxable income premium payments it makes under

     . a qualified pension or profit-sharing plan described in Section
       401(a) of the Code or

     . a qualified annuity plan described in Section 403(a) of the Code.

 Nor do the employees participating in the plan have to pay tax on such contributions when made.

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment.

  Certain special five-year income tax averaging provisions are available for total distributions made in 1999, but not after that. Other favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   CONTRACTS PURCHASED FOR H.R. 10 (SELF-EMPLOYED) PLANS
   -----------------------------------------------------

  Self-employed persons, including partnerships, purchase contracts for tax qualified pension and profit-sharing plans that they establish for themselves and for their employees. The Code limits the maximum amount of premium payments that the self-employed person may deduct for federal income tax purposes each year. With respect to variable annuity contracts issued on the life of self-employed persons under such plans, the maximum generally is the lesser of

     . $30,000, or

     . 25% of "earned income" (as defined in the Code).

  Self-employed persons must also make premium payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves.

  Tax qualified plans may permit self-employed persons and their employees to make additional premium payments themselves (which are not deductible) of up to 10% of earned income or compensation.

  When we make annuity payments under an H.R. 10 contract, the payee must pay federal income taxes under the same rules that apply to such payments under corporate plans (discussed above).

  The tax treatment of annuity payments is also the same as under corporate plans (discussed above); as, in most respects, is the tax treatment of single sum payments.

  The same rules discussed above that determine for corporate plans (a) when annuity payments must commence and (b) the 10% penalty tax on certain early distributions also apply to H.R. 10 plans.

   CONTRACTS PURCHASED  UNDER GOVERNMENT DEFERRED COMPENSATION PLANS
   -----------------------------------------------------------------

  You can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by

     . a state,

     . a political subdivision of a state,

     . an agency or intrumentality or a state or political subdivision of a state, or

     . a tax-exempt organization.

  As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

  In general, the maximum amount of compensation you can deferred under such tax-favored plans equals the lesser of

     . $7,500 or

     . 33 1/3 % of your "includible income" (as defined in the Code).

 The deferred compensation plan must satisfy several conditions, including the following:

     . the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

     . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

 If we make a payment under your contract in the form of an annuity, or in a single sum such as on surrender or withdrawal, the payment is taxed as ordinary income.

   CONTRACTS PURCHASED FOR "TOP-HEAVY" PLANS
   -----------------------------------------

  Certain corporate and H.R. 10 plans may fall within Section 416 of the Code's definition of "top-heavy plans." This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

   TAX-FREE ROLLOVERS
   ------------------

  The discussion above covers certain fully or partially tax-free "rollovers" from a regular IRA to a

ROTH IRA.  You may also make a tax-free rollover from

     . a regular IRA to another regular IRA,

     . any tax-qualified plan to a regular IRA,

     . any tax-qualified plan to another tax-qualified plan of the same type
       (i.e. TSA to TSA, corporate plan to corporate plan, etc.)

  We do not have to withhold tax if you roll over your entire distribution and you request us to pay it directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   SEE YOUR OWN TAX ADVISER
   ------------------------

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls.
 For further information, you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     . the value at the end of such period.

  At Account level, total return reflects adjustments for

     . the mortality and expense risk charges,

     . the administrative charge,

     . the annual contract fee, and

     . any withdrawal charges payable if the owner surrenders his contract at the end of the relevant period.

 Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format, except that it will not reflect any withdrawal charge.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. CURRENT YIELD refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  EFFECTIVE YIELD is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  We also advertise current yield for investments in the other variable investment options. For investments in these options, we calculate current yield by the following formula:

the annualization of the income earned by a
investment in the variable investment option
during a recent 30-day period
                  DIVIDED BY
the maximum offering price per unit of  the
variable investment option at the end of such
30-day period
----------------------------------------------


  In all cases, current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax or any withdrawal charge.

 REPORTS

  At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trust.

 VOTING PRIVILEGES

  At meetings of the Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

  We reserve the right, subject to applicable law, including any required shareholder approval,

     . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

     . to add or delete variable investment options,

     . to change the underlying investment vehicles,

     . to operate the Account in any form permitted by law, and

     . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

 DISTRIBUTION OF CONTRACTS

  Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117.
 Signator is a subsidiary of John Hancock.

  You can purchase a contract either through Signators registered representative or through other broker-dealers whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers to exceed 3.0% of premium payments. Signator compensates its registered representatives for sales of the contracts on a commission and fee service basis. We, in turn, reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing and sales of these contracts.
 We offer these contracts on a continuous basis, but neither John Hancock is obligated to sell any particular amount of contracts.

 IMPACT OF THE YEAR 2000 ISSUE

  The advent of the Year 2000 presents us with a technological challenge:
 making our systems function properly with respect to dates in the year 2000 and after. In response to that challenge, we have developed and are executing a plan to modify or replace significant portions of our computer informations systems and automated technologies. The plan involves coordination and testing with business partners in an effort to minimize the possibility that external factors will adversely impact our systems. We believe that, with modifications to existing systems and conversions to new technologies, the Year 2000 will not pose significant operational problems for our computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the Year 2000 issue could have an adverse impact on our operations.

  We have substantially completed the process of remediating our systems and expect the compliance testing component of the project to be completed by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors.
 However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of the Year 2000 issue, refer to Note 15 to the Notes to the Financial Statements of John Hancock Mutual Life Insurance Company included in the Statement of Additional Information to this prospectus.

 REGISTRATION STATEMENT

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                              page of SAI

VARIATIONS IN CHARGES. . . . . . 2
DISTRIBUTION. . . . . . . . . . 2
CALCULATION OF PERFORMANCE DATA.2
OTHER PERFORMANCE INFORMATION. . 4
CALCULATION OF ANNUITY PAYMENTS.4
ADDITIONAL INFORMATION ABOUT DETERMINING6
 UNIT VALUES. . . . . . . . . . 6
PURCHASES AND  REDEMPTIONS OF FUND SHARES7
THE ACCOUNT. . . . . . . . . . .7
DELAY OF CERTAIN PAYMENTS . . . .8
LIABILITY FOR TELEPHONE TRANSFERS8
VOTING PRIVILEGES. . . . . . . .8
JOHN HANCOCK FINANCIAL STATEMENTS10
SEPARATE ACCOUNT FINANCIAL STATEMENTS23


 EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Mutual Life Insurance Company and the Account that appear in the Statement of Additional

Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

     CONDENSED FINANCIAL INFORMATION JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  The following table provides selected data for each accumulation share throughout the period as follows:

                                                                PERIOD FROM
                                                               MAY 1, 1998 TO
                                                              DECEMBER 31, 1998
                                                            --------------------
MANAGED
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $21.88
  End of period . . . . . . . . . . . . . . . . . . . . .          $25.98
Number of Accumulation Shares outstanding at end of period         99,614
GROWTH & INCOME
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $28.81
  End of period . . . . . . . . . . . . . . . . . . . . .          $37.01
Number of Accumulation Shares outstanding at end of period         55,988
EQUITY INDEX
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $14.82
  End of period . . . . . . . . . . . . . . . . . . . . .          $18.77
Number of Accumulation Shares outstanding at end of period         23,459
LARGE CAP VALUE
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $14.31
  End of period . . . . . . . . . . . . . . . . . . . . .          $15.41
Number of Accumulation Shares outstanding at end of period         15,404
LARGE CAP GROWTH
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $29.00
  End of period . . . . . . . . . . . . . . . . . . . . .          $39.89
Number of Accumulation Shares outstanding at end of period         16,972
MID CAP VALUE
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $15.41
  End of period . . . . . . . . . . . . . . . . . . . . .          $13.13
Number of Accumulation Shares outstanding at end of period          4,567
MID CAP GROWTH
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $11.71
  End of period . . . . . . . . . . . . . . . . . . . . .          $16.05
Number of Accumulation Shares outstanding at end of period          3,766
REAL ESTATE EQUITY
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $25.16
  End of period . . . . . . . . . . . . . . . . . . . . .          $20.66
Number of Accumulation Shares outstanding at end of period            771
SMALL/MID CAP GROWTH
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $17.43
  End of period . . . . . . . . . . . . . . . . . . . . .          $18.16
Number of Accumulation Shares outstanding at end of period            150
SMALL/MID CAP CORE
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . .          $10.70
Number of Accumulation Shares outstanding at end of period            613
SMALL CAP VALUE
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $13.54
  End of period . . . . . . . . . . . . . . . . . . . . .          $12.56
Number of Accumulation Shares outstanding at end of period          2,979
SMALL CAP GROWTH
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $11.11
  End of period . . . . . . . . . . . . . . . . . . . . .          $12.54
Number of Accumulation Shares outstanding at end of period          4,648
GLOBAL EQUITY
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . .          $10.30
Number of Accumulation Shares outstanding at end of period              0
INTERNATIONAL BALANCED
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $10.70
  End of period . . . . . . . . . . . . . . . . . . . . .          $12.45
Number of Accumulation Shares outstanding at end of period          1,412
INTERNATIONAL EQUITY INDEX
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $13.49
  End of period . . . . . . . . . . . . . . . . . . . . .          $16.07
Number of Accumulation Shares outstanding at end of period          1,159
INTERNATIONAL OPPORTUNITIES
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $10.63
  End of period . . . . . . . . . . . . . . . . . . . . .          $12.15
Number of Accumulation Shares outstanding at end of period            515
EMERGING MARKETS EQUITY
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . .          $09.27
Number of Accumulation Shares outstanding at end of period              0
SHORT-TERM BOND
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $11.68
  End of period . . . . . . . . . . . . . . . . . . . . .          $12.19
Number of Accumulation Shares outstanding at end of period         11,992
BOND INDEX
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . .          $10.00
Number of Accumulation Shares outstanding at end of period          1,478
SOVEREIGN BOND
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $17.50
  End of period . . . . . . . . . . . . . . . . . . . . .          $18.68
Number of Accumulation Shares outstanding at end of period         43,110
GLOBAL BOND
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $11.37
  End of period . . . . . . . . . . . . . . . . . . . . .          $12.24
Number of Accumulation Shares outstanding at end of period         15,813
HIGH YIELD BOND
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . .          $09.89
Number of Accumulation Shares outstanding at end of period          1,512
MONEY MARKET
Accumulation share value:
  Beginning of period . . . . . . . . . . . . . . . . . .          $12.91
  End of period . . . . . . . . . . . . . . . . . . . . .          $13.42
Number of Accumulation Shares outstanding at end of period         92,488

                    APPENDIX A - WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

  On January 1, 1996, you make a $5000 initial premium payment and we issue you a contract.
  On January 1, 1997, you make a $1000 premium payment
  On January 1, 1998, you make a $1000 premium payment.
  On January 1, 1999, the total value of your contract is $9000 because of good investment earnings.

  Now assume you make a partial withdrawal of $6000 (no tax withholding) on
    January 2, 1999. In this case, assuming no prior withdrawals, we would
    deduct a CDSL of $229.57.   We withdraw a total of $6229.57 from your
    contract.

  $6000.00   --  withdrawal request payable to you
  +  229.57  --  withdrawal charge payable to us
  -----------
  $6229.57  --   total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  1.We FIRSt reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1997, 1998, and 1999. We withdraw the remaining $4910 from your contract.

  $5000
      -30   --  1997 contract fee payable to us
      -30   --  1998 contract fee payable to us
      -30   --  1999 contract fee payable to us
  -------
  $4910  --   amount of your initial premium payment we would consider to be withdrawn.

  Under the free withdrawal provision, we deduct 10% of the total value of your
    contract at the beginning of the contract year, or $900 (.10 x $9000).   We
    pay the $900 to you as  part of your withdrawal request, and we assess a
    withdrawal charge on the remaining balance of $4010.   Because you made the
    initial premium payment 3 years ago, the withdrawal charge percentage is 4%.
      We deduct the resulting $160.40 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3849.60 to you as a part of your withdrawal request.

  $4910
     -900  --  free withdrawal amount (payable to you)
  -------
  $4010
    x .04
  -------
  $160.40   --  withdrawal charge on initial premium payment (payable to us)

  $4010.00
    -160.40
  ---------
    3849.60 --  part of withdrawal request payable to you

  2.We NEXT deem the entire amount of your1997 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%.
      We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1997 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $1000
   x .05
   -----
      $50   --  withdrawal charge on 1997 premium payment (payable to us)

  $1000
    - 50
    ----
    $950   --   part of withdrawal request payable to you

  3.We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3849.60 from your initial premium payment, and $950 from your 1998 PREMIUM PAYMENT. Therefore, $300.40 is needed to reach $6000.

  $6000.00   --   total withdrawal amount requested
    -900.00   --   free withdrawal amount
  -3849.60   --   payment deemed from initial premium payment
    -950.00   --   payment deemed from 1997 premium payment
    -------
   $300.40   --   additional payment to you needed to reach $6000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1998. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you   =      Withdrawal needed - [applicable withdrawal
    charge percentage times withdrawal needed]

  $300.40  =   x - [.06x]
  $300.40  = .94x

  $300.4
  ------
     0.94     =  x

   $319.57  =  x

   $319.57    --   deemed withdrawn from 1998 premium payment
  -$300.40   --   part of withdrawal request payable to you
  --------
     $19.17    --   withdrawal charge on 1998 premium deemed withdrawn (payable to us)

  $160.40  --  withdrawal charge on the INITIAL PREMIUM PAYMENT
  $  50.00  --  withdrawal charge on the 1997 PREMIUM PAYMENT
  $  19.17 --  withdrawal charge on the 1998 PREMIUM PAYMENT
  --------
  $229.27  --  Total withdrawal charge

         APPENDIX B - CONTRACT LOANS UNDER SECTION 403 (B) ("TSA LOANS")

  Any loan under this section will be secured by a security interest in your contract. The loan amount must be at least $2,500 and may not, on the date of the loan (defined below), exceed the lesser of

     . 50% of the total value of your contract,

     . $50,000 or

     . the sum of 100% of the total value of your contract invested in the variable investment options and 20% of the total value of your contract invested in the fixed investment option.

  We will deduct that portion of the loan amount up to 20% of the total value of your contract on the date of the loan proportionately from each investment option you are then using. We will deduct any amount in excess of 20% of the total value of your contract on the date of the loan proportionately from each VARIABLE investment option you are then using.

  On the date of the loan, we will transfer the total loan amount to the loan collateral account. This account is held in John Hancock's general investment account and accrues interest at an effective rate equal to 1% less than the loan interest rate described below. We transfer the interest accrued on the loan collateral account back to the investment options on each contract anniversary in the same proportion as your investment options are then allocated.

  The DATE OF THE LOAN will be the business date on which we receive at the John Hancock Annuity Servicing Office all the necessary documentation assigning your contract as the security for the loan. If such receipt occurs on a date on which we do not value shares, then the date of the loan will be the next business day following such receipt on which we do value shares.

  We determine the LOAN INTEREST RATE for this contract annually. We make such determination in the calendar month immediately preceding the calendar month in which your contract anniversary occurs. We apply the loan interest rate to any loan made during the calendar year following the date we determine the loan interest rate. Except as otherwise required by applicable state law, we will not set a rate in excess of the greater of

     . Moody's Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody's Investors Service), or any successor thereto, for the calendar month which is two months before the month in which the date we determine the loan interest rate, or

     . 5%.

 If Moody's Investors Service no longer publishes this average, John Hancock reserves the right to select a substitute that it deems appropriate, subject to applicable law, regulation, or other state requirement. When a new rate is determined,

     . we may increase the previous rate if the increase would be at least
       1/2 %, and

     . we may reduce the previous rate if the decrease would be at least 1/2
       %.

 We will notify you of the applicable loan interest rate at the time you make the loan. The loan interest rate for any given loan will be fixed for the entire loan period. Accrued interest on the loan will be added daily and will bear interest from that date at the loan interest rate.

  Repayment of principal and interest will be amortized in level installments payable no less frequently than quarterly over a period of no more than five years, except as provided by law. Prior to the first installment date, we will provide you with the repayment due dates and installment amounts in a repayment schedule. The principal portion of each loan repayment will be transferred back to the investment options in the same proportion as your investment options are then allocated.

  Prepayment of the entire loan is permitted. In addition, loan prepayments in excess of regularly scheduled prepayments that do not repay the entire LOAN BALANCE (outstanding loan amount plus loan interest accrued to date) will be applied to reduce the length of the loan. Such excess loan repayments do not replace the regularly scheduled loan payments.

  If you fail to make a scheduled loan repayment within 90 calendar days after the repayment due date, the loan balance or such other amount as required by applicable law shall then be considered in default. To the extent the total value of your contract contains (1) salary reduction contributions made on or before December 31, 1988 and (2) earnings credited on such contributions on or before such date at the time of default (together referred to as "pre-1988 " with regard to the default. We will withdraw from the total value of your contract an amount equal to the amount in default with respect to such pre-1988 contributions (including withdrawal charges and any accrued and unpaid interest to the date of the default). To the extent that the amount in default exceeds the amount of pre-1988 contributions, we will make no actual foreclosure on the loan security

     . until the earliest of your attaining age 59 1/2, separation from service, death, or becoming disabled (as defined in Section 72(m)(7) of the Code, and

     . unless, prior to the occurrence of such event, the excess is deemed a distribution reportable you.

  If you surrender your contract while there is an outstanding loan balance or, if the annuitant dies while there is an outstanding loan balance, we will determine an amount (positive or negative) by subtracting the outstanding loan balance from the loan collateral account as of the date of surrender or death.
 If such amount is positive, we will add it to the surrender value or death benefit, as applicable. If the amount is negative, we will subtract it from the surrender value or death benefit, as applicable. If, at any time, the surrender value exceeds the loan collateral account, your loan will be subject to certain excessive loan balance provisions set forth in your loan agreement.

  Because the Federal tax laws governing contract loans are very complex and confusing, you should consult a qualified tax adviser before applying for a contract loan.

       APPENDIX C - ILLUSTRATIVE CONTRACT VALUE AND ANNUITY PAYMENT TABLES

  The following tables present illustrative periodic contract values and annuity payments that would have resulted under a contract described in this prospectus had such values and payments been based exclusively upon the investment experience of the nine specified variable investment options, assuming investment by each of those investment options in the corresponding Fund of the Trust and its predecessors during the periods shown. We have not illustrated the other investment options because of the limited time that they have been available. The contracts described in this prospectus were first offered in 1998.

   For the years ended December 31, 1986 (and prior thereto), we have calculated the values based upon the actual investment results of the three corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income, Sovereign Bond, and Money Market Portfolios, as if the Fund had been in existence prior to March 28, 1986, the date of its reorganization.

  In the tables, we assume

     . the owner made a single purchase payment of $10,000, net of any deductions from purchase payments,

     . charges have been assessed at annual rate of 1.40% for mortality and expense risks and administrative services, and

     . actual investment management fees and other fund expenses for the periods illustrated have also been assessed.

  Absent expense reimbursements by John Hancock to certain of the Funds for some periods, the values illustrated would have been lower.

 WHAT THE TABLES ILLUSTRATE

  Subject to the foregoing, each Table I presents, at yearly intervals, the illustrative periodic contract values for each variable investment option which would have resulted under a contract, if the owner had made a net single purchase payment of $10,000. The contract values are based upon the investment performance of the corresponding Fund.

  Subject to the foregoing, each Table II indicates, at annual intervals, illustrative monthly variable annuity payments for each variable investment option which would have been received by an annuitant or other payee, assuming that an initial annuity payment of $100 was received in the month and year indicated. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years.

  The results shown should not be considered a representation of the future. A program of the type illustrated in the tables does not assure a profit or protect against depreciation in declining markets.

                                 GROWTH & INCOME


 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JANUARY 2, 1975


                                                        CONTRACT VALUE
                                                        ON DECEMBER 31
      Contract Year Commencing                         OF THE SAME YEAR
      ------------------------                        ------------------
      January 1975  . . . . . . . . . . . . . . . .      $ 12,768.53
      January 1976  . . . . . . . . . . . . . . . .        14,847.74
      January 1977  . . . . . . . . . . . . . . . .        13,070.47
      January 1978  . . . . . . . . . . . . . . . .        13,674.30
      January 1979  . . . . . . . . . . . . . . . .        15,670.05
      January 1980  . . . . . . . . . . . . . . . .        20,154.18
      January 1981  . . . . . . . . . . . . . . . .        20,054.68
      January 1982  . . . . . . . . . . . . . . . .        25,323.38
      January 1983  . . . . . . . . . . . . . . . .        30,428.51
      January 1984  . . . . . . . . . . . . . . . .        31,429.08
      January 1985  . . . . . . . . . . . . . . . .        41,769.30
      January 1986  . . . . . . . . . . . . . . . .        47,665.34
      January 1987  . . . . . . . . . . . . . . . .        48,842.45
      January 1988  . . . . . . . . . . . . . . . .        56,368.07
      January 1989  . . . . . . . . . . . . . . . .        71,995.40
      January 1990  . . . . . . . . . . . . . . . .        72,809.18
      January 1991  . . . . . . . . . . . . . . . .        90,446.27
      January 1992  . . . . . . . . . . . . . . . .        97,127.06
      January 1993  . . . . . . . . . . . . . . . .       108,553.53
      January 1994  . . . . . . . . . . . . . . . .       106,452.30
      January 1995  . . . . . . . . . . . . . . . .       140,886.25
      January 1996  . . . . . . . . . . . . . . . .       166,849.35
      January 1997  . . . . . . . . . . . . . . . .       213,632.01
      January 1998. . . . . . . . . . . . . . . . .       274,384.22

 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JANUARY 1975.


                                                            PAYMENT
      Month                                                For Month
      -----                                               -----------
      January 1975  . . . . . . . . . . . . . . . . . .    $  100.00
      January 1976  . . . . . . . . . . . . . . . . . .       126.05
      January 1977  . . . . . . . . . . . . . . . . . .       139.99
      January 1978  . . . . . . . . . . . . . . . . . .       121.58
      January 1979  . . . . . . . . . . . . . . . . . .       123.59
      January 1980  . . . . . . . . . . . . . . . . . .       136.47
      January 1981  . . . . . . . . . . . . . . . . . .       168.49
      January 1982  . . . . . . . . . . . . . . . . . .       163.12
      January 1983  . . . . . . . . . . . . . . . . . .       198.05
      January 1984  . . . . . . . . . . . . . . . . . .       227.32
      January 1985  . . . . . . . . . . . . . . . . . .       228.10
      January 1986  . . . . . . . . . . . . . . . . . .       294.22
      January 1987  . . . . . . . . . . . . . . . . . .       331.86
      January 1988  . . . . . . . . . . . . . . . . . .       330.06
      January 1989  . . . . . . . . . . . . . . . . . .       363.60
      January 1990  . . . . . . . . . . . . . . . . . .       429.63
      January 1991  . . . . . . . . . . . . . . . . . .       432.97
      January 1992  . . . . . . . . . . . . . . . . . .       496.00
      January 1993  . . . . . . . . . . . . . . . . . .       543.10
      January 1994  . . . . . . . . . . . . . . . . . .       585.08
      January 1995  . . . . . . . . . . . . . . . . . .       556.35
      January 1996  . . . . . . . . . . . . . . . . . .       706.64
      January 1997  . . . . . . . . . . . . . . . . . .       813.93
      January 1998. . . . . . . . . . . . . . . . . . .       965.18
      January 1999. . . . . . . . . . . . . . . . . . .     1,238.92



  The amounts shown are based on the investment performance of the Growth & Income Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                  SOVEREIGN BOND

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED JUNE 2, 1980


                                                        Contract Value
                                                        ON DECEMBER 31
      Contract year Commencing                         of the same year
      ------------------------                        ------------------
      June 1980 . . . . . . . . . . . . . . . . . .       $10,229.93
      June 1981 . . . . . . . . . . . . . . . . . .        10,496.01
      June 1982 . . . . . . . . . . . . . . . . . .        13,331.26
      June 1983 . . . . . . . . . . . . . . . . . .        13,948.51
      June 1984 . . . . . . . . . . . . . . . . . .        15,749.99
      June 1985 . . . . . . . . . . . . . . . . . .        18,880.47
      June 1986 . . . . . . . . . . . . . . . . . .        21,134.54
      June 1987 . . . . . . . . . . . . . . . . . .        21,393.33
      June 1988 . . . . . . . . . . . . . . . . . .        22,818.87
      June 1989 . . . . . . . . . . . . . . . . . .        25,363.52
      June 1990 . . . . . . . . . . . . . . . . . .        26,898.56
      June 1991 . . . . . . . . . . . . . . . . . .        30,947.25
      June 1992 . . . . . . . . . . . . . . . . . .        32,856.05
      June 1993 . . . . . . . . . . . . . . . . . .        35,891.25
      June 1994 . . . . . . . . . . . . . . . . . .        34,484.11
      June 1995 . . . . . . . . . . . . . . . . . .        40,650.17
      June 1996 . . . . . . . . . . . . . . . . . .        41,731.05
      June 1997 . . . . . . . . . . . . . . . . . .        45,310.84
      June 1998 . . . . . . . . . . . . . . . . . .        48,359.84



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN JUNE 1980.


                                                           PAYMENT
      Month                                               For Month
      -----                                              -----------
      June 1980  . . . . . . . . . . . . . . . . . . .     $100.00
      June 1981  . . . . . . . . . . . . . . . . . . .       96.02
      June 1982  . . . . . . . . . . . . . . . . . . .      104.33
      June 1983  . . . . . . . . . . . . . . . . . . .      124.70
      June 1984  . . . . . . . . . . . . . . . . . . .      119.06
      June 1985  . . . . . . . . . . . . . . . . . . .      142.91
      June 1986  . . . . . . . . . . . . . . . . . . .      161.39
      June 1987  . . . . . . . . . . . . . . . . . . .      161.44
      June 1988  . . . . . . . . . . . . . . . . . . .      166.85
      June 1989  . . . . . . . . . . . . . . . . . . .      175.39
      June 1990  . . . . . . . . . . . . . . . . . . .      179.74
      June 1991  . . . . . . . . . . . . . . . . . . .      192.24
      June 1992  . . . . . . . . . . . . . . . . . . .      205.19
      June 1993  . . . . . . . . . . . . . . . . . . .      219.34
      June 1994  . . . . . . . . . . . . . . . . . . .      212.72
      June 1995  . . . . . . . . . . . . . . . . . . .      224.64
      June 1996  . . . . . . . . . . . . . . . . . . .      228.63
      June 1997  . . . . . . . . . . . . . . . . . . .      235.28
      June 1998. . . . . . . . . . . . . . . . . . . .      249.73



  The amounts shown are based on the investment performance of the Sovereign Bond Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                   MONEY MARKET

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT CONTRACT HAD BEEN ISSUED MAY 13, 1982


                                                        Contract Value
                                                        on December 31
      Contract Year Commencing                         of the same year
      ------------------------                        ------------------
      May 1982  . . . . . . . . . . . . . . . . . .       $10,454.08
      May 1983  . . . . . . . . . . . . . . . . . .        11,209.15
      May 1984  . . . . . . . . . . . . . . . . . .        12,215.99
      May 1985  . . . . . . . . . . . . . . . . . .        13,028.02
      May 1986  . . . . . . . . . . . . . . . . . .        13,707.73
      May 1987  . . . . . . . . . . . . . . . . . .        14,422.37
      May 1988  . . . . . . . . . . . . . . . . . .        15,314.17
      May 1989  . . . . . . . . . . . . . . . . . .        16,504.28
      May 1990  . . . . . . . . . . . . . . . . . .        17,639.99
      May 1991  . . . . . . . . . . . . . . . . . .        18,435.21
      May 1992  . . . . . . . . . . . . . . . . . .        18,841.95
      May 1993  . . . . . . . . . . . . . . . . . .        19,150.05
      May 1994  . . . . . . . . . . . . . . . . . .        19,657.28
      May 1995  . . . . . . . . . . . . . . . . . .        20,506.13
      May 1996  . . . . . . . . . . . . . . . . . .        21,299.24
      May 1997  . . . . . . . . . . . . . . . . . .        22,149.45
      May 1998. . . . . . . . . . . . . . . . . . .        23,030.24



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN MAY 1982.


                                                           Payment
      Month                                               For Month
      -----                                              -----------
      May 1982 . . . . . . . . . . . . . . . . . . . .     $100.00
      May 1983 . . . . . . . . . . . . . . . . . . . .      103.34
      May 1984 . . . . . . . . . . . . . . . . . . . .      107.59
      May 1985 . . . . . . . . . . . . . . . . . . . .      112.85
      May 1986 . . . . . . . . . . . . . . . . . . . .      115.94
      May 1987 . . . . . . . . . . . . . . . . . . . .      117.28
      May 1988 . . . . . . . . . . . . . . . . . . . .      119.52
      May 1989 . . . . . . . . . . . . . . . . . . . .      123.57
      May 1990 . . . . . . . . . . . . . . . . . . . .      128.27
      May 1991 . . . . . . . . . . . . . . . . . . . .      131.70
      May 1992 . . . . . . . . . . . . . . . . . . . .      131.78
      May 1993 . . . . . . . . . . . . . . . . . . . .      129.76
      May 1994 . . . . . . . . . . . . . . . . . . . .      127.42
      May 1995 . . . . . . . . . . . . . . . . . . . .      127.48
      May 1996 . . . . . . . . . . . . . . . . . . . .      128.26
      May 1997 . . . . . . . . . . . . . . . . . . . .      128.72
      May 1998 . . . . . . . . . . . . . . . . . . . .      129.41



  The amounts shown are based on the investment performance of the Money Market Fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 LARGE CAP GROWTH

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 24, 1987


                                                        Contract Value
                                                        ON DECEMBER 31
      Contract Year Commencing                         of the same year
      ------------------------                        ------------------
      November 1987 . . . . . . . . . . . . . . . .       $10,239.60
      November 1988 . . . . . . . . . . . . . . . .        11,531.81
      November 1989 . . . . . . . . . . . . . . . .        15,108.39
      November 1990 . . . . . . . . . . . . . . . .        15,668.24
      November 1991 . . . . . . . . . . . . . . . .        19,383.96
      November 1992 . . . . . . . . . . . . . . . .        21,015.39
      November 1993 . . . . . . . . . . . . . . . .        23,586.33
      November 1994 . . . . . . . . . . . . . . . .        23,031.38
      November 1995 . . . . . . . . . . . . . . . .        29,897.25
      November 1996 . . . . . . . . . . . . . . . .        34,867.83
      November 1997 . . . . . . . . . . . . . . . .        45,026.80
      November 1998 . . . . . . . . . . . . . . . .        61,155.66



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.


                                                          Payment
      Month                                              FOR MONTH
      -----                                             -----------
      November 1987 . . . . . . . . . . . . . . . . .     $100.00
      November 1988 . . . . . . . . . . . . . . . . .      109.59
      November 1989 . . . . . . . . . . . . . . . . .      135.20
      November 1990 . . . . . . . . . . . . . . . . .      135.73
      November 1991 . . . . . . . . . . . . . . . . .      164.04
      November 1992 . . . . . . . . . . . . . . . . .      168.91
      November 1993 . . . . . . . . . . . . . . . . .      189.46
      November 1994 . . . . . . . . . . . . . . . . .      182.81
      November 1995 . . . . . . . . . . . . . . . . .      218.63
      November 1996 . . . . . . . . . . . . . . . . .      253.37
      November 1997 . . . . . . . . . . . . . . . . .      310.32
      November 1998 . . . . . . . . . . . . . . . . .      372.95



  The amounts shown are based on the investment performance of the Large Cap Growth Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                     MANAGED

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED NOVEMBER 9, 1987


                                                        Contract Value
                                                        ON DECEMBER 31
      Contract Year Commencing                         of the same year
      ------------------------                        ------------------
      November 1987 . . . . . . . . . . . . . . . .       $10,226.76
      November 1988 . . . . . . . . . . . . . . . .        11,240.26
      November 1989 . . . . . . . . . . . . . . . .        13,380.15
      November 1990 . . . . . . . . . . . . . . . .        13,629.51
      November 1991 . . . . . . . . . . . . . . . .        16,394.96
      November 1992 . . . . . . . . . . . . . . . .        17,414.83
      November 1993 . . . . . . . . . . . . . . . .        19,167.24
      November 1994 . . . . . . . . . . . . . . . .        18,479.74
      November 1995 . . . . . . . . . . . . . . . .        23,160.13
      November 1996 . . . . . . . . . . . . . . . .        25,285.76
      November 1997 . . . . . . . . . . . . . . . .        29,606.13
      November 1998 . . . . . . . . . . . . . . . .        35,155.66



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN NOVEMBER 1987.

 .

                                                          PAYMENT
      Month                                              FOR MONTH
      -----                                             -----------
      November 1987 . . . . . . . . . . . . . . . . .     $100.00
      November 1988 . . . . . . . . . . . . . . . . .      109.87
      November 1989 . . . . . . . . . . . . . . . . .      121.52
      November 1990 . . . . . . . . . . . . . . . . .      114.66
      November 1991 . . . . . . . . . . . . . . . . .      136.05
      November 1992 . . . . . . . . . . . . . . . . .      142.02
      November 1993 . . . . . . . . . . . . . . . . .      156.17
      November 1994 . . . . . . . . . . . . . . . . .      146.42
      November 1995 . . . . . . . . . . . . . . . . .      168.78
      November 1996 . . . . . . . . . . . . . . . . .      180.91
      November 1997 . . . . . . . . . . . . . . . . .      201.84
      November 1998 . . . . . . . . . . . . . . . . .      202.83


  The amounts shown are based on the investment performance of the Managed Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                REAL ESTATE EQUITY

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 14, 1989


                                                        Contract Value
                                                        on December 31
      Contract Year Commencing                         OF THE SAME YEAR
      ------------------------                        ------------------
      February 1989 . . . . . . . . . . . . . . . .       $10,442.26
      February 1990 . . . . . . . . . . . . . . . .         8,035.55
      February 1991 . . . . . . . . . . . . . . . .        10,579.75
      February 1992 . . . . . . . . . . . . . . . .        12,103.83
      February 1993 . . . . . . . . . . . . . . . .        14,001.34
      February 1994 . . . . . . . . . . . . . . . .        14,202.33
      February 1995 . . . . . . . . . . . . . . . .        15,728.80
      February 1996 . . . . . . . . . . . . . . . .        20,639.15
      February 1997 . . . . . . . . . . . . . . . .        23,856.53
      February 1998 . . . . . . . . . . . . . . . .        19,594.40



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.


                                                       Payment
      Month                                            For Month
      -----                                            -----------
      February 1989  . . . . . . . . . . . . . . . .     $100.00
      February 1990  . . . . . . . . . . . . . . . .       95.91
      February 1991  . . . . . . . . . . . . . . . .       85.47
      February 1992  . . . . . . . . . . . . . . . .       99.80
      February 1993  . . . . . . . . . . . . . . . .      115.44
      February 1994  . . . . . . . . . . . . . . . .      118.80
      February 1995  . . . . . . . . . . . . . . . .      112.48
      February 1996  . . . . . . . . . . . . . . . .      124.74
      February 1997  . . . . . . . . . . . . . . . .      158.12
      February 1998  . . . . . . . . . . . . . . . .      170.24
      February 1999. . . . . . . . . . . . . . . . .      135.88



  The amounts shown are based on the investment performance of the Real Estate Equity Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                            INTERNATIONAL EQUITY INDEX

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED FEBRUARY 10, 1989


                                                       Contract Value
                                                       ON DECEMBER 31
      Contract Year Commencing                        of the same year
      ------------------------                       ------------------
      February 1989  . . . . . . . . . . . . . . .       $11,099.72
      February 1990  . . . . . . . . . . . . . . .        10,051.49
      February 1991  . . . . . . . . . . . . . . .        12,229.24
      February 1992  . . . . . . . . . . . . . . .        11,861.11
      February 1993  . . . . . . . . . . . . . . .        15,450.90
      February 1994  . . . . . . . . . . . . . . .        14,305.70
      February 1995  . . . . . . . . . . . . . . .        15,237.67
      February 1996  . . . . . . . . . . . . . . .        16,406.62
      February 1997  . . . . . . . . . . . . . . .        15,366.71
      February 1998. . . . . . . . . . . . . . . .        18,308.15



 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN FEBRUARY 1989.


                                                          Payment
      Month                                              FOR MONTH
      -----                                             -----------
      February 1989 . . . . . . . . . . . . . . . . .     $100.00
      February 1990 . . . . . . . . . . . . . . . . .       96.77
      February 1991 . . . . . . . . . . . . . . . . .       89.90
      February 1992 . . . . . . . . . . . . . . . . .      103.84
      February 1993 . . . . . . . . . . . . . . . . .       98.31
      February 1994 . . . . . . . . . . . . . . . . .      123.78
      February 1995 . . . . . . . . . . . . . . . . .      103.66
      February 1996 . . . . . . . . . . . . . . . . .      114.78
      February 1997 . . . . . . . . . . . . . . . . .      115.51
      February 1998 . . . . . . . . . . . . . . . . .      108.73
      February 1999 . . . . . . . . . . . . . . . . .      123.17



  The amounts shown are based on the investment performance of the International Equity Index Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

              SHORT-TERM BOND (FORMERLY SHORT-TERM U.S. GOVERNMENT)

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED SEPTEMBER 23, 1994


                                                       Contract Value
                                                       ON DECEMBER 31
      Contract Year Commencing                        of the same year
      ------------------------                       ------------------
      September 1994 . . . . . . . . . . . . . . .       $ 9,913.05
      September 1995 . . . . . . . . . . . . . . .        10,899.50
      September 1996 . . . . . . . . . . . . . . .        11,135.67
      September 1997 . . . . . . . . . . . . . . .        11,684.94
      September 1998 . . . . . . . . . . . . . . .        12,192.69




 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN SEPTEMBER 1994

                                                          Payment
      Month                                              FOR MONTH
      -----                                             -----------
      September 1994. . . . . . . . . . . . . . . . .     $100.00
      September 1995. . . . . . . . . . . . . . . . .      103.15
      September 1996. . . . . . . . . . . . . . . . .      100.48
      September 1997. . . . . . . . . . . . . . . . .      103.72
      September 1998. . . . . . . . . . . . . . . . .      106.28


  The amounts shown are based on the investment performance of the Short-Term Bond Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

           SMALL/MID CAP GROWTH (FORMERLY, DIVERSIFIED MID CAP GROWTH)

 TABLE I--ACCUMULATION PERIOD--ILLUSTRATIVE CONTRACT VALUES WHICH WOULD HAVE RESULTED IF A $10,000 NET PURCHASE PAYMENT HAD BEEN ISSUED SEPTEMBER 23, 1994


                                                       Contract Value
                                                       ON DECEMBER 31
      Contract Year Commencing                        of the same year
      ------------------------                       ------------------
      September 1994 . . . . . . . . . . . . . . .       $ 9,911.94
      September 1995 . . . . . . . . . . . . . . .        13,289.37
      September 1996 . . . . . . . . . . . . . . .        17,080.43
      September 1997 . . . . . . . . . . . . . . .        17,434.93
      September 1998 . . . . . . . . . . . . . . .        18,156.83




 TABLE II--ANNUITY PERIOD--ILLUSTRATIVE MONTHLY VARIABLE ANNUITY PAYMENTS AN ANNUITANT WOULD HAVE RECEIVED ASSUMING A FIRST ANNUITY PAYMENT OF $100 IN SEPTEMBER 1994

                                                          Payment
      Month                                              FOR MONTH
      -----                                             -----------
      September 1994. . . . . . . . . . . . . . . . .     $100.00
      September 1995. . . . . . . . . . . . . . . . .      124.17
      September 1996. . . . . . . . . . . . . . . . .       99.60
      September 1997. . . . . . . . . . . . . . . . .      105.24
      September 1998. . . . . . . . . . . . . . . . .      105.77


  The amounts shown are based on the investment performance of the Small/Mid Cap Growth Fund. All amounts reflect the provisions of the contracts described in this prospectus, including annuity tables based on the standard assumed investment rate of3 1/2% per annum. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

LOGO
                                      JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                              ANNUITY TRANSFERLINE

                               AUTHORIZATION FORM


 INSTRUCTIONS: Please complete and sign where indicated. If your contract will be jointly owned, each owner must sign. An acknowledgment letter will be sent as soon as your contract is issued.

 THIS COMPLETED FORM MUST BE SUBMITTED WITH THE APPLICATION.
-------------------------------------------------------------------------------




( ) Yes! I want TRANSFERLINE, John Hancock's telephone transfer program that permits fast and toll-free transfers of funds within my contract, as conditions dictate.

As the applicant for a contract funded by John Hancock Variable Series Trust I (the "Fund"), I hereby authorize John Hancock, on behalf of the Fund, to act upon my telephone instructions to:

  (1) reallocate my then current value held in any one or more investment options, and

  (2) to change the allocation of future purchase payments to the investment options.

I understand that John Hancock employs the following procedures reasonably designed to confirm that the instructions received by telephone are genuine: requiring disclosure of personal identification; tape recording calls; and providing the owner with a confirmation of the transfer. As long as John Hancock follows such procedures, I will not hold John Hancock or the Fund (or any of their successors) liable for any loss, expense, or cost resulting from any unauthorized or fraudulent telephone instructions.

I further understand that this authorization is limited by the conditions and procedures for telephone account transfers and investment option changes set forth in the prospectus describing my contract.

I further understand that this authorization will continue in force unless and until the earlier of (a) written revocation received by John Hancock at its Annuity Servicing Office or (b) John Hancock discontinues this service.

                                   Signature(s) of Prospective
                                      Contract Owner(s)


Date:                                       /s/ _________________________________
Date:                                       /s/ _________________________________

                      Questions call:       1-800-732-5543

                             Mail to:       John Hancock Annuity Servicing Office
                                            529 Main Street (X-4)
                                            Boston, MA 02129

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V


                      STATEMENT OF ADDITIONAL INFORMATION


                               __________________


This statement of additional information ("SAI"), dated May 3, 1999 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account V (the "Account") dated May 3, 1999, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street (X-4), Charlestown, Massachusetts 02129, telephone number 1-800-732-5543.

                               TABLE OF CONTENTS


                               _________________



                                                       PAGE OF SAI
                                                       -----------
Variations in Charges..................                     2
Distribution...........................                     2
Calculation of Performance Data........                     2
Other Performance Information..........                     4
Calculation of Annuity Payments........                     4
Additional Information About Determining Unit Values        6
Purchases and Redemptions of Fund Shares                    7
The Account............................                     8
Delay of Certain Payments..............                     8
Liability for Telephone Transfers......                     8
Voting Privileges......................                     8
John Hancock Financial Statements......                    10
Separate Account Financial Statements..                    23




Acct V ( Ind Pref) 5/99

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the withdrawal charge, the charge for mortality and expense risks, the administrative services charge,or the annual contract fee. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by John Hancock based upon factors such as the following:
 (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                  DISTRIBUTION


     The distribution of the contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid and Signator retained under that agreement for such services were as follows:

                        YEAR                           AMOUNT PAID TO SIGNATOR   AMOUNT RETAINED BY SIGNATOR
                        ----                           -----------------------   ---------------------------
 1998
 1997
 1996

                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following formula prescribed by the SEC:

                             P x ( 1 + T ) n = ERV

 where               P = a hypothetical initial premium payment of $1,000

                     T = average annual total return
                     n =  number of years
                     ERV = ending redeemable value of a hypothetical
                     $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment made into the variable investment option at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     On the basis, the following table shows the average total return for each variable investment option for the periods ended December 31, 1998:

                           AVERAGE ANNUALIZED TOTAL RETURNS
                           --------------------------------
VARIABLE INVESTMENT     YEAR TO DATE    1 YEAR     5 YEAR    10 YEAR       DATE OF
-------------------                      /**/        **        **         INCEPTION
OPTION/*/                                                                   /***/
------
Managed..............          11.5%       11.5%     12.1%      11.9%         11/09/87
Growth & Income......          21.3%       21.3%     19.8%      16.9%          4/03/72
Equity Index.........          19.8%       19.8%     25.0%        N/A          4/30/96
Large Cap Value......           0.7%        0.7%     15.7%        N/A          4/30/96
Large Cap Growth.....          30.5%       30.5%     20.7%      18.1%         11/24/87
Mid Cap Value........         -19.8%      -19.8%      8.6%        N/A          4/30/96
Mid Cap Growth.......          30.4%       30.4%     17.6%        N/A          4/30/96
Real Estate Equity...         -25.3%      -25.3%      6.0%       6.9%          2/01/89
Small/Mid Cap Growth.          -3.2%       -3.2%     14.0%        N/A          9/23/94
Small/Mid Cap CORE...          -0.5%         N/A       N/A        N/A         11/30/98
Small Cap Value......         -14.4%      -14.4%      6.7%        N/A          4/30/96
Small Cap Growth.....           5.9%        5.9%      6.7%        N/A          4/30/96
Global Equity ........         -4.5%         N/A       N/A        N/A         11/30/98
International Balanced          9.4%        9.4%      6.3%        N/A          4/30/96
International Equity
Index................          11.9%       11.9%      2.4%       6.2%          2/01/89
International
Opportunities........           7.3%        7.3%      5.3%        N/A          4/30/96
Emerging Markets
Equity...............         -14.2%         N/A       N/A        N/A         11/30/98
Short-Term Bond......          -2.7%       -2.7%      3.6%        N/A          9/23/94
Bond Index...........          -7.4%         N/A       N/A        N/A         11/30/98
Sovereign Bond.......          -0.6%       -0.6%      5.2%       7.6%          6/02/80
Global Bond..........           0.6%        0.6%      5.6%        N/A          4/30/96
High Yield Bond......          -8.5%         N/A       N/A        N/A         11/30/98
Money Market.........          -3.4%       -3.4%      2.7%       4.0%          5/13/82



*
**
***
*
**
***


     For the 7-day period ending December 31, 1998, the Money Market option's current yield was 3.6 % and its effective yield was 3.6 %.

     The Account will calculate current yield for each variable investment option (other than the Money Market option) according to the following formula prescribed by the SEC:
LOGO

where:   a = net investment income earned during the period by the Fund whose shares are owned by the variable investment option
         b = expenses accrued for the period (net of any reimbursements)
         c = the average daily number of accumulation units outstanding during the period
         d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

     The Account may calculate current yield and effective yield figures for the Money Market option. The current yield of the Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1


                         OTHER PERFORMANCE INFORMATION


     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

     We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

                        CALCULATION OF ANNUITY PAYMENTS


CALCULATION OF ANNUITY UNITS


     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we   THEN divide:


   the resulting value (minus any
        premium tax charge)

                 by

               $1,000
-----------------------------------

 and multiply the result by

 the applicable annuity purchase rate
 set forth in the contract and
 reflecting

 (1) the age and, possibly, sex of the
 payee and

 (2) the assumed investment rate
 (discussed below)
---------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

 the amount of the initial monthly variable annuity payment from that variable annuity option

                             BY

 the annuity unit value of that variable investment option
 as of 10 calendar days prior to the date the initial
 payment is due
----------------------------------------------------------

      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES


     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.99990575.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES


     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE


     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.004110% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES


     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES


     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $164.40 assuming a one day period. The $164.40 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00004110. By substituting in the first formula above, the net investment rate is equal to $3835.60 ($2000 + $3000 - $1000 -$164.40) divided by $4,000,000 or 0.0009589

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009589)] or $11.260788. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009589) x .99990575]
or $1.085938. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES


     John Hancock purchases and redeems Fund shares for the Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the Funds of the Trust, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES


     Here's the formula we use to determine the number of Fund shares as to which you may give instructions:

 the total value of your accumulation
 units value in a variable investment
 option

              divided by

 the net asset value of 1 share of the
 corresponding Fund
--------------------------------------


     At a shareholders' meeting, you may give instructions regarding:

 .    the election of the Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of the Trust's investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Fund by the net asset value of one share of that Fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                           December 31
                                                    -------------------------
                                                         1998          1997
                                                    --------------  -----------
                                                          (In millions)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . .   $     23,353.0   $22,986.0
Stocks:
   Preferred  . . . . . . . . . . . . . . . . . .            844.7       640.6
   Common . . . . . . . . . . . . . . . . . . . .            269.3       256.9
   Investments in affiliates  . . . . . . . . . .          1,520.3     1,442.0
                                                    --------------  ----------
                                                           2,634.3     2,339.5
Mortgage loans on real estate--Note 6 . . . . . .          8,223.7     7,851.2
Real estate:
   Company occupied . . . . . . . . . . . . . . .            372.2       375.1
   Investment properties  . . . . . . . . . . . .          1,472.1     1,893.4
                                                    --------------  ----------
                                                           1,844.3     2,268.5
Policy loans  . . . . . . . . . . . . . . . . . .          1,573.8     1,577.3
Cash items:
   Cash in banks and offices  . . . . . . . . . .            241.5       176.0
   Temporary cash investments . . . . . . . . . .          1,107.4       548.8
                                                    --------------  ----------
                                                           1,348.9       724.8
Premiums due and deferred . . . . . . . . . . . .            253.4       222.3
Investment income due and accrued . . . . . . . .            527.5       505.8
Other general account assets  . . . . . . . . . .          1,156.6       948.6
Assets held in separate accounts  . . . . . . . .         17,447.0    16,021.7
                                                    --------------  ----------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . .   $     58,362.5   $55,445.7
                                                    ==============  ==========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . .   $     19,804.8   $19,206.6
  Policyholders' and beneficiaries' funds . . . .         14,216.9    13,985.1
  Dividends payable to policyholders  . . . . . .            449.1       399.7
  Policy benefits in process of payment . . . . .            111.4       115.5
  Other policy obligations  . . . . . . . . . . .            322.6       214.8
  Asset valuation reserve--Note 1 . . . . . . . .          1,289.6     1,165.7
  Federal income and other accrued taxes--Note 1             211.5        96.9
  Other general account obligations . . . . . . .          1,109.3     1,084.5
  Obligations related to separate accounts  . . .         17,458.6    16,019.1
                                                    --------------  ----------
TOTAL OBLIGATIONS . . . . . . . . . . . . . . . .         54,973.8    52,287.9
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2 . . . . . . . . . . . . .            450.0       450.0
  Special contingency reserve for group insurance            160.0       151.8
  General contingency reserve . . . . . . . . . .          2,778.7     2,556.0
                                                    --------------  ----------
 TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . .          3,388.7     3,157.8
                                                    --------------  ----------
 TOTAL OBLIGATIONS AND POLICYHOLDERS'CONTINGENCY
 RESERVES . . . . . . . . . . . . . . . . . . . .   $     58,362.5   $55,445.7
                                                    ==============  ==========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 8,844.0     $ 7,371.6
  Net investment income--Note 4  . . . . . . . . .     2,956.2       2,856.1
  Other, net . . . . . . . . . . . . . . . . . . .       233.8         196.4
                                                     ---------    ----------
                                                      12,034.0      10,424.1
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       582.9         737.4
     Accident and health benefits  . . . . . . . .        76.9         121.4
     Annuity benefits  . . . . . . . . . . . . . .     1,612.4       1,668.2
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,712.4       6,293.1
     Matured endowments  . . . . . . . . . . . . .        20.7          21.0
                                                     ---------    ----------
                                                       9,005.3       8,841.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,106.7        (122.6)
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       290.7         278.3
     Home office and general expenses  . . . . . .       529.0         493.0
  Payroll, state premium and miscellaneous taxes .        52.0          49.9
                                                     ---------    ----------
                                                      10,983.7       9,539.7
                                                     ---------    ----------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS (LOSSES) . . .     1,050.3         884.4
Dividends to policyholders . . . . . . . . . . . .       446.0         398.2
Federal income tax (credit) expense--Note 1  . . .        (2.8)         18.9
                                                     ---------    ----------
                                                         448.8         417.1
                                                     ---------    ----------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS (LOSSES)  . . . . . . . . .       607.1         467.3
Net realized capital gains (losses)--Note 5  . . .         0.7         (89.8)
                                                     ---------    ----------
        NET INCOME . . . . . . . . . . . . . . . .       607.8         377.5
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital (losses) gains and other
    adjustments--Note 5  . . . . . . . . . . . . .   $  (214.5)    $    58.6
  Valuation reserve changes--Note 1  . . . . . . .         0.0           1.4
  Prior years' federal income taxes  . . . . . . .       (25.5)        (35.6)
  Other reserves and adjustments, net  . . . . . .      (136.9)       (100.2)
                                                     ---------    ----------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       230.9         301.7
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     3,157.8       2,856.1
                                                     ---------    ----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR   $ 3,388.7     $ 3,157.8
                                                     =========    ==========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits . . . . . . . . . . . . . . . . . . .   $  8,945.5    $  7,518.8
  Net investment income  . . . . . . . . . . . . .      2,952.8       2,988.7
  Benefits to policyholders and beneficiaries  . .     (9,190.4)     (9,030.3)
  Dividends paid to policyholders  . . . . . . . .       (396.6)       (394.0)
  Insurance expenses and taxes . . . . . . . . . .       (874.4)       (828.6)
  Net transfers from separate accounts . . . . . .        131.1         832.7
  Other, net . . . . . . . . . . . . . . . . . . .       (181.7)       (720.9)
                                                     ----------   -----------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      1,386.3         366.4
                                                     ----------   -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .    (12,403.6)    (18,003.6)
  Bond sales . . . . . . . . . . . . . . . . . . .      8,447.8      13,541.1
  Bond maturities and scheduled redemptions  . . .      2,537.7       2,927.6
  Bond prepayments . . . . . . . . . . . . . . . .      1,202.7       1,096.3
  Stock purchases  . . . . . . . . . . . . . . . .       (623.2)     (1,125.7)
  Proceeds from stock sales  . . . . . . . . . . .        378.4         921.7
  Real estate purchases  . . . . . . . . . . . . .       (147.6)       (243.0)
  Real estate sales  . . . . . . . . . . . . . . .        630.5         444.5
  Other invested assets purchases  . . . . . . . .       (185.3)       (171.1)
  Proceeds from the sale of other invested assets         120.5         109.3
  Mortgage loans issued  . . . . . . . . . . . . .     (1,978.5)     (1,165.8)
  Mortgage loan repayments . . . . . . . . . . . .      1,575.6       1,176.9
  Other, net . . . . . . . . . . . . . . . . . . .        (38.6)       (333.8)
                                                     ----------   -----------
     NET CASH USED IN INVESTING ACTIVITIES . . . .       (483.6)       (825.6)
                                                     ----------   -----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable  . . . .        (75.0)        (16.4)
  Repayment of REMIC notes payable . . . . . . . .       (203.6)       (216.3)
                                                     ----------   -----------
     NET CASH USED IN FINANCING ACTIVITIES . . . .       (278.6)       (232.7)
                                                     ----------   -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .        624.1        (691.9)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .        724.8       1,416.7
                                                     ----------   -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR   $  1,348.9    $    724.8
                                                     ==========   ===========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three business units: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The gain from operations was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $533.8 million were sold in 1998, and an additional $1.1 billion of real estate is expected to be sold in 1999. Net gains on the properties sold in 1998 amounted to $64.3 million. Those properties to be sold subsequent to December 31, 1998 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $370.0 million and $470.5 million at December 31, 1998 and 1997, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. During 1998, in connection with the Company's plans to dispose of certain real estate holdings, additional contributions were recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $111.3 million. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $34.9 million, amounted to $261.6 million which is included in other policy obligations. The corresponding 1997 amounts were $25.2 million and $165.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $31.4 million in 1998 and $30.0 million in 1997 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $20.1 million in 1998 and $21.8 million in 1997.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1998     December 31, 1997
                                   --------------------  --------------------
                                   Statement    Fair     Statement     Fair
                                     Value      Value      Value       Value
                                   ---------  ---------  ---------  -----------
                                                 (In millions)
Guaranteed investment contracts    $12,666.9  $12,599.7  $11,499.4   $11,516.8
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,375.0    4,412.2    4,289.1     4,290.4
Supplementary contracts without
 life contingencies  . . . . . .        42.7       44.7       40.9        42.1
                                   ---------  ---------  ---------  ----------
                                   $17,084.6  $17,056.6  $15,829.4   $15,849.3
                                   =========  =========  =========  ==========



Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $74.9 million in 1998 and $146.4 million in 1997.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1998 and 1997.

NOTE 3--BORROWED MONEY

At December 31, 1998, the Company had a $500 million syndicated line of credit. There are 26 banks that are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1998, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.06% and 5.72%, respectively, at December 31, 1998 and 1997. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes were fully repaid on June 25, 1998. The outstanding balances of the notes totaled $42.6 million at December 31, 1997 and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes were fully repaid on December 28, 1998. The outstanding balances of the notes totaled $161.0 million at December 31, 1997 and are included in other general account obligations.

At December 31, 1997, the Company had a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $6.6 million and $21.2 million during 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                                1998     1997
                                                               ------  --------
                                                               (In millions)
Investment expenses  . . . . . . . . . . . . . . . . . . . .   $317.5   $339.6
Interest expense . . . . . . . . . . . . . . . . . . . . . .     44.3     57.9
Depreciation on real estate and other invested assets  . . .     41.6     76.6
Real estate and other investment taxes . . . . . . . . . . .     60.1     61.5
                                                               ------  -------
                                                               $463.5   $535.6
                                                               ======  =======



NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                              1998      1997
                                                            --------  ---------
                                                             (In millions)
Net gains from asset sales and foreclosures . . . . . . .   $ 303.3    $ 63.4
Capital gains tax . . . . . . . . . . . . . . . . . . . .    (171.7)    (84.1)
Net capital gains transferred to the IMR  . . . . . . . .    (130.9)    (69.1)
                                                            -------   -------
  Net Realized Capital Gains (Losses) . . . . . . . . . .   $   0.7    $(89.8)
                                                            =======   =======



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                            1998        1997
                                                           --------  ----------
                                                             (In millions)
Net (losses) gains from changes in security values and
 book value adjustments  . . . . . . . . . . . . . . . .   $ (90.6)   $ 159.5
Increase in asset valuation reserve  . . . . . . . . . .    (123.9)    (100.9)
                                                           -------    -------
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments. . . . . . . . . . . . . . . . . . . . .   $(214.5)   $  58.6
                                                           =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1998           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   123.3   $    5.9     $  0.0     $   129.2
Obligations of states and
 political subdivisions . . .        86.4        9.9        0.0          96.3
Debt securities issued by
 foreign governments  . . . .       264.5       29.4        8.2         285.7
Corporate securities  . . . .    18,155.4    1,567.7      294.4      19,428.7
Mortgage-backed securities  .     4,723.4      181.2        5.2       4,899.4
                                ---------  ----------    ------    ----------
  Total bonds . . . . . . . .   $23,353.0   $1,794.1     $307.8     $24,839.3
                                =========  ==========    ======    ==========




          December 31, 1997
          -----------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . . . .   $   258.9  $    9.3  $  0.0   $   268.2
Obligations of states and political
 subdivisions. . . . . . . . . . .         149.6      16.3     0.0       165.9
Debt securities issued by foreign
 governments. . . . . . . . . . . .        259.7      53.2     0.1       312.8
Corporate securities . . . . . . . .    17,336.1   1,485.9   113.4    18,708.6
Mortgage-backed securities . . . . .     4,981.7     115.9    28.3     5,069.3
                                       ---------  --------  ------  ----------
  Total bonds. . . . . . . . . . .     $22,986.0  $1,680.6  $141.8   $24,524.8
                                       =========  ========  ======  ==========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value       Value
                                                          ---------  -----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $ 1,569.1   $ 1,622.2
Due after one year through five years . . . . . . . . .     5,597.3     5,922.5
Due after five years through ten years  . . . . . . . .     5,335.6     5,666.5
Due after ten years . . . . . . . . . . . . . . . . . .     6,127.6     6,728.7
                                                          ---------  ----------
                                                           18,629.6    19,939.9
Mortgage-backed securities  . . . . . . . . . . . . . .     4,723.4     4,899.4
                                                          ---------  ----------
                                                          $23,353.0   $24,839.3
                                                          =========  ==========



Gross gains of $126.4 million in 1998 and $61.5 million in 1997 and gross losses of $62.3 million in 1998 and $86.6 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $18.9 million were on deposit with state insurance departments to satisfy regulatory requirements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The cost of common stocks was $258.4 million and $148.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $64.9 million, and gross unrealized depreciation totaled $54.0 million. The fair value of preferred stock totaled $832.4 million at December 31, 1998 and $695.8 million at December 31, 1997.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $421.5 million and $217.0 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $56.4 million, bonds with amortized cost of $105.1 million and real estate with depreciated cost of $14.6 million were non-income producing for the twelve months ended December 31, 1998.

Restructured commercial mortgage loans aggregated $230.5 million and $314.3 million as of December 31, 1998 and 1997, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                   Year ended December 31
                                               ------------------------------
                                                        1998             1997
                                               -----------------------  -------
                                                       (In millions)
Expected . . . . . . . . . . . . . . . . . .   $                  22.5   $33.8
Actual . . . . . . . . . . . . . . . . . . .                      11.6    24.9



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                           Statement          Geographic           Statement
     Property Type           Value          Concentration            Value
    --------------       -------------      -------------       ---------------
                         (In millions)                           (In millions)
Apartments . . . . . .     $1,722.7     East North Central  .      $1,164.3
Hotels . . . . . . . .        283.2     East South Central  .         137.1
Industrial . . . . . .        894.9     Middle Atlantic . . .       1,408.5
Office buildings . . .      2,094.0     Mountain  . . . . . .         345.0
Retail . . . . . . . .      1,589.6     New England . . . . .         791.1
1-4 Family . . . . . .          6.4     Pacific . . . . . . .       1,848.7
Agricultural . . . . .      1,298.3     South Atlantic  . . .       1,531.3
Other  . . . . . . . .        334.6     West North Central  .         287.5
                                        West South Central  .         602.2
                                        Other . . . . . . . .         108.0
                         -------------                          -------------
                           $8,223.7                                $8,223.7
                         =============                          =============

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

At December 31, 1998, the fair values of the commercial and agricultural mortgage loan portfolios were $7.3 billion and $1.3 billion, respectively. The corresponding amounts as of December 31, 1997 were approximately $6.7 billion and $1.5 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.68% and 6.82% for agricultural loans, 9.25% and 6.73% for other properties, and 7.5% and 6.65% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively. The corresponding amounts in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively. The corresponding amounts in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $458.2 million, $481.2 million, and $238.6 million, respectively, at December 31, 1998. The corresponding amounts in 1997 were $487.4 million, $503.3 million, and $247.9 million, respectively.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                                             December 31
                                                            --------------
                                                             1998     1997
                                                            ------  --------
                                                            (In millions)
     Reinsurance recoverables . . . . . . . . . . . . . .   $18.6    $12.5
     Funds withheld from reinsurers . . . . . . . . . . .    49.5     35.1



The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $251.1 million at December 31, 1998 and $236.3 million at December 31, 1997.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $12.7 million in 1998 and received a net cash payment of $1.1 million in 1997 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $1.0 million and transferred $2.4 million of cash for mortality claims to Variable Life, which increased by $0.5 million and decreased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $92.6 million in 1998 and $89.7 million in 1997.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.1 million and $6.2 million in 1998 and 1997, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company has funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is approximately zero. As of December 31, 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The changes in benefit obligation and plan assets are summarized as follows:


                                      Year ended December 31
                            -------------------------------------------
                               Pension Benefits        Other Benefits
                            -----------------------   -----------------
                               1998         1997       1998      1997
                            -----------  -----------  --------  --------
                                           (In millions)
Change in benefit
 obligation:
Benefit obligation at
 beginning of year  . . .    $1,704.0     $1,582.3    $ 381.0   $ 400.5
Service cost  . . . . . .        32.8         30.7        6.8       8.5
Interest cost . . . . . .       115.5        109.3       24.4      25.5
Actuarial loss/(gain) . .        55.5         77.5      (16.8)    (22.2)
Benefits paid . . . . . .       (99.4)       (95.8)     (28.5)    (31.3)
Benefit obligation at end
 of year  . . . . . . . .     1,808.4      1,704.0      366.9     381.0


Change in plan assets:
Fair value of plan assets
 at beginning of year . .     1,995.5      1,787.6      172.7     132.4
Actual return of plan
 assets . . . . . . . . .       296.1        295.5       39.9      31.0
Employer contribution . .        10.0          8.2        2.6       9.3
Benefits paid . . . . . .       (99.4)       (95.8)       0.0       0.0
Fair value of plan assets
 at end of year . . . . .     2,202.2      1,995.5      215.2     172.7

Funded status . . . . . .       393.8        291.5     (151.7)   (208.3)
Unrecognized actuarial
 loss . . . . . . . . . .      (292.0)      (219.6)    (163.0)   (127.1)
Unrecognized prior service
 cost . . . . . . . . . .        23.1         29.6       17.8      19.7
Unrecognized net
 transition (asset)
 obligation . . . . . . .       (23.9)       (35.5)     294.3     315.2
                            ---------    ---------    -------   -------
Net amount recognized . .    $  101.0     $   66.0    $  (2.6)  $  (0.5)
                            =========    =========    =======   =======



The assumptions used in accounting for the benefit plans were as follows:


                                        Year ended December 31
                              ----------------------------------------
                                  Pension Benefits       Other Benefits
                              -----------------------   ---------------
                                 1998         1997       1998     1997
                              -----------  -----------  -------  -------
Discount rate . . . . . . .      6.75%        7.00%      6.75%    7.00%
Expected return on plan
 assets . . . . . . . . . .      8.50%        8.50%      8.50%    8.50%
Rate of compensation
 increase . . . . . . . . .      4.56%        4.77%      4.00%    4.00%



For measurement purposes, a 5.75 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.00 percent in 2001 and remain at that level thereafter.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Net periodic benefit (credit) cost includes the following components:


                                             Year Ended December 31
                                   -----------------------------------------
                                      Pension Benefits       Other Benefits
                                   ------------------------  ---------------
                                      1998         1997       1998      1997
                                   -----------  -----------  -------  ---------
                                                 (in millions)
Service cost . . . . . . . . . .    $  32.7      $  30.7     $  6.8    $  8.5
Interest cost  . . . . . . . . .      115.5        109.3       24.4      25.5
Expected return on plan assets .     (165.5)      (147.9)     (39.9)    (31.0)
Amortization of transition
 (asset) obligation  . . . . . .      (11.6)       (11.7)      20.9      20.9
Amortization of prior service
 cost. . . . . . . . . . . . . .        6.5          6.6        1.9       1.9
Recognized actuarial (gain) loss       (2.6)        (1.0)      19.0      15.0
                                   --------     --------     ------   -------
   Net periodic benefit (credit)
    cost . . . . . . . . . . . .    $ (25.0)     $ (14.0)    $ 33.1    $ 40.8
                                   ========     ========     ======   =======



Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                  1-Percentage Point  1-Percentage Point
                                       Increase            Decrease
                                  ------------------  ------------------
                                              (In millions)
Effect on total of service and
 interest costs . . . . . . . .         $ 2.9              $ (2.5)
Effect on postretirement benefit
 obligations. . . . . . . . . .          28.7               (25.9)


NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated majority-owned affiliates amounted to $13.8 billion at December 31, 1998 and $12.4 billion at December 31, 1997; total liabilities amounted to $12.5 billion at December 31, 1998 and $11.1 billion at December 31, 1997; and total net income was $148.5 million in 1998 and $184.8 million in 1997.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $62.2 million and $65.9 million in 1998 and 1997, respectively, from unconsolidated affiliates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                         Number of Contracts/             Assets (Liabilities)
                           Notional Amounts              1998                 1997
                        ---------------------   ---------------------   ----------------
                                                 Carrying     Fair      Carrying   Fair
                           1998        1997       Value       Value      Value    Value
                        ----------  ----------  ----------  ----------  --------  -------
                                                 ($ In millions)
Futures contracts to
 sell securities  . .      11,286       3,733     $(3.1)     $  (3.1)   $ (2.5)   $ (2.5)
Futures contracts to
 acquire securities .       1,464       1,359      (0.3)        (0.3)      1.2       1.2
Interest rate swap
 agreements . . . . .    $7,684.0    $7,254.7        --       (159.1)       --     (58.3)
Interest rate cap
 agreements . . . . .       115.0       115.0       0.4          0.4       0.6       0.6
Interest rate floor
 agreements . . . . .       125.0       125.0       0.7          0.7       0.4       0.4
Interest rate swaption
 agreements . . . . .         0.0        34.2        --          0.0        --       0.0
Currency rate swap
 agreements . . . . .     2,881.5       221.5        --         16.2        --      (9.7)
Equity collar
 agreements . . . . .          --          --      28.6         28.6     (14.1)    (14.1)



Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 1999.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 1999 to 2028. The interest rate cap and floor agreements expire in 2000 to 2007. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 1999 to 2018. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $26.2 million in 1998 and $27.4 million in 1997. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                             December 31, 1998
                                                            -------------------
                                                               (In millions)
1999. . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.0
2000. . . . . . . . . . . . . . . . . . . . . . . . . . .           16.5
2001. . . . . . . . . . . . . . . . . . . . . . . . . . .           13.5
2002. . . . . . . . . . . . . . . . . . . . . . . . . . .           10.0
2003. . . . . . . . . . . . . . . . . . . . . . . . . . .            5.9
Thereafter. . . . . . . . . . . . . . . . . . . . . . . .            7.5
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $72.4
                                                                   =====



NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
   With market value adjustment  . . . . . . . .      $   792.0          2.0%
   At book value less surrender charge . . . . .        2,773.8          7.1
                                                      ---------        -----
      Total with adjustment  . . . . . . . . . .        3,565.8          9.1
   Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .        3,782.8          9.8
   Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .       14,809.7         38.1
Not subject to discretionary withdrawal:
   General account . . . . . . . . . . . . . . .       15,375.2         39.6
   Separate accounts . . . . . . . . . . . . . .        1,301.5          3.4
                                                      ---------        -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .       38,835.0        100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .           (0.1)
                                                      ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .      $38,834.9
                                                      =========



Any liquidation costs associated with the $14.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $329.1 million, $72.0 million, $214.1 million and $471.4 million, respectively, at December 31, 1998. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.1 billion at December 31, 1998. The majority of these commitments expire in 1999.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1998, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $602.8 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1998 and 1997 amounted to $4.6 million and $4.1 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1998, the aggregate outstanding principal balance of the pools of loans was $445.8 million. There were no mortgage loans buy-backs in 1998 and 1997.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1998 were $411.7 million for short-term borrowings and $173.4 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                            December 31
                          ---------------------------------------------
                                   1998                    1997
                          ---------------------   ---------------------
                           Carrying     Fair       Carrying     Fair
                            Amount      Value       Amount      Value
                          ----------  ----------  ----------  ----------
                                          (In millions)
Assets
   Bonds--Note 6  . . .   $23,353.0   $24,839.3   $22,986.0   $24,524.8
   Preferred
    stocks--Note 6  . .       844.7       832.4       640.6       695.8
   Common stocks--Note 6      269.3       269.3       256.9       256.9
   Mortgage loans on
    real estate--Note 6     8,223.7     8,619.7     7,851.2     8,215.9
   Policy loans--Note 1     1,573.8     1,573.8     1,577.3     1,577.3
   Cash and cash
    equivalents--Note 1     1,348.9     1,348.9       724.8       724.8
Liabilities
   Guaranteed investment
    contracts--Note 1 .    12,666.9    12,599.7    11,499.4    11,516.8
   Fixed rate deferred
    and immediate
    annuities--Note 1 .     4,375.0     4,412.2     4,289.1     4,290.4
   Supplementary
    contracts without
    life contingencies--
    Note 1  . . . . . .        42.7        44.7        40.9        42.1
Derivatives assets
 (liabilities) relating
 to:--Note 10
Futures contracts . . .        (3.4)       (3.4)       (1.3)       (1.3)
Interest rate swaps . .          --      (159.1)         --       (58.3)
Currency rate swaps . .          --        16.2          --        (9.7)
Interest rate caps  . .         0.4         0.4         0.6         0.6
Interest rate floors  .         0.7         0.7         0.4         0.4
Equity collar agreements       28.6        28.6       (14.1)      (14.1)
Commitments--Note 13  .          --     1,114.2          --     1,332.3



The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)

The Company is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Many of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

The Company began to address the Year 2000 project as early as 1994. The Company's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, The Company has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, the Company has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to the Company, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

The Company's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that the Company's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has thousands of individual and business customers that hold insurance policies, annuities and other financial products of the company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

The Company's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing the Company's readiness as well as that of material business partners on whom the Company depends. The Company's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that the Company has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Contractowners
John Hancock Variable Annuity Account V of John Hancock Mutual Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account V at December 31, 1998, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                         LARGE CAP    SOVEREIGN   INTERNATIONAL    SMALL CAP
                          GROWTH        BOND      EQUITY INDEX       GROWTH
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        -----------  -----------  -------------  --------------
                                     ------------------------------------------
ASSETS
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $96,309,476  $73,928,330   $12,369,046    $  7,347,163
Receivable from John
 Hancock Variable
 Series Trust I . . .        72,288       43,457         5,846           1,968
                        -----------  -----------   -----------    ------------
Total assets  . . . .    96,381,764   73,971,787    12,374,892       7,349,131

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        68,574       40,698         5,371           1,682
Asset charges payable         3,714        2,759           475             286
                        -----------  -----------   -----------    ------------
Total liabilities . .        72,288       43,457         5,846           1,968
                        -----------  -----------   -----------    ------------
Net assets  . . . . .   $96,309,476  $73,928,330   $12,369,046    $  7,347,163
                        ===========  ===========   ===========    ============




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ---------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    $1,563,641    $11,497,190  $15,032,658   $26,334,338
Receivable from John
 Hancock Variable
 Series Trust I  . . .            63        202,888        1,908       246,547
                          ----------    -----------  -----------   -----------
Total assets . . . . .     1,563,704     11,700,078   15,034,566    26,580,885

LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company . .            --        202,448        1,299       245,530
Asset charges payable             63            440          609         1,017
                          ----------    -----------  -----------   -----------
Total liabilities  . .            63        202,888        1,908       246,547
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $1,563,641    $11,497,190  $15,032,658   $26,334,338
                          ==========    ===========  ===========   ===========




                                       DIVERSIFIED
                            MID CAP      MID CAP    REAL ESTATE     GROWTH &
                              VALUE      GROWTH       EQUITY         INCOME
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------  -----------  -----------  --------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .   $9,185,260  $31,504,803  $11,108,707   $296,335,617
Receivable from John
 Hancock Variable Series
 Trust I . . . . . . . .          617       20,843        1,488         62,302
                           ----------  -----------  -----------   ------------
Total assets . . . . . .    9,185,877   31,525,646   11,110,195    296,397,919

LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .          256       19,608        1,073         51,104
Asset charges payable  .          361        1,235          415         11,198
                           ----------  -----------  -----------   ------------
Total liabilities  . . .          617       20,843        1,488         62,302
                           ----------  -----------  -----------   ------------
Net assets . . . . . . .   $9,185,260  $31,504,803  $11,108,707   $296,335,617
                           ==========  ===========  ===========   ============



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 1998


                                       SHORT-TERM   SMALL CAP    INTERNATIONAL
                           MANAGED        BOND        VALUE      OPPORTUNITIES
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         ------------  -----------  ----------  ---------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .   $452,438,507  $10,878,712  $5,503,236    $3,689,955
Receivable from John
 Hancock Variable
 Series Trust I  . . .        467,185        1,288         226         1,749
                         ------------  -----------  ----------    ----------
Total assets . . . . .    452,905,692   10,880,000   5,503,462     3,691,704

LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company . .        450,540          849          10         1,601
Asset charges payable          16,645          440         215           148
                         ------------  -----------  ----------    ----------
Total liabilities  . .        467,185        1,289         225         1,749
                         ------------  -----------  ----------    ----------
Net assets . . . . . .   $452,438,507  $10,878,711  $5,503,237    $3,689,955
                         ============  ===========  ==========    ==========




                                                        EMERGING
                                EQUITY     STRATEGIC    MARKETS       GLOBAL
                                 INDEX        BOND       EQUITY       EQUITY
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                              -----------  ----------  ----------  ------------
ASSETS
Investment in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value. . . . . . . . . . .   $22,359,568  $6,250,520      $--          $--
Receivable from John Hancock
 Variable Series Trust I  .        19,441       1,150       --           --
                              -----------  ----------      --           --
Total assets  . . . . . . .    22,379,009   6,251,670       --           --

LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . . . .        18,544         897       --           --
Asset charges payable . . .           897         253       --           --
                              -----------  ----------      --           --
Total liabilities . . . . .        19,441       1,150       --           --
                              -----------  ----------      --           --
Net assets  . . . . . . . .   $22,359,568  $6,250,520      $--          $--
                              ===========  ==========      ==           ==




                                                         SMALL/
                                              BOND      MID CAP
                                             INDEX        CORE      HIGH-YIELD
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ------------
ASSETS
Investment in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    $49,918     $24,130      $61,549
Receivable from John Hancock Variable
 Series Trust I  . . . . . . . . . . . .          2           1            2
                                            -------     -------      -------
Total assets . . . . . . . . . . . . . .     49,920      24,131       61,551

LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company . . . . . . . . . . .         --          --           --
Asset charges payable  . . . . . . . . .          2           1            2
                                            -------     -------      -------
Total liabilities  . . . . . . . . . . .          2           1            2
                                            -------     -------      -------
Net assets . . . . . . . . . . . . . . .    $49,918     $24,130      $61,549
                                            =======     =======      =======



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998


                                                   INTERNATIONAL
                         LARGE CAP    SOVEREIGN       EQUITY         SMALL CAP
                          GROWTH        BOND           INDEX          GROWTH
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                        -----------  ------------  -------------  ----------------
Investment income:
 Distributions
  received from the
  portfolios of John
  Hancock Variable
  Series Trust I  . .   $ 9,410,599  $ 5,732,888    $ 1,900,740    $          --
Expenses:
 Mortality and expense
  risks . . . . . . .     1,106,855      936,534        161,941           91,832
                        -----------  -----------    -----------    -------------
Net investment income
 (loss) . . . . . . .     8,303,744    4,796,354      1,738,799          (91,832)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     2,641,689      783,459        145,144           59,755
 Net unrealized
  appreciation
  (depreciation)
  during the year . .    14,128,485   (1,057,657)       155,009          776,490
                        -----------  -----------    -----------    -------------
Net realized and
 unrealized gain
 (loss) on investments   16,770,174     (274,198)       300,153          836,245
                        -----------  -----------    -----------    -------------
Net increase in net
 assets resulting from
 operations . . . . .   $25,073,918  $ 4,522,156    $ 2,038,952    $     744,413
                        ===========  ===========    ===========    =============




                            INTERNATIONAL   MID CAP    LARGE CAP      MONEY
                              BALANCED       GROWTH      VALUE        MARKET
                             SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                            -------------  ----------  ----------  ------------
Investment income:
 Distributions received
  from the portfolios of
  John Hancock Variable
  Series Trust I  . . . .     $101,468     $1,000,709   $790,546    $1,261,267
Expenses:
 Mortality and expense
  risks . . . . . . . . .       19,923        118,568    192,234       332,194
                              --------     ----------   --------    ----------
Net investment income . .       81,545        882,141    598,312       929,073
Net realized and
 unrealized gain on
 investments:
 Net realized gain  . . .       14,695        239,284    264,947            --
 Net unrealized
  appreciation during the
  year. . . . . . . . . .      111,726      1,681,410     66,958            --
                              --------     ----------   --------    ----------
Net realized and
 unrealized gain on
 investments. . . . . . .      126,421      1,920,694    331,905            --
                              --------     ----------   --------    ----------
Net increase in net assets
 resulting from operations    $207,966     $2,802,835   $930,217    $  929,073
                              ========     ==========   ========    ==========




                                       DIVERSIFIED
                           MID CAP       MID CAP    REAL ESTATE     GROWTH &
                            VALUE        GROWTH        EQUITY        INCOME
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                         ------------  -----------  ------------  -------------
Investment income:
 Distributions received
  from the portfolios
  of John Hancock
  Variable Series Trust
  I. . . . . . . . . .   $    84,099   $  598,259   $   796,323    $29,098,066
Expenses:
 Mortality and expense
  risks. . . . . . . .       143,641      475,676       187,276      3,534,157
                         -----------   ----------   -----------    -----------
Net investment income
 (loss). . . . . . . .       (59,542)     122,583       609,047     25,563,909
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain . .       269,604      762,758       586,891      6,654,245
 Net unrealized
  appreciation
  (depreciation) during
  the year . . . . . .    (1,711,574)     276,626    (3,962,661)    31,701,599
                         -----------   ----------   -----------    -----------
Net realized and
 unrealized gain (loss)
 on investments  . . .    (1,441,970)   1,039,384    (3,375,770)    38,355,844
                         -----------   ----------   -----------    -----------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .   $(1,501,512)  $1,161,967   $(2,766,723)   $63,919,753
                         ===========   ==========   ===========    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                          YEAR ENDED DECEMBER 31, 1998


                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                             MANAGED       BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
Investment income:
 Distributions received
  from the portfolios of
  John Hancock Variable
  Series Trust I . . . .   $43,241,945  $595,622    $  34,759      $ 29,725
Expenses:
 Mortality and expense
  risks. . . . . . . . .     5,689,219   146,140       82,649        50,473
                           -----------  --------    ---------      --------
Net investment income
 (loss). . . . . . . . .    37,552,726   449,482      (47,890)      (20,748)
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain . . .    10,623,894    14,586      150,814        75,574
 Net unrealized
  appreciation
  (depreciation) during
  the year . . . . . . .    24,957,669   (48,706)    (589,688)      368,629
                           -----------  --------    ---------      --------
Net realized and
 unrealized gain (loss)
 on investments  . . . .    35,581,563   (34,120)    (438,874)      444,203
                           -----------  --------    ---------      --------
Net increase (decrease)
 in net assets resulting
 from operations . . . .   $73,134,289  $415,362    $(486,764)     $423,455
                           ===========  ========    =========      ========




                                                      EMERGING
                               EQUITY    STRATEGIC     MARKETS       GLOBAL
                               INDEX        BOND       EQUITY        EQUITY
                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT*   SUBACCOUNT*
                             ----------  ----------  -----------  -------------
Investment income:
 Distributions received
  from the portfolios of
  John Hancock Variable
  Series Trust I . . . . .   $  612,687   $269,594       $--           $--
Expenses:
 Mortality and expense
  risks. . . . . . . . . .      249,764     67,279        --            --
                             ----------   --------       --            --
Net investment income  . .      362,923    202,315
Net realized and unrealized
 gain on investments:
 Net realized gain . . . .      845,260     37,391        --            --
 Net unrealized
  appreciation during the
  year . . . . . . . . . .    2,664,448     87,433        --            --
                             ----------   --------       --            --
Net realized and unrealized
 gain on investments . . .    3,509,708    124,824        --            --
                             ----------   --------       --            --
Net increase in net assets
 resulting from operations   $3,872,631   $327,139       $--           $--
                             ==========   ========       ==            ==




                                                       SMALL/
                                           BOND        MID CAP
                                           INDEX        CORE       HIGH-YIELD
                                        SUBACCOUNT*  SUBACCOUNT*   SUBACCOUNT*
                                        -----------  -----------  -------------
Investment income:
 Distributions received from the
  portfolios of John Hancock Variable
  Series Trust I  . . . . . . . . . .     $ 735        $   --        $ 423
Expenses:
 Mortality and expense risks  . . . .        36            16           46
                                          -----        ------        -----
Net investment income (loss)  . . . .       699           (16)         377
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain  . . . . . . . . .        --            --           --
 Net unrealized appreciation
  (depreciation) during the year  . .      (732)        1,408         (357)
                                          -----        ------        -----
Net realized and unrealized gain
 (loss) on investments  . . . . . . .      (732)        1,408         (357)
                                          -----        ------        -----
Net increase (decrease) in net assets
 resulting from operations  . . . . .     $ (33)       $1,392        $  20
                                          =====        ======        =====



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                    LARGE CAP                     SOVEREIGN                  INTERNATIONAL
                                                      GROWTH                        BOND                     EQUITY INDEX
                                                    SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                            --------------------------   ---------------------------   -------------------------
                                                1998          1997           1998           1997          1998           1997
                                            -------------  ------------  -------------  -------------  ------------  --------------
Increase (decrease) in net assets:
 From operations:
  Net investment income . . . . . . . . .   $  8,303,744   $ 5,146,949   $  4,796,354   $  4,184,434   $ 1,738,799    $   388,429
  Net realized gains  . . . . . . . . . .      2,641,689     1,291,499        783,459        514,719       145,144        158,616
Net unrealized appreciation (depreciation)
 during the period  . . . . . . . . . . .     14,128,485     7,278,480     (1,057,657)       679,637       155,009     (1,372,343)
                                            ------------   -----------   ------------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .     25,073,918    13,716,928      4,522,156      5,378,790     2,038,952       (825,298)
From contractowner transactions:
 Net premiums from contractowners . . . .     17,001,606    16,139,943     18,017,845      9,129,234     1,729,481      2,857,788
 Net benefits to contractowners . . . . .    (11,554,786)   (7,139,613)   (14,635,884)   (12,119,596)   (2,485,008)    (3,074,937)
                                            ------------   -----------   ------------   ------------   -----------    -----------
Net increase (decrease) in net assets from
 contractowner transactions . . . . . . .      5,446,820     9,000,330      3,382,001     (2,990,362)     (755,527)      (217,149)
                                            ------------   -----------   ------------   ------------   -----------    -----------
Net increase (decrease) in net assets . .     30,520,738    22,717,258      7,904,157      2,388,428     1,283,425     (1,042,447)
Net assets at beginning of period . . . .     65,788,738    43,071,480     66,024,173     63,635,745    11,085,621     12,128,068
                                            ------------   -----------   ------------   ------------   -----------    -----------
Net assets at end of period . . . . . . .   $ 96,309,476   $65,788,738   $ 73,928,330   $ 66,024,173   $12,369,046    $11,085,621
                                            ============   ===========   ============   ============   ===========    ===========




                                                         SMALL CAP                INTERNATIONAL                 MID CAP
                                                          GROWTH                    BALANCED                    GROWTH
                                                        SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                                                 -------------------------   -----------------------   -------------------------
                                                    1998          1997          1998         1997         1998           1997
                                                 ------------  ------------  -----------  -----------  ------------  --------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss) . . . . . . . .   $   (91,832)  $   (61,307)  $   81,545   $   43,725   $   882,141    $   (67,090)
  Net realized gains . . . . . . . . . . . . .        59,755        43,117       14,695       14,962       239,284         32,384
Net unrealized appreciation (depreciation)
 during the period . . . . . . . . . . . . . .       776,490       503,431      111,726      (51,498)    1,681,410        818,415
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . . . .       744,413       485,241      207,966        7,189     2,802,835        783,709
From contractowner transactions:
 Net premiums from contractowners  . . . . . .     2,192,048     4,274,222      447,328      709,717     3,735,799      3,495,070
 Net benefits to contractowners  . . . . . . .    (1,795,362)   (1,206,158)    (247,411)    (182,703)   (1,474,700)    (1,177,188)
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets from contractowner
 transactions. . . . . . . . . . . . . . . . .       396,685     3,068,064      199,917      527,014     2,261,099      2,317,882
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets . . . . . . . . . .     1,141,098     3,553,305      407,883      534,203     5,063,934      3,101,591
Net assets at beginning of period  . . . . . .     6,206,065     2,652,760    1,155,758      621,255     6,433,256      3,331,665
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net assets at end of period  . . . . . . . . .   $ 7,347,163   $ 6,206,065   $1,563,641   $1,155,758   $11,497,190    $ 6,433,256
                                                 ===========   ===========   ==========   ==========   ===========    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                LARGE CAP VALUE               MONEY MARKET                  MID CAP VALUE
                                                  SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                           -------------------------   ---------------------------   ---------------------------
                                              1998          1997           1998           1997           1998            1997
                                           ------------  ------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss) . . . . .   $   598,312   $   323,404   $    929,073   $  1,023,296   $    (59,542)   $    560,254
  Net realized gains . . . . . . . . . .       264,947       154,133             --             --        269,604          90,441
  Net unrealized appreciation
   (depreciation) during the period  . .        66,958     1,088,057             --             --     (1,711,574)        187,079
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .       930,217     1,565,594        929,073      1,023,296     (1,501,512)        837,774
From contractowner transactions:
 Net premiums from contractowners  . . .     5,378,807     6,570,928     27,289,491     28,918,004      4,717,198       6,966,453
 Net benefits to contractowners  . . . .    (1,533,709)   (1,102,978)   (25,630,362)   (32,942,480)    (2,637,290)       (619,978)
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 from contractowner transactions . . . .     3,845,098     5,467,950      1,659,129     (4,024,476)     2,079,908       6,346,475
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets  .     4,775,315     7,033,544      2,588,202     (3,001,180)       578,396       7,184,249
Net assets at beginning of period  . . .    10,257,343     3,223,799     23,746,136     26,747,316      8,606,864       1,422,615
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . . .   $15,032,658   $10,257,343   $ 26,334,338   $ 23,746,136   $  9,185,260    $  8,606,864
                                           ===========   ===========   ============   ============   ============    ============




                                                    DIVERSIFIED
                                                  MID CAP GROWTH            REAL ESTATE EQUITY             GROWTH & INCOME
                                                    SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                             -------------------------   -------------------------   ---------------------------
                                                1998          1997          1998          1997           1998            1997
                                             ------------  ------------  ------------  ------------  -------------  ---------------
Increase (decrease) in net assets:
 From operations:
  Net investment income  . . . . . . . . .   $   122,583   $ 2,955,451   $   609,047   $   925,499   $ 25,563,909    $ 25,604,102
  Net realized gains . . . . . . . . . . .       762,758     1,126,199       586,891       487,843      6,654,245       2,376,560
  Net unrealized appreciation
   (depreciation) during the period  . . .       276,626    (3,364,862)   (3,962,661)      700,267     31,701,599      18,872,400
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .     1,161,967       716,788    (2,766,723)    2,113,609     63,919,753      46,853,062
From contractowner transactions:
 Net premiums from contractowners  . . . .     2,472,444    10,052,617     1,760,010     6,692,536     40,928,905      41,759,743
 Net benefits to contractowners  . . . . .    (6,731,986)   (8,369,858)   (4,073,675)   (3,491,935)   (31,860,895)    (23,467,946)
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets from
 contractowner transactions  . . . . . . .    (4,259,542)    1,682,759    (2,313,665)    3,200,601      9,068,010      18,291,797
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets  . .    (3,097,575)    2,399,547    (5,080,388)    5,314,210     72,987,763      65,144,859
Net assets at beginning of period  . . . .    34,602,378    32,202,831    16,189,095    10,874,885    223,347,854     158,202,995
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net assets at end of period  . . . . . . .   $31,504,803   $34,602,378   $11,108,707   $16,189,095   $296,335,617    $223,347,854
                                             ===========   ===========   ===========   ===========   ============    ============



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                   SHORT-TERM                  SMALL CAP
                                                        MANAGED                       BOND                       VALUE
                                                      SUBACCOUNT                   SUBACCOUNT                  SUBACCOUNT
                                              ---------------------------   -------------------------   ------------------------
                                                  1998           1997          1998          1997          1998           1997
                                              -------------  -------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)  . . . . . .   $ 37,552,726   $ 33,517,796   $   449,482   $   349,582   $   (47,890)   $  355,020
  Net realized gains (losses) . . . . . . .     10,623,894      6,175,265        14,586       (23,864)      150,814        42,977
  Net unrealized appreciation (depreciation)
   during the period  . . . . . . . . . . .     24,957,669     21,200,526       (48,706)       51,606      (589,688)      120,277
                                              ------------   ------------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .     73,134,289     60,893,587       415,362       377,324      (486,764)      518,274
From contractowner transactions:
 Net premiums from contractowners . . . . .     35,851,937     35,209,787     6,583,392     2,277,100     2,419,717     3,931,113
 Net benefits to contractowners . . . . . .    (58,855,266)   (60,922,245)   (4,670,736)   (1,911,203)   (1,547,277)     (369,139)
                                              ------------   ------------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets from
 contractowner
 transactions . . . . . . . . . . . . . . .    (23,003,329)   (25,712,458)    1,912,656       365,897       872,441     3,561,974
                                              ------------   ------------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . .     50,130,960     35,181,129     2,328,018       743,221       385,677     4,080,248
Net assets at beginning of period . . . . .    402,307,547    367,126,418     8,550,693     7,807,472     5,117,560     1,037,312
                                              ------------   ------------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . .   $452,438,507   $402,307,547   $10,878,711   $ 8,550,693   $ 5,503,237    $5,117,560
                                              ============   ============   ===========   ===========   ===========    ==========




                                                       INTERNATIONAL
                                                       OPPORTUNITIES              EQUITY INDEX               STRATEGIC BOND
                                                        SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
                                                  -----------------------   -------------------------   ------------------------
                                                     1998         1997         1998          1997          1998           1997
                                                  -----------  -----------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)  . . . . . . . .   $  (20,748)  $    8,319   $   362,923   $   222,993   $   202,315    $  167,171
  Net realized gains  . . . . . . . . . . . . .       75,574       65,558       845,260       288,759        37,391         4,783
  Net unrealized appreciation (depreciation)
   during the period  . . . . . . . . . . . . .      368,629     (112,748)    2,664,448       812,331        87,433        10,914
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .      423,455      (38,871)    3,872,631     1,324,083       327,139       182,868
From contractowner transactions:
 Net premiums from contractowners . . . . . . .    1,101,733    1,958,041    11,289,799    10,201,049     3,855,785     2,115,324
 Net benefits to contractowners . . . . . . . .     (847,207)    (585,790)   (4,300,021)   (1,684,296)   (1,148,915)     (310,465)
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase in net assets from contractowner
 transactions . . . . . . . . . . . . . . . . .      254,526    1,372,251     6,989,778     8,516,753     2,706,870     1,804,859
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . . . .      677,981    1,333,380    10,862,409     9,840,836     3,034,009     1,987,727
Net assets at beginning of period . . . . . . .    3,011,974    1,678,594    11,497,159     1,656,323     3,216,511     1,228,784
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $3,689,955   $3,011,974   $22,359,568   $11,497,159   $ 6,250,520    $3,216,511
                                                  ==========   ==========   ===========   ===========   ===========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                           EMERGING       GLOBAL       BOND     SMALL/MID CAP   HIGH YIELD
                        MARKETS EQUITY    EQUITY      INDEX         CORE           BOND
                          SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        --------------  ----------  ----------  -------------  ------------
                            1998*         1998*       1998*         1998*         1998*
                        --------------  ----------  ----------  -------------  ------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income (loss)  . .         $--           $--      $   699      $   (16)      $    377
  Net realized gains           --            --           --           --             --
  Net unrealized
   appreciation
   (depreciation)
   during the
   period . . . . . .          --            --         (732)       1,408           (357)
                              --            --       -------      -------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .          --            --          (33)       1,392             20
From contractowner
 transactions:
 Net premiums from
  contractowners. . .          --            --       49,951       22,738         76,387
 Net benefits to
  contractowners. . .          --            --           --           --        (14,858)
                              --            --       -------      -------       --------
Net increase in net
 assets from
 contractowner
 transactions . . . .          --            --       49,951       22,738         61,529
                              --            --       -------      -------       --------
Net increase in net
 assets . . . . . . .          --            --       49,918       24,130         61,549
Net assets at
 beginning of period           0             0             0            0              0
                              --            --       -------      -------       --------
Net assets at end of
 period . . . . . . .         $0            $0       $49,918      $24,130       $ 61,549
                              ==            ==       =======      =======       ========



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Annuity Account V (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. Currently, the Account funds the Accommodator 2000, Independence Preferred, Market Place Variable Annuity and Independence 2000 contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new Portfolios are added to the Fund or as other investment options are developed and made available to contractowners. The twenty-three Portfolios of the Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Strategic Bond Portfolios, Equity Index, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond. Each Portfolio has a different investment objective.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHMLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHMLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.25%, 1.50% of net assets of the Accomodator 2000 and Independence Preferred Contracts, respectively.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  JHMLICO makes certain other deductions from contractowner payments for premium taxes and sales and withdrawal charges, which are accounted for as a reduction of net assets resulting from contractowner transactions.

3. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1998 were as follows:


               SUBACCOUNT           SHARES OWNED      COST          VALUE
               ----------           ------------  ------------  --------------
      Large Cap Growth  . . . . .     3,676,746   $ 72,348,546   $ 96,309,476
      Sovereign Bond  . . . . . .     7,451,247     73,271,647     73,928,330
      International Equity Index        794,898     12,759,708     12,369,046
      Small Cap Growth  . . . . .       565,708      6,141,745      7,347,163
      International Balanced  . .       140,559      1,486,457      1,563,641
      Mid Cap Growth  . . . . . .       760,622      8,961,635     11,497,190
      Large Cap Value . . . . . .     1,072,208     13,759,951     15,032,658
      Money Market  . . . . . . .     2,633,434     26,334,337     26,334,338
      Mid Cap Value . . . . . . .       753,764     10,615,988      9,185,260
      Diversified Mid Cap Growth      1,976,510     30,867,206     31,504,803
      Real Estate Equity  . . . .       891,565     12,406,044     11,108,707
      Growth & Income . . . . . .    15,202,674    227,564,636    296,335,617
      Managed . . . . . . . . . .    28,935,293    378,488,876    452,438,507
      Short-Term Bond . . . . . .     1,082,628     10,923,486     10,878,712
      Small Cap Value . . . . . .       474,874      5,926,362      5,503,236
      International Opportunities       302,094      3,361,889      3,689,955
      Equity Index  . . . . . . .     1,263,058     18,792,655     22,359,568
      Strategic Bond  . . . . . .       589,705      6,156,971      6,250,520
      Emerging Markets Equity . .             0              0              0
      Global Equity . . . . . . .             0              0              0
      Bond Index  . . . . . . . .         4,899         50,650         49,918
      Small/Mid Cap CORE  . . . .         2,676         22,722         24,130
      High Yield Bond . . . . . .         6,668         61,906         61,549

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1998, were as follows:


                     SUBACCOUNT                  PURCHASES       SALES
                     ----------                 -----------  -------------
      Large Cap Growth  . . . . . . . . . . .   $20,422,247   $ 6,671,682
      Sovereign Bond  . . . . . . . . . . . .    17,069,771     8,890,859
      International Equity Index  . . . . . .     2,957,516     1,974,243
      Small Cap Growth  . . . . . . . . . . .     1,742,524     1,437,670
      International Balanced  . . . . . . . .       515,767       234,305
      Mid Cap Growth  . . . . . . . . . . . .     4,369,259     1,226,019
      Large Cap Value . . . . . . . . . . . .     5,505,067     1,061,658
      Money Market  . . . . . . . . . . . . .    19,425,627    16,837,426
      Mid Cap Value . . . . . . . . . . . . .     4,009,860     1,989,494
      Diversified Mid Cap Growth  . . . . . .     1,515,153     5,652,112
      Real Estate Equity  . . . . . . . . . .     1,625,349     3,329,966
      Growth & Income . . . . . . . . . . . .    50,574,096    15,942,177
      Managed . . . . . . . . . . . . . . . .    52,049,398    37,500,000
      Short-Term Bond . . . . . . . . . . . .     6,311,107     3,948,969
      Small Cap Value . . . . . . . . . . . .     2,050,038     1,225,489
      International Opportunities . . . . . .     1,058,238       824,459
      Equity Index  . . . . . . . . . . . . .    10,836,537     3,483,835
      Strategic Bond  . . . . . . . . . . . .     4,020,173     1,110,988
      Emerging Markets Equity . . . . . . . .             0             0
      Global Equity . . . . . . . . . . . . .             0             0
      Bond Index  . . . . . . . . . . . . . .        50,685            35
      Small/Mid Cap CORE  . . . . . . . . . .        22,745            23
      High Yield Bond . . . . . . . . . . . .        61,949            43

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

4. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1998 were as follows:


                                  ACCOMMODATOR 2000         INDEPENDENCE PREFERRED        INDEPENDENCE 2000
                              --------------------------  --------------------------  --------------------------
                              ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         SUBACCOUNT              SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ----------           ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . .      528,042       $62.98      2,363,780       $26.39        16,972         $39.90
Sovereign Bond  . . . . . .    1,746,727        23.20      2,362,992        13.83        43,110          18.68
Emerging Market Equity  . .            0         9.27              0         9.27             0           9.27
International Equity Index       237,963        18.58        596,746        13.29         1,159          16.07
Global Equity . . . . . . .            0        10.30              0        10.30             0          10.30
Small Cap Growth  . . . . .      102,206        12.59        479,823        12.51         4,648          12.54
International Balanced  . .       11,299        12.50        113,131        12.42         1,412          12.45
Mid Cap Growth  . . . . . .       76,278        16.12        637,578        16.02         3,766          16.05
Large Cap Value . . . . . .       60,090        15.47        902,022        15.37        15,404          15.41
Money Market  . . . . . . .      631,754        16.31      1,269,375        11.65        92,488          13.42
Mid Cap Value . . . . . . .      101,130        13.18        595,293        13.10         4,567          13.13
Diversified Mid Cap Growth       190,684        18.27      1,547,425        18.11           150          18.16
Bond Index  . . . . . . . .        3,511        10.01              0        10.00         1,478          10.00
Small/Mid Cap CORE  . . . .        1,643        10.70              0        10.69           613          10.70
Real Estate Equity  . . . .      264,449        19.89        414,215        14.08           771          20.66
Growth & Income . . . . . .    2,407,923        58.78      6,027,797        25.33        55,988          37.01
Managed . . . . . . . . . .    7,904,623        35.75      8,933,179        18.73        99,614          25.98
Short-Term Bond . . . . . .       82,463        12.27        799,394        12.16        11,992          12.19
Small Cap Value . . . . . .       64,877        12.61        371,081        12.53         2,979          12.56
International Opportunities       38,552        12.20        265,215        12.12           515          12.15
Equity Index  . . . . . . .      167,620        18.85      1,002,128        18.72        23,459          18.77
High Yield Bond . . . . . .        3,553         9.89          1,160         9.89         1,512           9.89
Strategic Bond  . . . . . .       39,603        12.29        456,330        12.20        15,813          12.24



5. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHMLICO or the Fund.

6. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Annuity Account V, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V


                      STATEMENT OF ADDITIONAL INFORMATION


                               __________________


This statement of additional information ("SAI"), dated May 3, 1999 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account V (the "Account") dated May 3, 1999, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street (X-4), Charlestown, Massachusetts 02129, telephone number 1-800-732-5543.

                               TABLE OF CONTENTS


                               _________________



                                                       PAGE OF SAI
                                                       -----------
Variations in Charges..................                      2
Distribution...........................                      2
Calculation of Performance Data........                      2
Other Performance Information..........                      4
Calculation of Annuity Payments........                      4
Additional Information About Determining Unit Values         6
Purchases and Redemptions of Fund Shares                     7
The Account............................                      7
Delay of Certain Payments..............                      7
Liability for Telephone Transfers......                      8
Voting Privileges......................                      8
John Hancock Financial Statements......
Separate Account Financial Statements..                     23




Acct V ( Ind 2000) 5/99

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the withdrawal charge, the charge for mortality and expense risks, the administrative services charge,or the annual contract fee. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by John Hancock based upon factors such as the following:
 (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                  DISTRIBUTION


     The distribution of the contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid and Signator retained under that agreement for such services were as follows:

                        YEAR                           AMOUNT PAID TO SIGNATOR   AMOUNT RETAINED BY SIGNATOR
                        ----                           -----------------------   ---------------------------
 1998
 1997
 1996

                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following formula prescribed by the SEC:

                             P x ( 1 + T ) n = ERV

 where               P = a hypothetical initial premium payment of $1,000

                     T = average annual total return
                     n =  number of years
                     ERV = ending redeemable value of a hypothetical
                     $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment made into the variable investment option at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     On the basis, the following table shows the average total return for each variable investment option for the periods ended December 31, 1998:

                         AVERAGE ANNUALIZED TOTAL RETURNS
                         --------------------------------
VARIABLE INVESTMENT     YEAR TO DATE    1 YEAR    5 YEAR   10 YEAR      DATE OF
-------------------                      /**/                          INCEPTION
OPTION/*/                                                                /***/
------
Managed..............          13.4%       13.4%    12.7%    12.0%         11/09/87
Growth & Income......          23.2%       23.2%    20.2%    17.0%          4/03/72
Equity Index.........          21.7%       21.7%    25.8%      N/A          4/30/96
Large Cap Value......           2.6%        2.6%    16.6%      N/A          4/30/96
Large Cap Growth.....          32.3%       32.3%    21.1%    18.2%         11/24/87
Mid Cap Value........         -17.9%      -17.9%     9.6%      N/A          4/30/96
Mid Cap Growth.......          32.2%       32.2%    18.5%      N/A          4/30/96
Real Estate Equity...         -23.4%      -23.4%     6.7%     7.0%          2/01/89
Small/Mid Cap Growth.          -1.3%       -1.3%    14.6%      N/A          9/23/94
Small/Mid Cap CORE...           0.5%         N/A      N/A      N/A         11/30/98
Small Cap Value......         -12.5%      -12.5%     7.7%      N/A          4/30/96
Small Cap Growth.....           7.8%        7.8%     7.6%      N/A          4/30/96
Global Equity ........         -3.5%         N/A      N/A      N/A         11/30/98
International Balanced         11.3%       11.3%     7.3%      N/A          4/30/96
International Equity
Index................          13.8%       13.8%     3.1%     6.3%          2/01/89
International
Opportunities........           9.2%        9.2%     6.3%      N/A          4/30/96
Emerging Markets
Equity...............         -13.3%         N/A      N/A      N/A         11/30/98
Short-Term Bond......          -0.8%       -0.8%     4.4%      N/A          9/23/94
Bond Index...........          -6.4%         N/A      N/A      N/A         11/30/98
Sovereign Bond.......           1.3%        1.3%     5.8%     7.7%          6/02/80
Global Bond..........           2.5%        2.5%     6.6%      N/A          4/30/96
High Yield Bond......          -7.5%         N/A      N/A      N/A         11/30/98
Money Market.........          -1.5%       -1.5%     3.4%     4.1%          5/13/82


*
**
***

*
**
***


     For the 7-day period ending December 31, 1998, the Money Market option's current yield was 3.7 % and its effective yield was 3.7 %.

     The Account will calculate current yield for each variable investment option (other than the Money Market option) according to the following formula prescribed by the SEC:
LOGO

where:   a = net investment income earned during the period by the Fund whose shares are owned by the variable investment option
         b = expenses accrued for the period (net of any reimbursements)
         c = the average daily number of accumulation units outstanding during the period
         d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

     The Account may calculate current yield and effective yield figures for the Money Market option. The current yield of the Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1


                         OTHER PERFORMANCE INFORMATION


     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

     We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

                        CALCULATION OF ANNUITY PAYMENTS


CALCULATION OF ANNUITY UNITS


     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we   THEN divide:


   the resulting value (minus any
        premium tax charge)

                 by

               $1,000
-----------------------------------


 and multiply the result by


 the applicable annuity purchase rate
 set forth in the contract and
 reflecting

 (1) the age and, possibly, sex of the
 payee and

 (2) the assumed investment rate
 (discussed below)
---------------------------------------


This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:


 the amount of the initial monthly variable annuity payment from that variable annuity option

                             BY

 the annuity unit value of that variable investment option
 as of 10 calendar days prior to the date the initial
 payment is due
----------------------------------------------------------


      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES


     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.99990575.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES


     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE


     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003836% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES


     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES


     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $153.44 assuming a one day period. The $153.44 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003836. By substituting in the first formula above, the net investment rate is equal to $3846.56 ($2000 + $3000 - $1000 -$153.44) divided by $4,000,000 or 0.0009616

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009616)] or $11.260818. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009616) x .99990575]
or $1.085941. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES


     John Hancock purchases and redeems Fund shares for the Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the Funds of the Trust, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES


     Here's the formula we use to determine the number of Fund shares as to which you may give instructions:

 the total value of your accumulation
 units value in a variable investment
 option

              divided by

 the net asset value of 1 share of the
 corresponding Fund
--------------------------------------


     At a shareholders' meeting, you may give instructions regarding:

 .    the election of the Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of the Trust's investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Fund by the net asset value of one share of that Fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Directors and Policyholders John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                           December 31
                                                    -------------------------
                                                         1998          1997
                                                    --------------  -----------
                                                          (In millions)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . .   $     23,353.0   $22,986.0
Stocks:
   Preferred  . . . . . . . . . . . . . . . . . .            844.7       640.6
   Common . . . . . . . . . . . . . . . . . . . .            269.3       256.9
   Investments in affiliates  . . . . . . . . . .          1,520.3     1,442.0
                                                    --------------  ----------
                                                           2,634.3     2,339.5
Mortgage loans on real estate--Note 6 . . . . . .          8,223.7     7,851.2
Real estate:
   Company occupied . . . . . . . . . . . . . . .            372.2       375.1
   Investment properties  . . . . . . . . . . . .          1,472.1     1,893.4
                                                    --------------  ----------
                                                           1,844.3     2,268.5
Policy loans  . . . . . . . . . . . . . . . . . .          1,573.8     1,577.3
Cash items:
   Cash in banks and offices  . . . . . . . . . .            241.5       176.0
   Temporary cash investments . . . . . . . . . .          1,107.4       548.8
                                                    --------------  ----------
                                                           1,348.9       724.8
Premiums due and deferred . . . . . . . . . . . .            253.4       222.3
Investment income due and accrued . . . . . . . .            527.5       505.8
Other general account assets  . . . . . . . . . .          1,156.6       948.6
Assets held in separate accounts  . . . . . . . .         17,447.0    16,021.7
                                                    --------------  ----------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . .   $     58,362.5   $55,445.7
                                                    ==============  ==========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . .   $     19,804.8   $19,206.6
  Policyholders' and beneficiaries' funds . . . .         14,216.9    13,985.1
  Dividends payable to policyholders  . . . . . .            449.1       399.7
  Policy benefits in process of payment . . . . .            111.4       115.5
  Other policy obligations  . . . . . . . . . . .            322.6       214.8
  Asset valuation reserve--Note 1 . . . . . . . .          1,289.6     1,165.7
  Federal income and other accrued taxes--Note 1             211.5        96.9
  Other general account obligations . . . . . . .          1,109.3     1,084.5
  Obligations related to separate accounts  . . .         17,458.6    16,019.1
                                                    --------------  ----------
TOTAL OBLIGATIONS . . . . . . . . . . . . . . . .         54,973.8    52,287.9
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2 . . . . . . . . . . . . .            450.0       450.0
  Special contingency reserve for group insurance            160.0       151.8
  General contingency reserve . . . . . . . . . .          2,778.7     2,556.0
                                                    --------------  ----------
 TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . .          3,388.7     3,157.8
                                                    --------------  ----------
 TOTAL OBLIGATIONS AND POLICYHOLDERS'CONTINGENCY
 RESERVES . . . . . . . . . . . . . . . . . . . .   $     58,362.5   $55,445.7
                                                    ==============  ==========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS'
  CONTINGENCY RESERVES


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  ----------
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 8,844.0     $ 7,371.6
  Net investment income--Note 4  . . . . . . . . .     2,956.2       2,856.1
  Other, net . . . . . . . . . . . . . . . . . . .       233.8         196.4
                                                     ---------    ----------
                                                      12,034.0      10,424.1
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       582.9         737.4
     Accident and health benefits  . . . . . . . .        76.9         121.4
     Annuity benefits  . . . . . . . . . . . . . .     1,612.4       1,668.2
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,712.4       6,293.1
     Matured endowments  . . . . . . . . . . . . .        20.7          21.0
                                                     ---------    ----------
                                                       9,005.3       8,841.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,106.7        (122.6)
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       290.7         278.3
     Home office and general expenses  . . . . . .       529.0         493.0
  Payroll, state premium and miscellaneous taxes .        52.0          49.9
                                                     ---------    ----------
                                                      10,983.7       9,539.7
                                                     ---------    ----------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS (LOSSES) . . .     1,050.3         884.4
Dividends to policyholders . . . . . . . . . . . .       446.0         398.2
Federal income tax (credit) expense--Note 1  . . .        (2.8)         18.9
                                                     ---------    ----------
                                                         448.8         417.1
                                                     ---------    ----------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS (LOSSES)  . . . . . . . . .       607.1         467.3
Net realized capital gains (losses)--Note 5  . . .         0.7         (89.8)
                                                     ---------    ----------
        NET INCOME . . . . . . . . . . . . . . . .       607.8         377.5
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital (losses) gains and other
    adjustments--Note 5  . . . . . . . . . . . . .   $  (214.5)    $    58.6
  Valuation reserve changes--Note 1  . . . . . . .         0.0           1.4
  Prior years' federal income taxes  . . . . . . .       (25.5)        (35.6)
  Other reserves and adjustments, net  . . . . . .      (136.9)       (100.2)
                                                     ---------    ----------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       230.9         301.7
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     3,157.8       2,856.1
                                                     ---------    ----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR   $ 3,388.7     $ 3,157.8
                                                     =========    ==========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  ----------
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits . . . . . . . . . . . . . . . . . . .   $  8,945.5    $  7,518.8
  Net investment income  . . . . . . . . . . . . .      2,952.8       2,988.7
  Benefits to policyholders and beneficiaries  . .     (9,190.4)     (9,030.3)
  Dividends paid to policyholders  . . . . . . . .       (396.6)       (394.0)
  Insurance expenses and taxes . . . . . . . . . .       (874.4)       (828.6)
  Net transfers from separate accounts . . . . . .        131.1         832.7
  Other, net . . . . . . . . . . . . . . . . . . .       (181.7)       (720.9)
                                                     ----------   -----------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      1,386.3         366.4
                                                     ----------   -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .    (12,403.6)    (18,003.6)
  Bond sales . . . . . . . . . . . . . . . . . . .      8,447.8      13,541.1
  Bond maturities and scheduled redemptions  . . .      2,537.7       2,927.6
  Bond prepayments . . . . . . . . . . . . . . . .      1,202.7       1,096.3
  Stock purchases  . . . . . . . . . . . . . . . .       (623.2)     (1,125.7)
  Proceeds from stock sales  . . . . . . . . . . .        378.4         921.7
  Real estate purchases  . . . . . . . . . . . . .       (147.6)       (243.0)
  Real estate sales  . . . . . . . . . . . . . . .        630.5         444.5
  Other invested assets purchases  . . . . . . . .       (185.3)       (171.1)
  Proceeds from the sale of other invested assets         120.5         109.3
  Mortgage loans issued  . . . . . . . . . . . . .     (1,978.5)     (1,165.8)
  Mortgage loan repayments . . . . . . . . . . . .      1,575.6       1,176.9
  Other, net . . . . . . . . . . . . . . . . . . .        (38.6)       (333.8)
                                                     ----------   -----------
     NET CASH USED IN INVESTING ACTIVITIES . . . .       (483.6)       (825.6)
                                                     ----------   -----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable  . . . .        (75.0)        (16.4)
  Repayment of REMIC notes payable . . . . . . . .       (203.6)       (216.3)
                                                     ----------   -----------
     NET CASH USED IN FINANCING ACTIVITIES . . . .       (278.6)       (232.7)
                                                     ----------   -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .        624.1        (691.9)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .        724.8       1,416.7
                                                     ----------   -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR   $  1,348.9    $    724.8
                                                     ==========   ===========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three business units: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The gain from operations was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $533.8 million were sold in 1998, and an additional $1.1 billion of real estate is expected to be sold in 1999. Net gains on the properties sold in 1998 amounted to $64.3 million. Those properties to be sold subsequent to December 31, 1998 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $370.0 million and $470.5 million at December 31, 1998 and 1997, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. During 1998, in connection with the Company's plans to dispose of certain real estate holdings, additional contributions were recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $111.3 million. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $34.9 million, amounted to $261.6 million which is included in other policy obligations. The corresponding 1997 amounts were $25.2 million and $165.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $31.4 million in 1998 and $30.0 million in 1997 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $20.1 million in 1998 and $21.8 million in 1997.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1998     December 31, 1997
                                   --------------------  ---------------------
                                   Statement    Fair     Statement     Fair
                                     Value      Value      Value       Value
                                   ---------  ---------  ---------  ----------
                                                 (In millions)
Guaranteed investment contracts    $12,666.9  $12,599.7  $11,499.4   $11,516.8
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,375.0    4,412.2    4,289.1     4,290.4
Supplementary contracts without
 life contingencies  . . . . . .        42.7       44.7       40.9        42.1
                                   ---------  ---------  ---------  ----------
                                   $17,084.6  $17,056.6  $15,829.4   $15,849.3
                                   =========  =========  =========  ==========



Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $74.9 million in 1998 and $146.4 million in 1997.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1998 and 1997.

NOTE 3--BORROWED MONEY

At December 31, 1998, the Company had a $500 million syndicated line of credit. There are 26 banks that are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1998, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.06% and 5.72%, respectively, at December 31, 1998 and 1997. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes were fully repaid on June 25, 1998. The outstanding balances of the notes totaled $42.6 million at December 31, 1997 and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes were fully repaid on December 28, 1998. The outstanding balances of the notes totaled $161.0 million at December 31, 1997 and are included in other general account obligations.

At December 31, 1997, the Company had a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $6.6 million and $21.2 million during 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                                1998     1997
                                                               ------  -------
                                                               (In millions)
Investment expenses  . . . . . . . . . . . . . . . . . . . .   $317.5   $339.6
Interest expense . . . . . . . . . . . . . . . . . . . . . .     44.3     57.9
Depreciation on real estate and other invested assets  . . .     41.6     76.6
Real estate and other investment taxes . . . . . . . . . . .     60.1     61.5
                                                               ------  -------
                                                               $463.5   $535.6
                                                               ======  =======



NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                              1998      1997
                                                            --------  --------
                                                             (In millions)
Net gains from asset sales and foreclosures . . . . . . .   $ 303.3    $ 63.4
Capital gains tax . . . . . . . . . . . . . . . . . . . .    (171.7)    (84.1)
Net capital gains transferred to the IMR  . . . . . . . .    (130.9)    (69.1)
                                                            -------   -------
  Net Realized Capital Gains (Losses) . . . . . . . . . .   $   0.7    $(89.8)
                                                            =======   =======



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                            1998        1997
                                                           --------  ---------
                                                             (In millions)
Net (losses) gains from changes in security values and
 book value adjustments  . . . . . . . . . . . . . . . .   $ (90.6)   $ 159.5
Increase in asset valuation reserve  . . . . . . . . . .    (123.9)    (100.9)
                                                           -------    -------
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments. . . . . . . . . . . . . . . . . . . . .   $(214.5)   $  58.6
                                                           =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1998           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   123.3   $    5.9     $  0.0     $   129.2
Obligations of states and
 political subdivisions . . .        86.4        9.9        0.0          96.3
Debt securities issued by
 foreign governments  . . . .       264.5       29.4        8.2         285.7
Corporate securities  . . . .    18,155.4    1,567.7      294.4      19,428.7
Mortgage-backed securities  .     4,723.4      181.2        5.2       4,899.4
                                ---------  ----------    ------    ----------
  Total bonds . . . . . . . .   $23,353.0   $1,794.1     $307.8     $24,839.3
                                =========  ==========    ======    ==========




                                            Gross        Gross
                               Statement  Unrealized  Unrealized
      December 31, 1998          Value      Gains       Losses      Fair Value
      -----------------        ---------  ----------  -----------  ------------
                                               (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies. . . . . . . . . .   $   258.9   $    9.3   $       0.0   $   268.2
Obligations of states and
 political subdivisions  . .       149.6       16.3           0.0       165.9
Debt securities issued by
 foreign governments . . . .       259.7       53.2           0.1       312.8
Corporate securities . . . .    17,336.1    1,485.9         113.4    18,708.6
Mortgage-backed securities .     4,981.7      115.9          28.3     5,069.3
                               ---------  ----------  -----------  ----------
  Total bonds  . . . . . . .   $22,986.0   $1,680.6   $141.8        $24,524.8
                               =========  ==========  ===========  ==========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value       Value
                                                          ---------  -----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $ 1,569.1   $ 1,622.2
Due after one year through five years . . . . . . . . .     5,597.3     5,922.5
Due after five years through ten years  . . . . . . . .     5,335.6     5,666.5
Due after ten years . . . . . . . . . . . . . . . . . .     6,127.6     6,728.7
                                                          ---------  ----------
                                                           18,629.6    19,939.9
Mortgage-backed securities  . . . . . . . . . . . . . .     4,723.4     4,899.4
                                                          ---------  ----------
                                                          $23,353.0   $24,839.3
                                                          =========  ==========



Gross gains of $126.4 million in 1998 and $61.5 million in 1997 and gross losses of $62.3 million in 1998 and $86.6 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $18.9 million were on deposit with state insurance departments to satisfy regulatory requirements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The cost of common stocks was $258.4 million and $148.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $64.9 million, and gross unrealized depreciation totaled $54.0 million. The fair value of preferred stock totaled $832.4 million at December 31, 1998 and $695.8 million at December 31, 1997.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $421.5 million and $217.0 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $56.4 million, bonds with amortized cost of $105.1 million and real estate with depreciated cost of $14.6 million were non-income producing for the twelve months ended December 31, 1998.

Restructured commercial mortgage loans aggregated $230.5 million and $314.3 million as of December 31, 1998 and 1997, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                   Year ended December 31
                                               --------------------------------
                                                        1998             1997
                                               -----------------------  -------
                                                       (In millions)
Expected . . . . .   . . . . . . . . . . . .   $                  22.5   $33.8
Actual . . . . . .   . . . . . . . . . . . .                      11.6    24.9



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                           Statement          Geographic           Statement
     Property Type           Value          Concentration            Value
    --------------       -------------      -------------       --------------
                         (In millions)                           (In millions)
Apartments . . . . . .     $1,722.7     East North Central  .      $1,164.3
Hotels . . . . . . . .        283.2     East South Central  .         137.1
Industrial . . . . . .        894.9     Middle Atlantic . . .       1,408.5
Office buildings . . .      2,094.0     Mountain  . . . . . .         345.0
Retail . . . . . . . .      1,589.6     New England . . . . .         791.1
1-4 Family . . . . . .          6.4     Pacific . . . . . . .       1,848.7
Agricultural . . . . .      1,298.3     South Atlantic  . . .       1,531.3
Other  . . . . . . . .        334.6     West North Central  .         287.5
                                        West South Central  .         602.2
                                        Other . . . . . . . .         108.0
                         -------------                          -------------
                           $8,223.7                                $8,223.7
                         =============                          =============

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

At December 31, 1998, the fair values of the commercial and agricultural mortgage loan portfolios were $7.3 billion and $1.3 billion, respectively. The corresponding amounts as of December 31, 1997 were approximately $6.7 billion and $1.5 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.68% and 6.82% for agricultural loans, 9.25% and 6.73% for other properties, and 7.5% and 6.65% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively. The corresponding amounts in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively. The corresponding amounts in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $458.2 million, $481.2 million, and $238.6 million, respectively, at December 31, 1998. The corresponding amounts in 1997 were $487.4 million, $503.3 million, and $247.9 million, respectively.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                                             December 31
                                                            --------------
                                                             1998     1997
                                                            ------  --------
                                                            (In millions)
     Reinsurance recoverables . . . . . . . . . . . . . .   $18.6    $12.5
     Funds withheld from reinsurers . . . . . . . . . . .    49.5     35.1



The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $251.1 million at December 31, 1998 and $236.3 million at December 31, 1997.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $12.7 million in 1998 and received a net cash payment of $1.1 million in 1997 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $1.0 million and transferred $2.4 million of cash for mortality claims to Variable Life, which increased by $0.5 million and decreased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POST RETIREMENT BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $92.6 million in 1998 and $89.7 million in 1997.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.1 million and $6.2 million in 1998 and 1997, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company has funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is approximately zero. As of December 31, 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The changes in benefit obligation and plan assets are summarized as follows:


                                      Year ended December 31
                            -------------------------------------------
                               Pension Benefits        Other Benefits
                            -----------------------   -----------------
                               1998         1997       1998      1997
                            -----------  -----------  --------  --------
                                           (In millions)
Change in benefit
 obligation:
Benefit obligation at
 beginning of year  . . .    $1,704.0     $1,582.3    $ 381.0   $ 400.5
Service cost  . . . . . .        32.8         30.7        6.8       8.5
Interest cost . . . . . .       115.5        109.3       24.4      25.5
Actuarial loss/(gain) . .        55.5         77.5      (16.8)    (22.2)
Benefits paid . . . . . .       (99.4)       (95.8)     (28.5)    (31.3)
Benefit obligation at end
 of year  . . . . . . . .     1,808.4      1,704.0      366.9     381.0


Change in plan assets:
Fair value of plan assets
 at beginning of year . .     1,995.5      1,787.6      172.7     132.4
Actual return of plan
 assets . . . . . . . . .       296.1        295.5       39.9      31.0
Employer contribution . .        10.0          8.2        2.6       9.3
Benefits paid . . . . . .       (99.4)       (95.8)       0.0       0.0
Fair value of plan assets
 at end of year . . . . .     2,202.2      1,995.5      215.2     172.7

Funded status . . . . . .       393.8        291.5     (151.7)   (208.3)
Unrecognized actuarial
 loss . . . . . . . . . .      (292.0)      (219.6)    (163.0)   (127.1)
Unrecognized prior service
 cost . . . . . . . . . .        23.1         29.6       17.8      19.7
Unrecognized net
 transition (asset)
 obligation . . . . . . .       (23.9)       (35.5)     294.3     315.2
                            ---------    ---------    -------   -------
Net amount recognized . .    $  101.0     $   66.0    $  (2.6)  $  (0.5)
                            =========    =========    =======   =======



The assumptions used in accounting for the benefit plans were as follows:


                                        Year ended December 31
                              ----------------------------------------
                                  Pension Benefits       Other Benefits
                              -----------------------   ---------------
                                 1998         1997       1998     1997
                              -----------  -----------  -------  -------
Discount rate . . . . . . .      6.75%        7.00%      6.75%    7.00%
Expected return on plan
 assets . . . . . . . . . .      8.50%        8.50%      8.50%    8.50%
Rate of compensation
 increase . . . . . . . . .      4.56%        4.77%      4.00%    4.00%



For measurement purposes, a 5.75 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.00 percent in 2001 and remain at that level thereafter.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Net periodic benefit (credit) cost includes the following components:


                                             Year Ended December 31
                                   -----------------------------------------
                                      Pension Benefits       Other Benefits
                                   ------------------------  ---------------
                                      1998         1997       1998      1997
                                   -----------  -----------  -------  ---------
                                                 (in millions)
Service cost . . . . . . . . . .    $  32.7      $  30.7     $  6.8    $  8.5
Interest cost  . . . . . . . . .      115.5        109.3       24.4      25.5
Expected return on plan assets .     (165.5)      (147.9)     (39.9)    (31.0)
Amortization of transition
 (asset) obligation  . . . . . .      (11.6)       (11.7)      20.9      20.9
Amortization of prior service
 cost. . . . . . . . . . . . . .        6.5          6.6        1.9       1.9
Recognized actuarial (gain) loss       (2.6)        (1.0)      19.0      15.0
                                   --------     --------     ------   -------
   Net periodic benefit (credit)
    cost . . . . . . . . . . . .    $ (25.0)     $ (14.0)    $ 33.1    $ 40.8
                                   ========     ========     ======   =======



Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                  1-Percentage Point  1-Percentage Point
                                       Increase            Decrease
                                  ------------------  ------------------
                                              (In millions)
Effect on total of service and
 interest costs . . . . . . . .         $ 2.9              $ (2.5)
Effect on postretirement benefit
 obligations. . . . . . . . . .          28.7               (25.9)


NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated majority-owned affiliates amounted to $13.8 billion at December 31, 1998 and $12.4 billion at December 31, 1997; total liabilities amounted to $12.5 billion at December 31, 1998 and $11.1 billion at December 31, 1997; and total net income was $148.5 million in 1998 and $184.8 million in 1997.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $62.2 million and $65.9 million in 1998 and 1997, respectively, from unconsolidated affiliates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                         Number of Contracts/             Assets (Liabilities)
                           Notional Amounts              1998                 1997
                        ---------------------   ---------------------   ----------------
                                                 Carrying     Fair      Carrying   Fair
                           1998        1997       Value       Value      Value    Value
                        ----------  ----------  ----------  ----------  --------  -------
                                                 ($ In millions)
Futures contracts to
 sell securities  . .      11,286       3,733     $(3.1)     $  (3.1)   $ (2.5)   $ (2.5)
Futures contracts to
 acquire securities .       1,464       1,359      (0.3)        (0.3)      1.2       1.2
Interest rate swap
 agreements . . . . .    $7,684.0    $7,254.7        --       (159.1)       --     (58.3)
Interest rate cap
 agreements . . . . .       115.0       115.0       0.4          0.4       0.6       0.6
Interest rate floor
 agreements . . . . .       125.0       125.0       0.7          0.7       0.4       0.4
Interest rate swaption
 agreements . . . . .         0.0        34.2        --          0.0        --       0.0
Currency rate swap
 agreements . . . . .     2,881.5       221.5        --         16.2        --      (9.7)
Equity collar
 agreements . . . . .          --          --      28.6         28.6     (14.1)    (14.1)



Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 1999.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 1999 to 2028. The interest rate cap and floor agreements expire in 2000 to 2007. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 1999 to 2018. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $26.2 million in 1998 and $27.4 million in 1997. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                             December 31, 1998
                                                            -------------------
                                                               (In millions)
1999. . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.0
2000. . . . . . . . . . . . . . . . . . . . . . . . . . .           16.5
2001. . . . . . . . . . . . . . . . . . . . . . . . . . .           13.5
2002. . . . . . . . . . . . . . . . . . . . . . . . . . .           10.0
2003. . . . . . . . . . . . . . . . . . . . . . . . . . .            5.9
Thereafter. . . . . . . . . . . . . . . . . . . . . . . .            7.5
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $72.4
                                                                   =====



NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
   With market value adjustment  . . . . . . . .      $   792.0          2.0%
   At book value less surrender charge . . . . .        2,773.8          7.1
                                                      ---------        -----
      Total with adjustment  . . . . . . . . . .        3,565.8          9.1
   Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .        3,782.8          9.8
   Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .       14,809.7         38.1
Not subject to discretionary withdrawal:
   General account . . . . . . . . . . . . . . .       15,375.2         39.6
   Separate accounts . . . . . . . . . . . . . .        1,301.5          3.4
                                                      ---------        -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .       38,835.0        100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .           (0.1)
                                                      ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .      $38,834.9
                                                      =========



Any liquidation costs associated with the $14.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $329.1 million, $72.0 million, $214.1 million and $471.4 million, respectively, at December 31, 1998. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.1 billion at December 31, 1998. The majority of these commitments expire in 1999.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1998, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $602.8 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1998 and 1997 amounted to $4.6 million and $4.1 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1998, the aggregate outstanding principal balance of the pools of loans was $445.8 million. There were no mortgage loans buy-backs in 1998 and 1997.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1998 were $411.7 million for short-term borrowings and $173.4 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                            December 31
                          ---------------------------------------------
                                   1998                    1997
                          ---------------------   ---------------------
                           Carrying     Fair       Carrying     Fair
                            Amount      Value       Amount      Value
                          ----------  ----------  ----------  ----------
                                          (In millions)
Assets
   Bonds--Note 6  . . .   $23,353.0   $24,839.3   $22,986.0   $24,524.8
   Preferred
    stocks--Note 6  . .       844.7       832.4       640.6       695.8
   Common stocks--Note 6      269.3       269.3       256.9       256.9
   Mortgage loans on
    real estate--Note 6     8,223.7     8,619.7     7,851.2     8,215.9
   Policy loans--Note 1     1,573.8     1,573.8     1,577.3     1,577.3
   Cash and cash
    equivalents--Note 1     1,348.9     1,348.9       724.8       724.8
Liabilities
   Guaranteed investment
    contracts--Note 1 .    12,666.9    12,599.7    11,499.4    11,516.8
   Fixed rate deferred
    and immediate
    annuities--Note 1 .     4,375.0     4,412.2     4,289.1     4,290.4
   Supplementary
    contracts without
    life contingencies--
    Note 1  . . . . . .        42.7        44.7        40.9        42.1
Derivatives assets
 (liabilities) relating
 to:--Note 10
Futures contracts . . .        (3.4)       (3.4)       (1.3)       (1.3)
Interest rate swaps . .          --      (159.1)         --       (58.3)
Currency rate swaps . .          --        16.2          --        (9.7)
Interest rate caps  . .         0.4         0.4         0.6         0.6
Interest rate floors  .         0.7         0.7         0.4         0.4
Equity collar agreements       28.6        28.6       (14.1)      (14.1)
Commitments--Note 13  .          --     1,114.2          --     1,332.3



The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)

The Company is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Many of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

The Company began to address the Year 2000 project as early as 1994. The Company's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, The Company has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, the Company has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to the Company, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

The Company's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that the Company's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has thousands of individual and business customers that hold insurance policies, annuities and other financial products of the company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

The Company's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing the Company's readiness as well as that of material business partners on whom the Company depends. The Company's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that the Company has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Contractowners
John Hancock Variable Annuity Account V of John Hancock Mutual Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account V at December 31, 1998, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                         LARGE CAP    SOVEREIGN   INTERNATIONAL    SMALL CAP
                          GROWTH        BOND      EQUITY INDEX       GROWTH
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        -----------  -----------  -------------  --------------
                                     ------------------------------------------
ASSETS
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $96,309,476  $73,928,330   $12,369,046    $  7,347,163
Receivable from John
 Hancock Variable
 Series Trust I . . .        72,288       43,457         5,846           1,968
                        -----------  -----------   -----------    ------------
Total assets  . . . .    96,381,764   73,971,787    12,374,892       7,349,131

LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        68,574       40,698         5,371           1,682
Asset charges payable         3,714        2,759           475             286
                        -----------  -----------   -----------    ------------
Total liabilities . .        72,288       43,457         5,846           1,968
                        -----------  -----------   -----------    ------------
Net assets  . . . . .   $96,309,476  $73,928,330   $12,369,046    $  7,347,163
                        ===========  ===========   ===========    ============




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ---------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    $1,563,641    $11,497,190  $15,032,658   $26,334,338
Receivable from John
 Hancock Variable
 Series Trust I  . . .            63        202,888        1,908       246,547
                          ----------    -----------  -----------   -----------
Total assets . . . . .     1,563,704     11,700,078   15,034,566    26,580,885

LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company . .            --        202,448        1,299       245,530
Asset charges payable             63            440          609         1,017
                          ----------    -----------  -----------   -----------
Total liabilities  . .            63        202,888        1,908       246,547
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $1,563,641    $11,497,190  $15,032,658   $26,334,338
                          ==========    ===========  ===========   ===========




                                       DIVERSIFIED
                            MID CAP      MID CAP    REAL ESTATE     GROWTH &
                              VALUE      GROWTH       EQUITY         INCOME
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------  -----------  -----------  --------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .   $9,185,260  $31,504,803  $11,108,707   $296,335,617
Receivable from John
 Hancock Variable Series
 Trust I . . . . . . . .          617       20,843        1,488         62,302
                           ----------  -----------  -----------   ------------
Total assets . . . . . .    9,185,877   31,525,646   11,110,195    296,397,919

LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .          256       19,608        1,073         51,104
Asset charges payable  .          361        1,235          415         11,198
                           ----------  -----------  -----------   ------------
Total liabilities  . . .          617       20,843        1,488         62,302
                           ----------  -----------  -----------   ------------
Net assets . . . . . . .   $9,185,260  $31,504,803  $11,108,707   $296,335,617
                           ==========  ===========  ===========   ============



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               DECEMBER 31, 1998


                                       SHORT-TERM   SMALL CAP    INTERNATIONAL
                           MANAGED        BOND        VALUE      OPPORTUNITIES
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         ------------  -----------  ----------  ---------------
ASSETS
Investment in shares of
 portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .   $452,438,507  $10,878,712  $5,503,236    $3,689,955
Receivable from John
 Hancock Variable
 Series Trust I  . . .        467,185        1,288         226         1,749
                         ------------  -----------  ----------    ----------
Total assets . . . . .    452,905,692   10,880,000   5,503,462     3,691,704

LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company . .        450,540          849          10         1,601
Asset charges payable          16,645          440         215           148
                         ------------  -----------  ----------    ----------
Total liabilities  . .        467,185        1,289         225         1,749
                         ------------  -----------  ----------    ----------
Net assets . . . . . .   $452,438,507  $10,878,711  $5,503,237    $3,689,955
                         ============  ===========  ==========    ==========




                                                        EMERGING
                                EQUITY     STRATEGIC    MARKETS       GLOBAL
                                 INDEX        BOND       EQUITY       EQUITY
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                              -----------  ----------  ----------  ------------
ASSETS
Investment in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value. . . . . . . . . . .   $22,359,568  $6,250,520      $--          $--
Receivable from John Hancock
 Variable Series Trust I  .        19,441       1,150       --           --
                              -----------  ----------       --           --
Total assets  . . . . . . .    22,379,009   6,251,670       --           --

LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . . . .        18,544         897       --           --
Asset charges payable . . .           897         253       --           --
                              -----------  ----------       --           --
Total liabilities . . . . .        19,441       1,150       --           --
                              -----------  ----------       --           --
Net assets  . . . . . . . .   $22,359,568  $6,250,520      $--          $--
                              ===========  ==========       ==           ==




                                                         SMALL/
                                              BOND      MID CAP
                                             INDEX        CORE      HIGH-YIELD
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ------------
ASSETS
Investment in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    $49,918     $24,130      $61,549
Receivable from John Hancock Variable
 Series Trust I  . . . . . . . . . . . .          2           1            2
                                            -------     -------      -------
Total assets . . . . . . . . . . . . . .     49,920      24,131       61,551

LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company . . . . . . . . . . .         --          --           --
Asset charges payable  . . . . . . . . .          2           1            2
                                            -------     -------      -------
Total liabilities  . . . . . . . . . . .          2           1            2
                                            -------     -------      -------
Net assets . . . . . . . . . . . . . . .    $49,918     $24,130      $61,549
                                            =======     =======      =======



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998


                                                   INTERNATIONAL
                         LARGE CAP    SOVEREIGN       EQUITY         SMALL CAP
                          GROWTH        BOND           INDEX          GROWTH
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                        -----------  ------------  -------------  ----------------
Investment income:
 Distributions
  received from the
  portfolios of John
  Hancock Variable
  Series Trust I  . .   $ 9,410,599  $ 5,732,888    $ 1,900,740    $          --
Expenses:
 Mortality and expense
  risks . . . . . . .     1,106,855      936,534        161,941           91,832
                        -----------  -----------    -----------    -------------
Net investment income
 (loss) . . . . . . .     8,303,744    4,796,354      1,738,799          (91,832)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     2,641,689      783,459        145,144           59,755
 Net unrealized
  appreciation
  (depreciation)
  during the year . .    14,128,485   (1,057,657)       155,009          776,490
                        -----------  -----------    -----------    -------------
Net realized and
 unrealized gain
 (loss) on investments   16,770,174     (274,198)       300,153          836,245
                        -----------  -----------    -----------    -------------
Net increase in net
 assets resulting from
 operations . . . . .   $25,073,918  $ 4,522,156    $ 2,038,952    $     744,413
                        ===========  ===========    ===========    =============




                            INTERNATIONAL   MID CAP    LARGE CAP      MONEY
                              BALANCED       GROWTH      VALUE        MARKET
                             SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                            -------------  ----------  ----------  ------------
Investment income:
 Distributions received
  from the portfolios of
  John Hancock Variable
  Series Trust I  . . . .     $101,468     $1,000,709   $790,546    $1,261,267
Expenses:
 Mortality and expense
  risks . . . . . . . . .       19,923        118,568    192,234       332,194
                              --------     ----------   --------    ----------
Net investment income . .       81,545        882,141    598,312       929,073
Net realized and
 unrealized gain on
 investments:
 Net realized gain  . . .       14,695        239,284    264,947            --
 Net unrealized
  appreciation during the
  year. . . . . . . . . .      111,726      1,681,410     66,958            --
                              --------     ----------   --------    ----------
Net realized and
 unrealized gain on
 investments. . . . . . .      126,421      1,920,694    331,905            --
                              --------     ----------   --------    ----------
Net increase in net assets
 resulting from operations    $207,966     $2,802,835   $930,217    $  929,073
                              ========     ==========   ========    ==========




                                       DIVERSIFIED
                           MID CAP       MID CAP    REAL ESTATE     GROWTH &
                            VALUE        GROWTH        EQUITY        INCOME
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                         ------------  -----------  ------------  -------------
Investment income:
 Distributions received
  from the portfolios
  of John Hancock
  Variable Series Trust
  I. . . . . . . . . .   $    84,099   $  598,259   $   796,323    $29,098,066
Expenses:
 Mortality and expense
  risks. . . . . . . .       143,641      475,676       187,276      3,534,157
                         -----------   ----------   -----------    -----------
Net investment income
 (loss). . . . . . . .       (59,542)     122,583       609,047     25,563,909
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain . .       269,604      762,758       586,891      6,654,245
 Net unrealized
  appreciation
  (depreciation) during
  the year . . . . . .    (1,711,574)     276,626    (3,962,661)    31,701,599
                         -----------   ----------   -----------    -----------
Net realized and
 unrealized gain (loss)
 on investments  . . .    (1,441,970)   1,039,384    (3,375,770)    38,355,844
                         -----------   ----------   -----------    -----------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .   $(1,501,512)  $1,161,967   $(2,766,723)   $63,919,753
                         ===========   ==========   ===========    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                          YEAR ENDED DECEMBER 31, 1998


                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                             MANAGED       BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
Investment income:
 Distributions received
  from the portfolios of
  John Hancock Variable
  Series Trust I . . . .   $43,241,945  $595,622    $  34,759      $ 29,725
Expenses:
 Mortality and expense
  risks. . . . . . . . .     5,689,219   146,140       82,649        50,473
                           -----------  --------    ---------      --------
Net investment income
 (loss). . . . . . . . .    37,552,726   449,482      (47,890)      (20,748)
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain . . .    10,623,894    14,586      150,814        75,574
 Net unrealized
  appreciation
  (depreciation) during
  the year . . . . . . .    24,957,669   (48,706)    (589,688)      368,629
                           -----------  --------    ---------      --------
Net realized and
 unrealized gain (loss)
 on investments  . . . .    35,581,563   (34,120)    (438,874)      444,203
                           -----------  --------    ---------      --------
Net increase (decrease)
 in net assets resulting
 from operations . . . .   $73,134,289  $415,362    $(486,764)     $423,455
                           ===========  ========    =========      ========




                                                      EMERGING
                               EQUITY    STRATEGIC     MARKETS       GLOBAL
                               INDEX        BOND       EQUITY        EQUITY
                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT*   SUBACCOUNT*
                             ----------  ----------  -----------  -------------
Investment income:
 Distributions received
  from the portfolios of
  John Hancock Variable
  Series Trust I . . . . .   $  612,687   $269,594       $--           $--
Expenses:
 Mortality and expense
  risks. . . . . . . . . .      249,764     67,279        --            --
                             ----------   --------        --            --
Net investment income  . .      362,923    202,315
Net realized and unrealized
 gain on investments:
 Net realized gain . . . .      845,260     37,391        --            --
 Net unrealized
  appreciation during the
  year . . . . . . . . . .    2,664,448     87,433        --            --
                             ----------   --------        --            --
Net realized and unrealized
 gain on investments . . .    3,509,708    124,824        --            --
                             ----------   --------        --            --
Net increase in net assets
 resulting from operations   $3,872,631   $327,139       $--           $--
                             ==========   ========        ==            ==




                                                       SMALL/
                                           BOND        MID CAP
                                           INDEX        CORE       HIGH-YIELD
                                        SUBACCOUNT*  SUBACCOUNT*   SUBACCOUNT*
                                        -----------  -----------  -------------
Investment income:
 Distributions received from the
  portfolios of John Hancock Variable
  Series Trust I  . . . . . . . . . .     $ 735        $   --        $ 423
Expenses:
 Mortality and expense risks  . . . .        36            16           46
                                          -----        ------        -----
Net investment income (loss)  . . . .       699           (16)         377
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain  . . . . . . . . .        --            --           --
 Net unrealized appreciation
  (depreciation) during the year  . .      (732)        1,408         (357)
                                          -----        ------        -----
Net realized and unrealized gain
 (loss) on investments  . . . . . . .      (732)        1,408         (357)
                                          -----        ------        -----
Net increase (decrease) in net assets
 resulting from operations  . . . . .     $ (33)       $1,392        $  20
                                          =====        ======        =====



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                    LARGE CAP                     SOVEREIGN                  INTERNATIONAL
                                                      GROWTH                        BOND                     EQUITY INDEX
                                                    SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                            --------------------------   ---------------------------   -------------------------
                                                1998          1997           1998           1997          1998           1997
                                            -------------  ------------  -------------  -------------  ------------  --------------
Increase (decrease) in net assets:
 From operations:
  Net investment income . . . . . . . . .   $  8,303,744   $ 5,146,949   $  4,796,354   $  4,184,434   $ 1,738,799    $   388,429
  Net realized gains  . . . . . . . . . .      2,641,689     1,291,499        783,459        514,719       145,144        158,616
Net unrealized appreciation (depreciation)
 during the period  . . . . . . . . . . .     14,128,485     7,278,480     (1,057,657)       679,637       155,009     (1,372,343)
                                            ------------   -----------   ------------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .     25,073,918    13,716,928      4,522,156      5,378,790     2,038,952       (825,298)
From contractowner transactions:
 Net premiums from contractowners . . . .     17,001,606    16,139,943     18,017,845      9,129,234     1,729,481      2,857,788
 Net benefits to contractowners . . . . .    (11,554,786)   (7,139,613)   (14,635,884)   (12,119,596)   (2,485,008)    (3,074,937)
                                            ------------   -----------   ------------   ------------   -----------    -----------
Net increase (decrease) in net assets from
 contractowner transactions . . . . . . .      5,446,820     9,000,330      3,382,001     (2,990,362)     (755,527)      (217,149)
                                            ------------   -----------   ------------   ------------   -----------    -----------
Net increase (decrease) in net assets . .     30,520,738    22,717,258      7,904,157      2,388,428     1,283,425     (1,042,447)
Net assets at beginning of period . . . .     65,788,738    43,071,480     66,024,173     63,635,745    11,085,621     12,128,068
                                            ------------   -----------   ------------   ------------   -----------    -----------
Net assets at end of period . . . . . . .   $ 96,309,476   $65,788,738   $ 73,928,330   $ 66,024,173   $12,369,046    $11,085,621
                                            ============   ===========   ============   ============   ===========    ===========




                                                         SMALL CAP                INTERNATIONAL                 MID CAP
                                                          GROWTH                    BALANCED                    GROWTH
                                                        SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                                                 -------------------------   -----------------------   -------------------------
                                                    1998          1997          1998         1997         1998           1997
                                                 ------------  ------------  -----------  -----------  ------------  --------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss) . . . . . . . .   $   (91,832)  $   (61,307)  $   81,545   $   43,725   $   882,141    $   (67,090)
  Net realized gains . . . . . . . . . . . . .        59,755        43,117       14,695       14,962       239,284         32,384
Net unrealized appreciation (depreciation)
 during the period . . . . . . . . . . . . . .       776,490       503,431      111,726      (51,498)    1,681,410        818,415
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . . . .       744,413       485,241      207,966        7,189     2,802,835        783,709
From contractowner transactions:
 Net premiums from contractowners  . . . . . .     2,192,048     4,274,222      447,328      709,717     3,735,799      3,495,070
 Net benefits to contractowners  . . . . . . .    (1,795,362)   (1,206,158)    (247,411)    (182,703)   (1,474,700)    (1,177,188)
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets from contractowner
 transactions. . . . . . . . . . . . . . . . .       396,685     3,068,064      199,917      527,014     2,261,099      2,317,882
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net increase in net assets . . . . . . . . . .     1,141,098     3,553,305      407,883      534,203     5,063,934      3,101,591
Net assets at beginning of period  . . . . . .     6,206,065     2,652,760    1,155,758      621,255     6,433,256      3,331,665
                                                 -----------   -----------   ----------   ----------   -----------    -----------
Net assets at end of period  . . . . . . . . .   $ 7,347,163   $ 6,206,065   $1,563,641   $1,155,758   $11,497,190    $ 6,433,256
                                                 ===========   ===========   ==========   ==========   ===========    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                LARGE CAP VALUE               MONEY MARKET                  MID CAP VALUE
                                                  SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                           -------------------------   ---------------------------   ---------------------------
                                              1998          1997           1998           1997           1998            1997
                                           ------------  ------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss) . . . . .   $   598,312   $   323,404   $    929,073   $  1,023,296   $    (59,542)   $    560,254
  Net realized gains . . . . . . . . . .       264,947       154,133             --             --        269,604          90,441
  Net unrealized appreciation
   (depreciation) during the period  . .        66,958     1,088,057             --             --     (1,711,574)        187,079
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .       930,217     1,565,594        929,073      1,023,296     (1,501,512)        837,774
From contractowner transactions:
 Net premiums from contractowners  . . .     5,378,807     6,570,928     27,289,491     28,918,004      4,717,198       6,966,453
 Net benefits to contractowners  . . . .    (1,533,709)   (1,102,978)   (25,630,362)   (32,942,480)    (2,637,290)       (619,978)
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 from contractowner transactions . . . .     3,845,098     5,467,950      1,659,129     (4,024,476)     2,079,908       6,346,475
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets  .     4,775,315     7,033,544      2,588,202     (3,001,180)       578,396       7,184,249
Net assets at beginning of period  . . .    10,257,343     3,223,799     23,746,136     26,747,316      8,606,864       1,422,615
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . . .   $15,032,658   $10,257,343   $ 26,334,338   $ 23,746,136   $  9,185,260    $  8,606,864
                                           ===========   ===========   ============   ============   ============    ============




                                                    DIVERSIFIED
                                                  MID CAP GROWTH            REAL ESTATE EQUITY             GROWTH & INCOME
                                                    SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                             -------------------------   -------------------------   ---------------------------
                                                1998          1997          1998          1997           1998            1997
                                             ------------  ------------  ------------  ------------  -------------  ---------------
Increase (decrease) in net assets:
 From operations:
  Net investment income  . . . . . . . . .   $   122,583   $ 2,955,451   $   609,047   $   925,499   $ 25,563,909    $ 25,604,102
  Net realized gains . . . . . . . . . . .       762,758     1,126,199       586,891       487,843      6,654,245       2,376,560
  Net unrealized appreciation
   (depreciation) during the period  . . .       276,626    (3,364,862)   (3,962,661)      700,267     31,701,599      18,872,400
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .     1,161,967       716,788    (2,766,723)    2,113,609     63,919,753      46,853,062
From contractowner transactions:
 Net premiums from contractowners  . . . .     2,472,444    10,052,617     1,760,010     6,692,536     40,928,905      41,759,743
 Net benefits to contractowners  . . . . .    (6,731,986)   (8,369,858)   (4,073,675)   (3,491,935)   (31,860,895)    (23,467,946)
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets from
 contractowner transactions  . . . . . . .    (4,259,542)    1,682,759    (2,313,665)    3,200,601      9,068,010      18,291,797
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets  . .    (3,097,575)    2,399,547    (5,080,388)    5,314,210     72,987,763      65,144,859
Net assets at beginning of period  . . . .    34,602,378    32,202,831    16,189,095    10,874,885    223,347,854     158,202,995
                                             -----------   -----------   -----------   -----------   ------------    ------------
Net assets at end of period  . . . . . . .   $31,504,803   $34,602,378   $11,108,707   $16,189,095   $296,335,617    $223,347,854
                                             ===========   ===========   ===========   ===========   ============    ============



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                   SHORT-TERM                  SMALL CAP
                                                        MANAGED                       BOND                       VALUE
                                                      SUBACCOUNT                   SUBACCOUNT                  SUBACCOUNT
                                              ---------------------------   -------------------------   ------------------------
                                                  1998           1997          1998          1997          1998           1997
                                              -------------  -------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)  . . . . . .   $ 37,552,726   $ 33,517,796   $   449,482   $   349,582   $   (47,890)   $  355,020
  Net realized gains (losses) . . . . . . .     10,623,894      6,175,265        14,586       (23,864)      150,814        42,977
  Net unrealized appreciation (depreciation)
   during the period  . . . . . . . . . . .     24,957,669     21,200,526       (48,706)       51,606      (589,688)      120,277
                                              ------------   ------------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .     73,134,289     60,893,587       415,362       377,324      (486,764)      518,274
From contractowner transactions:
 Net premiums from contractowners . . . . .     35,851,937     35,209,787     6,583,392     2,277,100     2,419,717     3,931,113
 Net benefits to contractowners . . . . . .    (58,855,266)   (60,922,245)   (4,670,736)   (1,911,203)   (1,547,277)     (369,139)
                                              ------------   ------------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets from
 contractowner
 transactions . . . . . . . . . . . . . . .    (23,003,329)   (25,712,458)    1,912,656       365,897       872,441     3,561,974
                                              ------------   ------------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . .     50,130,960     35,181,129     2,328,018       743,221       385,677     4,080,248
Net assets at beginning of period . . . . .    402,307,547    367,126,418     8,550,693     7,807,472     5,117,560     1,037,312
                                              ------------   ------------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . .   $452,438,507   $402,307,547   $10,878,711   $ 8,550,693   $ 5,503,237    $5,117,560
                                              ============   ============   ===========   ===========   ===========    ==========




                                                       INTERNATIONAL
                                                       OPPORTUNITIES              EQUITY INDEX               STRATEGIC BOND
                                                        SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
                                                  -----------------------   -------------------------   ------------------------
                                                     1998         1997         1998          1997          1998           1997
                                                  -----------  -----------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)  . . . . . . . .   $  (20,748)  $    8,319   $   362,923   $   222,993   $   202,315    $  167,171
  Net realized gains  . . . . . . . . . . . . .       75,574       65,558       845,260       288,759        37,391         4,783
  Net unrealized appreciation (depreciation)
   during the period  . . . . . . . . . . . . .      368,629     (112,748)    2,664,448       812,331        87,433        10,914
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .      423,455      (38,871)    3,872,631     1,324,083       327,139       182,868
From contractowner transactions:
 Net premiums from contractowners . . . . . . .    1,101,733    1,958,041    11,289,799    10,201,049     3,855,785     2,115,324
 Net benefits to contractowners . . . . . . . .     (847,207)    (585,790)   (4,300,021)   (1,684,296)   (1,148,915)     (310,465)
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase in net assets from contractowner
 transactions . . . . . . . . . . . . . . . . .      254,526    1,372,251     6,989,778     8,516,753     2,706,870     1,804,859
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . . . .      677,981    1,333,380    10,862,409     9,840,836     3,034,009     1,987,727
Net assets at beginning of period . . . . . . .    3,011,974    1,678,594    11,497,159     1,656,323     3,216,511     1,228,784
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $3,689,955   $3,011,974   $22,359,568   $11,497,159   $ 6,250,520    $3,216,511
                                                  ==========   ==========   ===========   ===========   ===========   ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                           EMERGING       GLOBAL       BOND     SMALL/MID CAP   HIGH YIELD
                        MARKETS EQUITY    EQUITY      INDEX         CORE           BOND
                          SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        --------------  ----------  ----------  -------------  ------------
                            1998*         1998*       1998*         1998*         1998*
                        --------------  ----------  ----------  -------------  ------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income (loss)  . .         $--           $--      $   699      $   (16)      $    377
  Net realized gains           --            --           --           --             --
  Net unrealized
   appreciation
   (depreciation)
   during the
   period . . . . . .          --            --         (732)       1,408           (357)
                               --            --      -------      -------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .          --            --          (33)       1,392             20
From contractowner
 transactions:
 Net premiums from
  contractowners. . .          --            --       49,951       22,738         76,387
 Net benefits to
  contractowners. . .          --            --           --           --        (14,858)
                               --            --      -------      -------       --------
Net increase in net
 assets from
 contractowner
 transactions . . . .          --            --       49,951       22,738         61,529
                               --            --      -------      -------       --------
Net increase in net
 assets . . . . . . .          --            --       49,918       24,130         61,549
Net assets at
 beginning of period            0             0            0            0              0
                               --            --      -------      -------       --------
Net assets at end of
 period . . . . . . .          $0            $0      $49,918      $24,130       $ 61,549
                               ==            ==      =======      =======       ========



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Annuity Account V (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. Currently, the Account funds the Accommodator 2000, Independence Preferred, Market Place Variable Annuity and Independence 2000 contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new Portfolios are added to the Fund or as other investment options are developed and made available to contractowners. The twenty-three Portfolios of the Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Strategic Bond Portfolios, Equity Index, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond. Each Portfolio has a different investment objective.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHMLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHMLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.25%, 1.50% of net assets of the Accomodator 2000 and Independence Preferred Contracts, respectively.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  JHMLICO makes certain other deductions from contractowner payments for premium taxes and sales and withdrawal charges, which are accounted for as a reduction of net assets resulting from contractowner transactions.

3. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1998 were as follows:


               SUBACCOUNT           SHARES OWNED      COST          VALUE
               ----------           ------------  ------------  --------------
      Large Cap Growth  . . . . .     3,676,746   $ 72,348,546   $ 96,309,476
      Sovereign Bond  . . . . . .     7,451,247     73,271,647     73,928,330
      International Equity Index        794,898     12,759,708     12,369,046
      Small Cap Growth  . . . . .       565,708      6,141,745      7,347,163
      International Balanced  . .       140,559      1,486,457      1,563,641
      Mid Cap Growth  . . . . . .       760,622      8,961,635     11,497,190
      Large Cap Value . . . . . .     1,072,208     13,759,951     15,032,658
      Money Market  . . . . . . .     2,633,434     26,334,337     26,334,338
      Mid Cap Value . . . . . . .       753,764     10,615,988      9,185,260
      Diversified Mid Cap Growth      1,976,510     30,867,206     31,504,803
      Real Estate Equity  . . . .       891,565     12,406,044     11,108,707
      Growth & Income . . . . . .    15,202,674    227,564,636    296,335,617
      Managed . . . . . . . . . .    28,935,293    378,488,876    452,438,507
      Short-Term Bond . . . . . .     1,082,628     10,923,486     10,878,712
      Small Cap Value . . . . . .       474,874      5,926,362      5,503,236
      International Opportunities       302,094      3,361,889      3,689,955
      Equity Index  . . . . . . .     1,263,058     18,792,655     22,359,568
      Strategic Bond  . . . . . .       589,705      6,156,971      6,250,520
      Emerging Markets Equity . .             0              0              0
      Global Equity . . . . . . .             0              0              0
      Bond Index  . . . . . . . .         4,899         50,650         49,918
      Small/Mid Cap CORE  . . . .         2,676         22,722         24,130
      High Yield Bond . . . . . .         6,668         61,906         61,549

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1998, were as follows:


                     SUBACCOUNT                  PURCHASES       SALES
                     ----------                 -----------  -------------
      Large Cap Growth  . . . . . . . . . . .   $20,422,247   $ 6,671,682
      Sovereign Bond  . . . . . . . . . . . .    17,069,771     8,890,859
      International Equity Index  . . . . . .     2,957,516     1,974,243
      Small Cap Growth  . . . . . . . . . . .     1,742,524     1,437,670
      International Balanced  . . . . . . . .       515,767       234,305
      Mid Cap Growth  . . . . . . . . . . . .     4,369,259     1,226,019
      Large Cap Value . . . . . . . . . . . .     5,505,067     1,061,658
      Money Market  . . . . . . . . . . . . .    19,425,627    16,837,426
      Mid Cap Value . . . . . . . . . . . . .     4,009,860     1,989,494
      Diversified Mid Cap Growth  . . . . . .     1,515,153     5,652,112
      Real Estate Equity  . . . . . . . . . .     1,625,349     3,329,966
      Growth & Income . . . . . . . . . . . .    50,574,096    15,942,177
      Managed . . . . . . . . . . . . . . . .    52,049,398    37,500,000
      Short-Term Bond . . . . . . . . . . . .     6,311,107     3,948,969
      Small Cap Value . . . . . . . . . . . .     2,050,038     1,225,489
      International Opportunities . . . . . .     1,058,238       824,459
      Equity Index  . . . . . . . . . . . . .    10,836,537     3,483,835
      Strategic Bond  . . . . . . . . . . . .     4,020,173     1,110,988
      Emerging Markets Equity . . . . . . . .             0             0
      Global Equity . . . . . . . . . . . . .             0             0
      Bond Index  . . . . . . . . . . . . . .        50,685            35
      Small/Mid Cap CORE  . . . . . . . . . .        22,745            23
      High Yield Bond . . . . . . . . . . . .        61,949            43

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

4. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1998 were as follows:


                                  ACCOMMODATOR 2000         INDEPENDENCE PREFERRED        INDEPENDENCE 2000
                              --------------------------  --------------------------  --------------------------
                              ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         SUBACCOUNT              SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ----------           ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . .      528,042       $62.98      2,363,780       $26.39        16,972         $39.90
Sovereign Bond  . . . . . .    1,746,727        23.20      2,362,992        13.83        43,110          18.68
Emerging Market Equity  . .            0         9.27              0         9.27             0           9.27
International Equity Index       237,963        18.58        596,746        13.29         1,159          16.07
Global Equity . . . . . . .            0        10.30              0        10.30             0          10.30
Small Cap Growth  . . . . .      102,206        12.59        479,823        12.51         4,648          12.54
International Balanced  . .       11,299        12.50        113,131        12.42         1,412          12.45
Mid Cap Growth  . . . . . .       76,278        16.12        637,578        16.02         3,766          16.05
Large Cap Value . . . . . .       60,090        15.47        902,022        15.37        15,404          15.41
Money Market  . . . . . . .      631,754        16.31      1,269,375        11.65        92,488          13.42
Mid Cap Value . . . . . . .      101,130        13.18        595,293        13.10         4,567          13.13
Diversified Mid Cap Growth       190,684        18.27      1,547,425        18.11           150          18.16
Bond Index  . . . . . . . .        3,511        10.01              0        10.00         1,478          10.00
Small/Mid Cap CORE  . . . .        1,643        10.70              0        10.69           613          10.70
Real Estate Equity  . . . .      264,449        19.89        414,215        14.08           771          20.66
Growth & Income . . . . . .    2,407,923        58.78      6,027,797        25.33        55,988          37.01
Managed . . . . . . . . . .    7,904,623        35.75      8,933,179        18.73        99,614          25.98
Short-Term Bond . . . . . .       82,463        12.27        799,394        12.16        11,992          12.19
Small Cap Value . . . . . .       64,877        12.61        371,081        12.53         2,979          12.56
International Opportunities       38,552        12.20        265,215        12.12           515          12.15
Equity Index  . . . . . . .      167,620        18.85      1,002,128        18.72        23,459          18.77
High Yield Bond . . . . . .        3,553         9.89          1,160         9.89         1,512           9.89
Strategic Bond  . . . . . .       39,603        12.29        456,330        12.20        15,813          12.24



5. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHMLICO or the Fund.

6. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Annuity Account V, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

  1.    Condensed Financial Information (Part A).
  2.    Statement of Assets and Liabilities, John Hancock Variable Annuity
        Account V, at December 31, 1998. (Part B)
  3. Statement of Operations, John Hancock Variable Annuity Account V, year ended December 31, 1998. (Part B)
  4.    Statement of Changes in Net Assets, John Hancock Variable Annuity
        Account V, for each of the two years in the period ended December 31, 1998. (Part B)
  5.    Notes to Financial Statements, John Hancock Variable Annuity Account V.
        (Part B)
  6.    Statement of Financial Position, John Hancock Mutual Life Insurance
        Company, at December 31, 1998 and December 31, 1997. (Part B)
  7.    Summary of Operations and Changes in Policyholders' Contingency
        Reserves, John Hancock Mutual Life Insurance Company, for each of the two years in the period ended December 31, 1998. (Part B)
  8. Statement of Cash Flows, John Hancock Mutual Life Insurance Company, for each of the two years in the period ended December 31, 1998. (Part
        B)
  9.    Notes to Financial Statements, John Hancock Mutual Life Insurance
        Company. (Part B)

(B) EXHIBITS:
  1.    John Hancock Board Resolution establishing the John Hancock Variable
        Annuity Account V, included in Post-Effective Amendment No. 1 to this
        File No. 33-82646, filed April 25, 1995.
  2.    Not Applicable.
  3.(a) Form of Distribution and Servicing Agreement by and among John Hancock
        Distributors, Inc., John Hancock Mutual Life Insurance Company, and John
        Hancock Variable Life Insurance Company, incorporated by reference from
        Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for
        John Hancock Variable Life Account S (File No. 333-15075) filed April
        23, 1997.
    (b) Specimen Variable Contracts Selling between John Hancock Distributors,
        Inc., and selling broker-dealers, incorporated by reference from Pre-
        Effective Amendment No. 2 to Form S-6 Registration Statement for John
        Hancock Variable Life Account S (File No. 333-15075) filed April 23,
        1997.
  4.    Form of periodic payment deferred annuity contract, included in initial
        Form N-4 Registration Statement and Post-Effective Amendment No. 3 to
        the Form N-4 Registration Statement to this File No. 33-82646, filed
        August 10, 1994, and December 13, 1997, respectively.
  5.    Form of annuity contract application, included in initial
        Form N-4 Registration Statement and Post-Effective Amendment No. 3 to
        the Form N-4 Registration Statement to this File No. 33-82646, filed
        August 10, 1994, and December 13, 1997, respectively.
  6.    Charter and By-Laws of John Hancock Mutual Life Insurance Company,
        included in Post-Effective Amendment No. 1 to this File No. 33-82646, filed April 25, 1995
  7.    Not Applicable.
  8.    Not Applicable.
  9.    Opinion and Consent of Counsel as to legality of interests being offered, included in the initial Form N-4 Registration Statement to this
        File No. 33-82646 filed August 10, 1994.
 10.A   Representation of Counsel
 10.B   Consent of Independent Auditors.
 11.    Not Applicable.

 12. Not Applicable.
 13. Diagram of Subsidiaries of John Hancock Mutual Life Insurance Company incorporated by reference from Post-Effective Amendment No. 5 to Form N-
     4 Registration Statement of John Hancock Variable Annuity Account H (File
     No. 333-08345) filed April 28, 1999.
 14. Power of Attorney of Robert J. Tarr, Jr., incorporated by reference from
     Post-Effective Amendment No. 4 to Registration Statement of John Hancock
     Mutual Variable Life Account UV (File No. 33-63900) filed April 23, 1997.
     Copy of Power of Attorney for Michael C. Hawley, filed on May 1, 1996.
     Copies of Powers of Attorney for all other directors, included in Post-
     Effective Amendment No. 1 to this File No. 33-82646, filed April 25, 1995.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

DIRECTORS

   NAME                     POSITION WITH DEPOSITOR
   ----                     -----------------------
   Foster L. Aborn......... Vice Chairman of the Board
   Samuel W. Bodman........ Director
   Nelson S. Gifford....... Director
   Richard F. Syron........ Director
   William L. Boyan........ Vice Chairman of the Board
   E. James Morton......... Director
   John F. Magee........... Director
   John M. Connors, Jr..... Director
   Stephen L. Brown........ Chairman of the Board and Chief Executive Officer
   Michael C. Hawley ...... Director
   I. MacAllister Booth.... Director
   C. Vincent Vappi........ Director
   Robert J. Tarr, Jr...... Director
   David F. D'Alessandro... President and Chief Operating Officer
   Joan T. Bok............. Director
   Robert E. Fast.......... Director
   Lawrence K. Fish........ Director
   Kathleen F. Feldstein... Director
   Wayne A. Budd........... Director
EXECUTIVE OFFICERS OTHER THAN DIRECTORS
   Thomas E. Moloney....... Executive Vice President and Chief Financial Officer
   Diane M. Capstaff....... Executive Vice President
   Barry J. Rubenstein..... Senior Vice President, Counsel, and Secretary
   Richard S. Scipione..... General Counsel

  All of the above-named officers and directors can be contacted at the following business address: John Hancock Mutual Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock's variable annuity contracts by investing in shares of John Hancock Variable Series Trust I (the "Fund") a "series" type of mutual fund, registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and John Hancock Variable Life Insurance Company ("JHVLICO") own all of the Fund's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Fund is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, John Hancock directly controls Registrant.

  A diagram of the subsidiaries of John Hancock is incorporated by reference from Exhibit 13 to Post-Effective Amendment No. 5 to Form N-4 Registration Statement of John Hancock Variable Annuity Account H (File No. 333-08345) filed April 28, 1999.

ITEM 27. NUMBER OF CONTRACT OWNERS

  As of March 31, 1999, the number of Contract Owners of all forms of the Contracts offered by the Account was 29,111.

ITEM 28. INDEMNIFICATION

  Article 9a of the By-Laws of John Hancock provides indemnification to each present and former trustee, officer, and employee of John Hancock against litigation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of John Hancock. John Hancock may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such amounts if he or she should be determined not be entitled to indemnification.

  Reference is made to Article VI of the ByLaws of the Fund, filed as Exhibit 2 to Post Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-2081) dated April 12, 1988, which provides that the Fund shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Fund to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust, included as Exhibit 1 to the Fund's Post Effective Amendment No. 2, relate to the indemnification of trustees, shareholders, officers, and employees. It is provided that the Registrant shall indemnify any trustee made a party to any proceeding by reason of service in that capacity if the trustee (a) acted in good faith and
(b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with the Fund, that the conduct was in the best interest of the Fund and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Fund, and (c) in the case of any criminal proceeding, the Fund shall indemnify the trustee if the trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Fund unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees of the Fund who are neither "interested" persons of the Fund (as defined in the Act) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Fund is insured against loss by reason of lawful advances, or (3) a majority of a quorum of the Trustees of the Fund who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the trustees or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Fund's officers and trustees are hereby incorporated by reference from documents previously filed with the Commission, specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.f. to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1989), Section 14 of the
Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.a. to the Fund's Registration Statement (File No. 33-2081) dated December 11, 1985),
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust and John Hancock Mutual Life Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-2081) dated March 2, 1994), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.k. to Post-Effective Amendment No. 13 to the Fund's Registration Statement (File No. 33-2081) dated April 30, 1996),
Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.v. to Post-Effective Amendment No. 19 to the Fund's Registration Statement (File No. 3-2081) dated April __, 1998, Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1986, Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement of the Fund (File No. 33-2081) dated March 13, 1986), and
Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b. to Post-Effective Amendment No. 14 to Form N-1A Registration Statement of the Fund (File No. 33-2081) filed February 28, 1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

    (a) John Hancock Distributors, Inc., is also the principal underwriter for the Fund, John Hancock Variable Annuity Accounts U and I, and John Hancock Variable Life Accounts U, V, and S, and John Hancock Mutual Variable Life Insurance Account UV.

    (b) Reference is made to the response to Item 25, above.

    (c) The information under "Distribution Agreements and Other Services-- Distribution Agreement" in the statement of additional information forming a part of this registration statement is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant and the Fund (as indicated below) through written agreements between the parties to the effect that such services will be provided to the Registrant and/or the Fund for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

  John Hancock Distributors, Inc., John Hancock Place, Boston, Massachusetts, 02117, serves as Registrant's distributor and principal underwriter, and in such capacities, keeps records regarding shareholders account records and cancelled stock certificates. John Hancock (at the same address), in its capacity as Registrant's depositor, investment adviser, and transfer agent, keeps all other records required by Section 31(a) of the Act.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

    (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant hereby undertakes to include as part of any application to purchase a contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

    (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

    (d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this registration statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant has (1) included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (b) included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) instructed sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

    (e) John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                              JOHN HANCOCK MUTUAL LIFE
                              INSURANCE COMPANY

(SEAL)
                                         /s/ Stephen L. Brown

                         By              STEPHEN L. BROWN
                                         ------------------
                                           Stephen L. Brown
                                            Chairman of the
                                             Board

         /s/ Ronald J. Bocage

Attest:  Ronald J. Bocage
         ----------------------
           Vice President and
                 Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


  SIGNATURE                 TITLE                            DATE
  ---------                 -----                            ----



                          Executive Vice President
/s/ Thomas E. Moloney     and Chief Financial Officer
                          (Principal Financial Officer
THOMAS E. MOLONEY         and Acting Principal Accounting
-----------------         Officer)
Thomas E. Moloney                                         April 29, 1999


/s/ Stephen L. Brown      Chairman of the Board and
                          Chief Executive Officer
STEPHEN L. BROWN          (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                          April 29, 1999





FOR: Foster L. Aborn       Vice Chairman of the Board
     David F. D'Alessandro President and Chief Operating
                           Officer


     Nelson S. Gifford         Director  E. James Morton         Director
     John M. Connors           Director  Joan T. Bok             Director
     Robert J. Tarr, Jr.       Director  Robert E. Fast          Director
     I. MacAllister Booth      Director  Samuel W. Bodman        Director
     Michael C. Hawley         Director  Kathleen F. Feldstein   Director
                                         Richard F. Syron        Director
                                         Wayne A. Budd           Director
                                         Edward H. Linde         Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.


                          On behalf of the Registrant

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)

                                           /s/ Stephen L. Brown

                                 By        STEPHEN L. BROWN
                                           ----------------
                                           Stephen L. Brown
                                            Chairman of the
                                              Board
           /s/ Ronald J. Bocage

Attest:    Ronald J. Bocage
           ----------------------
           Ronald J. Bocage
            Vice President and Counsel

                               INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

 EXHIBITS
 --------
 10.A     Representation of Counsel
 10.B     Consent of Independent Auditors.